UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

GoDaddy Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

# 2026
# Notice of Annual Meeting of Stockholders and Proxy Statement

to be held on June 3, 2026

# We empower and champion entrepreneurs globally.

GoDaddy helps a large market of entrepreneurs thrive by developing and delivering easy-to-use products and services alongside personalized guidance. Our purpose is to make opportunity more inclusive for all.

## WHAT WE DO

### We help millions of entrepreneurs start, grow and scale their business.

Everyday entrepreneurs trust their ideas with us. We guide them to build their business digitally. Our global solutions seamlessly connect their identity and presence with commerce, leading to profitable growth. Our 20+ million customers are passionate and determined to transform their ideas into something meaningful. They often face a complex road to success, and our ability to evolve and build products and services to meet our customers' needs uniquely positions us to help our customers navigate their journey.

## WHO WE ARE

**5.8k+**

More than 5.8 thousand employees and Care team members.

**20m+**

We empower more than 20 million customers.

**80m+**

Our customers trust us with more than 80 million domains.

Data as of December 31, 2025.

Andrea Stanton
Bronze Balloons
BRONZEBALLOONS.COM

Bagel Miller

David Miller
Bagel Miller
BAGELMILLER.COM

Emily Tolipova
Where'd The Wild Things Go
WHEREDTHEWILDTHINGSGO.COM

A Message from Our Board Chair

Dear Fellow Stockholders,
In my letter last year, I noted how fascinating it was to witness the pace of AI-driven developments across the company, and this year we’ve built substantially further on that momentum. The pace of change around the world and across industries has accelerated rapidly. At GoDaddy, we continue to adapt with agility while remaining disciplined and steady in our execution, never losing focus on what matters most, our customers. I am particularly proud of how our management team is leading the company through this period. Our teams’ ability to move with urgency, embrace experimentation, and remain focused on delivering the tools and solutions our customers need to start and grow their businesses, is what sets us apart and sets the company up for long-term success.
GoDaddy’s AI Journey
GoDaddy’s AI journey has advanced over the last two years with a continued focus on adaptability and discipline grounded in data-driven insights. We know small businesses need trusted tools that are reliable, secure and work seamlessly together, allowing them to focus on growing their businesses. Our leadership in domains, combined with insights from more than 20 million customers, gives us a differentiated advantage that positions us to effectively develop and deploy the AI-powered tools and solutions that entrepreneurs need to grow. We are focused on delivering AI in a way that is accessible, practical and supported, meeting our customers’ needs and helping them succeed.
AI is also transforming our operations, helping to drive efficiencies and improve productivity. Teams across our functions are leveraging AI tools to build new products and features faster, streamline workflows and enhance decision-making. These efforts are unlocking time for our employees to experiment and innovate, helping us better serve our customers’ jobs to be done.
Agentic Open Internet & Agent Name Service
As AI shapes the next era of the internet, we expect agent-driven interactions to play a central role. We refer to this as the “Agentic Open Internet.” This new era, where agents will increasingly transact, interact, and operate autonomously online, needs an infrastructure that will help ensure a safe and secure experience. We believe the infrastructure is Agent Name Service (ANS), a global, open standard based on the same core infrastructure that powers today’s internet, the domain name system (DNS) and public key infrastructure (PKI). Establishing a trusted digital identity and naming infrastructure is foundational to the Agentic Open Internet. As the first public implementation, we built GoDaddy ANS based on the global, open standard using our DNS and PKI expertise so anyone can register and verify agents in minutes. We remain committed to playing a leading role in shaping the development and adoption of ANS as a global, open standard.
Responsible Oversight
As the Chair of GoDaddy’s Board, I would be remiss if I didn’t address how we are ensuring responsible and effective oversight of the company’s AI journey. As I shared in 2025, the full Board maintains oversight of the company’s development, deployment and use of AI. The Board’s expertise across technology, cybersecurity, finance and operations supports engaged and informed oversight as the company advances along this journey. In addition, our directors continue to build their skills and experience in AI through their memberships in relevant industry associations, ongoing director education and engagement with these topics both inside and outside the boardroom. We also continue to listen to and learn from you, our stockholders, engaging on a bi-annual basis to better understand your perspectives and sharing constructive feedback with the Board. Given stockholders’ interest in our AI journey, we’ve added an AI-oversight section to this proxy statement that provides more transparency around how our Board, leadership team and employees are overseeing responsible AI at GoDaddy.
Financial Strength
Our ability to adapt and take advantage of the opportunities AI unlocks is enabled by our financial strength and disciplined capital allocation. In 2025, we generated net income of $875.0 million, representing a net income margin of 17.7 percent. We also generated over $1.6 billion in normalized EBITDA (NEBITDA) and expanded our NEBITDA margin to 32 percent, contributing to more than 1,000 basis points of expansion over the past five years. Net cash provided by operating activities was $1.6 billion, and we generated $1.6 billion in free cash flow, up 19 percent year over year, which we deployed to repurchase 10.2 million shares while continuing to invest thoughtfully in growth initiatives.* In 2026, we will continue to thoughtfully evaluate the best ways to deploy our capital to innovate for our customers and drive long-term stockholder value.
Looking Ahead
I am incredibly excited about the opportunities ahead. We are positioned to thrive as the Agentic Open Internet develops, allowing us to advance our purpose to make opportunity more inclusive for all as we continue to execute our strategy, support our customers and deliver long-term stockholder value.
On behalf of the Board of Directors, we thank our team globally for their commitment, resilience and relentless focus on serving our customers during this transformative period and you, our stockholders, for your continued trust and investment.

* All comparisons are year-over-year unless otherwise specified. Normalized EBITDA (NEBITDA), NEBITDA margin and free cash flow are not financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP). For information on how we compute these non-GAAP financial measures and other operating metrics and for a reconciliation between each non-GAAP financial measure and its most directly comparable GAAP financial measure, please refer to “Appendix A — Operating and Business Metrics, Non-GAAP Financial Information and Reconciliations” in this Proxy Statement.
Best, Brian Sharples Board Chair

Notice of Virtual Annual Meeting of Stockholders

DATE AND TIME:	VIRTUAL MEETING SITE:	WHO CAN VOTE:
Wednesday, June 3, 2026, 8:00 a.m. PDT	www.virtualshareholder meeting.com/GDDY2026	Stockholders of record on Monday, April 6, 2026

Dear Stockholders of GoDaddy Inc.:
You are cordially invited to the 2026 virtual annual meeting of stockholders (the “Annual Meeting”) of GoDaddy Inc., a Delaware corporation (“GoDaddy” or the “Company”). The Annual Meeting will be held virtually on Wednesday, June 3, 2026, at 8:00 a.m. PDT via live webcast at www.virtualshareholdermeeting.com/GDDY2026. You can attend the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting by visiting the webcast and using the 16-digit control number on your notice or proxy card (the “Control Number”). We recommend you access the website a few minutes before the meeting to ensure that you are logged in when the meeting starts.
Items of Business
At the Annual Meeting, stockholders will be asked to vote on the proposals listed below. Our Board recommends that stockholders vote “FOR” each of the proposals at this Annual Meeting. We will also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

1	Election of directors — Aman Bhutani, Herald Chen, Caroline Donahue, Mark Garrett, Brian Sharples, Graham Smith, Leah Sweet, Srini Tallapragada and Sigal Zarmi	Page 10	FOR each nominee

2	Advisory, non-binding vote to approve named executive officer compensation	Page 32	FOR

3	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026	Page 62	FOR

4	Approval of the GoDaddy Inc. Amended and Restated 2024 Omnibus Incentive Plan	Page 64	FOR

Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
GoDaddy’s Proxy Statement for the Annual Meeting to Be Held on Wednesday, June 3, 2026 and
GoDaddy’s 2025 Annual Report are available at www.proxyvote.com.
YOUR VOTE IS IMPORTANT
Whether or not you plan to virtually attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. This notice and Proxy Statement is first being mailed or made available on the Internet to stockholders on or about April 23, 2026.

INTERNET www.proxyvote.com	TELEPHONE 1-800-690-6903	MAIL Complete and mail your proxy card	DURING THE VIRTUAL MEETING www.virtualshareholder meeting.com/GDDY2026

How to Vote
If you are a stockholder of record, there are four ways to vote:
1.By Internet: You may vote your shares online at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. EDT on Tuesday, June 2, 2026 (have your proxy card available when you visit the website).
2.By Telephone: You may vote your shares by calling 1-800-690-6903 toll-free (have your proxy card available when you call).
3.By Mail: If you received printed proxy materials, you may vote your shares by completing, signing, dating and returning your proxy card in the postage-paid envelope provided.
4.During the Virtual Meeting: You may vote your shares during the virtual Annual Meeting through live webcast at www.virtualshareholdermeeting.com/GDDY2026. You can attend the Annual Meeting, vote your shares and submit questions during the Annual Meeting by attending the webcast and using your Control Number. We recommend that you access the website a few minutes before the meeting to ensure you are logged in when the meeting starts.
If you are a street-name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares.
Our Board of Directors has fixed the close of business on Monday, April 6, 2026 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.
We appreciate your continued support of GoDaddy, and we are excited to either greet you at the Annual Meeting or to receive your proxy.
By Order of the Board of Directors,
Jared F. Sine
Chief Strategy and Legal Officer
Tempe, Arizona
April 23, 2026

[Page intentionally blank]

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

About GoDaddy
The following sections about our Company and our performance, as well as our proxy summary, include highlights of information contained elsewhere in this Proxy Statement. You should carefully read this Proxy Statement in its entirety before voting, as these sections do not contain all of the information that you should consider.
Our Company
GoDaddy is a global leader serving a large market of entrepreneurs, developing and delivering easy-to-use products as a one-stop shop solution provider, alongside proactive, informed and personalized guidance. We serve individual entrepreneurs, organizations, developers, designers and domain investors. Our purpose is to make opportunity more inclusive for all (the “GoDaddy Purpose”).

Our 20+ million customers are passionate and determined to transform their ideas into something meaningful. They often face a complex road to success, and our ability to build solutions and tools that simplify their journey, focused on our customers’ fundamental jobs to be done, uniquely positions us to help them navigate their individual journeys.
Each customer’s journey is unique, and oftentimes non-linear and iterative in nature. We design our solutions and tools to help our customers across all aspects of their businesses and to assist them in growing across what we call the “Entrepreneur's Wheel.” The Entrepreneur’s Wheel represents our customers’ needs within three main focus areas: identity, presence and commerce. As the needs of our customers change and expand, we continue to evolve our solutions and tools to meet them where they are on the Entrepreneur's Wheel.

Payable Domains
Security
Paylink
Identity
Marketplaces
Domain
Payments
Logo
Commerce
GoDaddy Airo™
Email
In-store POS
Hosting
Conversations
Websites
Online Store
Presence
Marketing
Content

Our stable and durable business model is driven by strong brand recognition, efficient customer acquisition, high customer retention rates, increasing lifetime spend of our customers and our ability to attract high-intent customers. Our customer retention rate was approximately 85% for the year ended December 31, 2025 and we had over 2.0 million customers, each of whom spent more than $500 a year on our product offerings. We believe the breadth and depth of our product offerings, seamless ease-of-use in a one-stop shop and the high-quality, personalized guidance and responsiveness from GoDaddy Guides continue to help us build strong customer relationships leading to our high customer retention rates.

20+ million Customers[1]	80+ million Domains Under Management[1]
1 As of December 31, 2025.

Additional information about our Company can be found on our corporate website and in our 2025 Annual Report. Please visit aboutus.godaddy.net/about-us and our investor relations site aboutus.godaddy.net/investor-relations.

GoDaddy Inc. 2026 Proxy Statement	1

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Company Highlights
2025 Financial and Business Highlights
In 2025, we demonstrated strong operational execution and financial performance while also advancing the GoDaddy Purpose. Our strategy, to relentlessly focus on creating customer value and to drive profitable growth, is propelling us towards our North Star of maximizing free cash flow over the long term while sustaining long-term stockholder value. For our fiscal year ended December 31, 2025, we delivered a strong year of financial performance and execution, key highlights of which are below2:

Financial and Business Highlights

Total Revenue	Bookings	Net Income

$5.0 B	$5.4 B	$0.9 B

an increase of 8% on a reported and constant currency basis[1]	an increase of 7% on a reported and constant currency basis[1]	a decrease of 7%[2], representing an 18% net income margin

Normalized EBITDA	Net Cash from Operating Activities	Free Cash Flow

$1.6 B	$1.6 B	$1.6 B

an increase of 14%, representing a 32% NEBITDA margin[1]	an increase of 24%	an increase of 19%

Our AI Journey	Pricing and Bundling	Seamless Experience	Commerce

•Continued expansion of AI-powered capabilities with the transformation of GoDaddy Airo into an agentic Airo.ai platform with 25+ agents in production	•Expanded go-to-market approach with a streamlined purchase experience for new domain customers	•Improved conversion, attach rates and renewal rates by applying our large-scale experimentation engine	•Gross payments volume grew to $3.4 billion, up 31% year-over-year

•Reduced cycle times and increased development velocity by having AI tools generate the majority of code	•Leveraged AI-driven coding to accelerate partner integrations and bundle testing	•Expanded optimization work to include more end-to-end flows across the customer journey, using AI to personalize recommendations and refine design in real time	•Launched GoDaddy Capital, a merchant cash advance program for eligible users

•Deployed GoDaddy Agent Name Service (ANS) built on a global, open standard to establish a trusted identity layer protocol for agents in the emerging open Internet	•Provided greater value and choice for customers with tailored bundles to simplify decision-making and deepen engagement across our platform		•Expanded GoDaddy's lineup of innovative point-of-sale smart terminals with the introduction of Smart Terminal Pro

1 All comparisons are year-over-year unless otherwise specified. Bookings is an operating metric and Normalized EBITDA (NEBITDA) and NEBITDA margin are not financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP). For a discussion of constant currency, information on how we compute Bookings and other operating metrics and for a reconciliation between each non-GAAP financial measure and its most directly comparable GAAP financial measure, please refer to “Appendix A — Operating and Business Metrics, Non-GAAP Financial Information and Reconciliations” in this Proxy Statement.
2 Net income for the year ended December 31, 2025 included a one-time benefit for the recognition of an uncertain tax position of $34.6 million. Net income for the year ended December 31, 2024 included a non-routine, non-cash benefit to income taxes of $267.4 million due to the conversion of a subsidiary from a partnership to a disregarded entity for U.S. income tax purposes.

Additional information about our business and financial results can be found in our 2025 Annual Report and our other SEC filings. Please visit aboutus.godaddy.net/about-us and our investor relations site aboutus.godaddy.net/investor-relations.

2

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Sustainability Highlights
We aim to promote a sustainable and inclusive future. Our 2025 environmental, social and governance (“ESG”) initiatives reflect our dedication to positively impacting the communities we serve, empowering entrepreneurs everywhere, ensuring ethical business practices and encouraging responsible innovation while driving business value and minimizing our environmental footprint.
Highlights of our 2025 sustainability priorities and initiatives are below:

Customers & Communities Our customers and the communities in which we operate are at the heart of the GoDaddy Purpose.
Customer Experience	Our personalized support at every stage of the entrepreneurial journey sets us apart and helped us earn an A+ rating from the Better Business Bureau.

Inclusive Entrepreneurship
GoDaddy Empower, our signature social impact program, supports emerging entrepreneurs with starting and growing their businesses online through technology and targeted grant funding delivered through trusted partners. In 2025, Empower invested more than $2.7 million to support entrepreneurs.

Community Engagement	GoDaddy employees volunteered nearly 4,400 hours and donated approximately $800,000 through employee-led efforts, volunteer rewards, corporate funds and matching donations.

People & Culture A thriving workplace culture drives our success.
Employee Engagement
Engaging a global workforce means fostering connection, collaboration and a shared sense of purpose. We use insights from GoDaddy Voice, our employee survey, to strengthen our culture and create a positive, inclusive work environment.

Learning & Development
We are committed to fostering a culture of continuous learning and development. Through AI training that builds confidence, fluency and practical skills, we’re expanding employee capabilities to enhance productivity, creativity and customer experience.

Responsible Governance & Operations We uphold the highest standards of ethics, compliance and accountability.
Ethical Conduct
Our Code of Business Conduct and Ethics helps ensure integrity at every level. To hold ourselves to the highest ethical standards, we included updates in 2025 to reflect GoDaddy’s evolving business, potential risks and responsibilities.

Responsible AI
As AI evolves, we continue to adapt our policies and practices to serve and empower entrepreneurs. Our Responsible AI Principles detail our commitment to using artificial intelligence responsibly and ethically to advance the GoDaddy Purpose.

Environmental Impact We continue to take decisive action toward environmental sustainability.
GHG Emissions Reduction	We maintained an approximately 88% reduction in our Scope 1 and 2 market-based emissions from our 2019 baseline.

Energy Use Reduction
We drove more than 50% reduction in energy usage from a 2019 baseline through our focus on energy efficiency, supporting our emissions objectives while driving operational value through improved performance and cost efficiency.

To read more about our sustainability strategies, practices, programs and disclosures, please visit:
https://aboutus.godaddy.net/investor-relations/esg/default.aspx. For more information on our Governance Committee’s oversight of such strategies, practices, programs and disclosures, please see the section “Board Risk Oversight.”

GoDaddy Inc. 2026 Proxy Statement	3

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Proxy Summary
Our Board of Directors
Proposal No. 1 — Election of directors begins on page 10 of this Proxy Statement
The Board of Directors (the “Board”) has nominated the following directors for election at the Annual Meeting, each for a one-year term that expires at the 2027 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation, death or removal.
The Board unanimously recommends that you vote “FOR” each of the nominees named in Proposal No. 1.

Name and Principal Occupation	Age	Independent	Director Since	Board Committees

Amanpal (Aman) Bhutani Chief Executive Officer, GoDaddy	50		2019
Herald Chen Former President and Chief Financial Officer, AppLovin	56		2014	A
Caroline Donahue Former Executive Vice President and Chief Marketing and Sales Officer, Intuit	65		2018	N (Ch) C
Mark Garrett Former Executive Vice President and Chief Financial Officer, Adobe	68		2018	A (Ch)
Brian Sharples — Board Chair Co-founder and Former Chairman and Chief Executive Officer, HomeAway	65		2016
Graham Smith Former Executive Vice President and Chief Financial Officer, Salesforce	66		2024	A C
Leah Sweet Former Senior Vice President, PayPal	57		2020	C (Ch) N
Srinivas (Srini) Tallapragada President and Chief Engineering and Customer Success Officer, Salesforce	56		2023	N
Sigal Zarmi Senior Advisor, Boston Consulting Group	62		2023	A

COMMITTEES
A	Audit and Risk Committee (“Audit Committee”)	N	Nominating and Governance Committee (the “Governance Committee”)
C	Compensation and Human Capital Committee (“Compensation Committee”)	(Ch)	Committee Chair

TENURE
<4 years 3/9	4-6 years 2/9	7+ years 4/9

AGE
41-55 years 1/9	56-65 years 6/9	66+ years 2/9

4

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Skills and Experience
Our Board has identified the following skills and experiences as important in ensuring that our directors collectively possess the necessary core skills and specific areas of expertise to provide effective oversight of our Company and our long-term strategic growth.

Technology Experience 6/9	Global Experience 8/9

Emerging Technology Expertise 5/9	Sales & Marketing Experience 4/9

Strategic Planning Experience 8/9	Human Capital / Executive Compensation Experience 4/9

Public Company Leadership Experience 9/9	Public Company Board Experience 8/9

Financial / Accounting Experience 5/9	Risk Management / Compliance / Cybersecurity Experience 7/9

Corporate Governance Experience 5/9

Governance Profile
Our corporate governance framework lays the foundation for effective oversight and management accountability and enables us to remain competitive in the dynamic environment in which we operate. We are committed to good corporate governance and ensuring our practices are aligned with our strategic priorities. The following list highlights our corporate governance practices:

  Independent Board Chair
  100% independent committee members
  Annual election of directors
  Majority vote standard for director elections with director resignation policy
  No supermajority voting requirement
  Robust Board, committee and director self-evaluation process
  Board guidelines related to service on other public company boards and audit committees
  Disclosure of director skills matrix on an individual basis
  Responsive stockholder engagement program

  Robust and deliberate succession planning process
  Code of Business Conduct and Ethics for directors, officers and employees
  Annual review of committee charters and governance policies
  Regular meetings of independent directors without management
  Formalized Governance Committee oversight of sustainability matters
  Formalized Compensation Committee oversight of human capital management
  Formalized Audit Committee oversight of cybersecurity

For more information about our Board, including their biographical information, please see the section “Director Nominees” beginning on page 10.

GoDaddy Inc. 2026 Proxy Statement	5

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Executive Compensation
Proposal No. 2 — Advisory, non-binding vote to approve named executive officer compensation begins on page 32 of this Proxy Statement
We are providing stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Chief Executive Officer (“CEO”) and our other named executive officers (“NEOs”).
The Board unanimously recommends that you vote “FOR” the approval of the compensation of our NEOs.
Compensation Overview and 2025 Compensation Program
The Compensation Committee, which is responsible for the Company’s executive compensation policies and plans, is committed to designing a compensation program that promotes pay for performance, is competitive, fair and equitable, rewards the delivery of stockholder value and is responsive to stockholder feedback.
Our Compensation Committee and management strive to ensure the Company’s compensation programs and policies are aligned with best practices. The following list highlights our compensation practices:

WHAT WE DO	WHAT WE DON’T DO
  Annual “Say-on-Pay” vote
  Cap on maximum payouts for each NEO under our short-term incentive plan
  Independent compensation consultant engaged by the Compensation Committee
  Equity ownership guidelines for our CEO (6X annual base), other executive officers (2X annual base) and non-employee directors (5X annual cash retainer)
  Clawback policies on incentive compensation
  Ongoing engagement with our stockholders regarding our compensation practices
  Annual compensation review and risk assessment

  No hedging of shares by officers or directors under any circumstances
  No pledging of shares by officers, directors or employees
  No tax gross-ups to cover excise taxes
  No resetting of performance targets
  No “single trigger” change in control payments
  No excessive perquisites
No evergreen provisions in our equity plan

Given the positive Say-on-Pay result at our 2024 annual meeting and perspectives from stockholder engagement, the Compensation Committee approved a 2025 compensation program with similar core design features as the 2024 program, with one important change to the short-term incentive plan. For 2025, the committee approved a reweighting of the STIP metrics to utilize Bookings and NEBITDA, and to remove revenue and unlevered free cash flow. For more on this change, see the section “Corporate Performance Goals, Performance Cap and Results.”
The target mix of compensation provided to our CEO and the average of our other NEOs is set forth below followed by a summary of the compensation program elements. Roughly 94% and 92% of CEO total target pay and other NEOs (average) pay, respectively, is considered variable and at risk.

CEO	Other NEOs (average)

88.9%
Long-Term
5.6%
Base Salary
5.6%
STIP
44.4%
PSU Awards
44.4%
RSU Awards

85.4%
Long-Term
8.1%
Base Salary
6.5%
STIP
42.7%
PSU Awards
42.7%
RSU Awards

6

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Compensation Program Elements

Base Salary (Fixed) Establishes competitive pay that properly incentivizes executive officers’ day-to-day responsibilities
Targeted at competitive levels and based on past experience and expected future contributions

2025 Short-Term Incentive Plan (Variable)
Provides appropriate incentives for our executive officers to work collaboratively as a team to achieve important financial, business and strategic goals in our operating plan and to reward individual contributions; for the 2025 STIP, the Compensation Committee chose to move from four to two corporate performance metrics, utilizing NEBITDA and Bookings, weighted equally, and discontinuing the use of revenue and unlevered free cash flow

80% - Corporate Performance Goal	•50% NEBITDA	•50% Bookings

20% - Individual Performance Goal

2025 Long-Term Incentive Plan (Variable)
Strengthens the alignment between the interests of our executive officers and those of our stockholders by tying vesting of awards to achievement of relative total stockholder return (“rTSR”), which incentivizes driving long-term stockholder value and promotes executive officer retention by linking vesting to continued employment

50% Performance Stock Units (“PSUs”)	•100% rTSR performance metric measured against the Nasdaq Internet Index	•Cliff vest after a 3-year performance period

50% Restricted Stock Units (“RSUs”)		•Vest quarterly over 3-years

For more information about our compensation program, please review our Compensation Discussion and Analysis beginning on page 33.

GoDaddy Inc. 2026 Proxy Statement	7

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Other Management Proposals
Ratification of the Appointment of Ernst & Young LLP
Proposal No. 3 — Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026 begins on page 62 of this Proxy Statement
At the Annual Meeting, our stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.
The Board unanimously recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP.
GoDaddy Inc. Amended and Restated 2024 Omnibus Incentive Plan
Proposal No. 4 — Approval of the GoDaddy Inc. Amended and Restated 2024 Omnibus Incentive Plan begins on page 64 of this Proxy Statement
On April 16, 2026, upon the recommendation of the Compensation Committee, the Board approved the GoDaddy Inc. Amended and Restated 2024 Omnibus Incentive Plan, subject to approval by our stockholders.
The Board unanimously recommends that you vote “FOR” the approval of the GoDaddy Inc. Amended and Restated 2024 Omnibus Incentive Plan.

8

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Stockholder Engagement
As part of our robust governance framework, we maintain a year-round engagement program that provides our stockholders the opportunity to share their perspectives with our teams at key points in the year or at times requested.1
Offered Meetings
62.4%
of our shares outstanding
Engaged in Discussions
41.1%
of our shares outstanding
Engaged with Director
32.1%
of our shares outstanding
In 2025, we met with stockholders representing 41.1% of our shares outstanding. As part of these conversations, we discussed a range of topics, including:

Governance and Board Matters Board Leadership and Composition Director Refreshment, Evaluation & Education Board and Committee Risk Oversight (including AI risk oversight) Governance Practices	Executive Compensation Executive Compensation Program (Say-on-Pay received a 92.4% approval at our 2025 annual meeting of stockholders)	Environmental and Social Matters Human Capital Management Environmental Sustainability Data Privacy and Cybersecurity

2025 Engagement Topic Highlights

The Agentic Open Internet, ANS and AI Oversight
As AI agents rapidly proliferate and begin interacting with one another, establishing trusted identity and verification standards and infrastructure is becoming increasingly critical to maintaining the integrity and security of the open internet. We believe that infrastructure is ANS, a global, open standard based on the same core infrastructure that powers today’s internet, the Domain Name System (“DNS”) and public key infrastructure (“PKI”). In addition to driving adoption of ANS as the global, open standard for the agentic internet, given our scale, leadership and longstanding DNS and PKI expertise, GoDaddy implemented the first public implementation of ANS with, GoDaddy ANS. GoDaddy ANS serves as a trust layer for AI-powered agents, enabling secure identification and interaction. Anyone can register an agent with GoDaddy ANS and verify agents within minutes. Our Board and committees continue to provide oversight of the risks and opportunities, related to our AI initiatives, including ANS, as part of their broader risk oversight responsibilities. For more on the Board’s AI oversight, see the section “Board Risk Oversight.”

Committee Refreshment
The Board regularly reviews committee composition and leadership as part of its broader refreshment and succession planning efforts. In June 2025, the Board implemented several committee changes to align director expertise with committee responsibilities and support continued effective oversight. Leah Sweet was appointed Chair of the Compensation Committee, Caroline Donahue was appointed Chair of the Governance Committee, and Graham Smith was appointed as a member of the Compensation Committee. These updates reflect the Board’s commitment to thoughtful committee refreshment, development of Board leadership and alignment of committee oversight with GoDaddy’s strategic priorities and evolving business needs. For more on these matters, see the section “Committee Composition, Independence and Refreshment.”

Board and Director Education
Our Board and management team are committed to ensuring that all directors have access to ongoing, continuing education programs and membership or participation in professional organizations that support effective oversight and informed decision-making. In 2025, directors received training, updates and presentations from internal and external experts on topics including AI developments, opportunities and integration; cybersecurity and information security risk; M&A landscape; regulatory/compliance developments; and other matters.

Executive Compensation
Our executive compensation program received 92.4% support at our 2025 Annual Meeting. Our Compensation Committee continues to review and design plans that aim to promote pay for performance and instill competition, all while providing fair and equitable pay that delivers stockholder value.

1 All percentages are presented as of February 24, 2026.

For more information about our year-round engagement program please see the section “Stockholder Engagement Approach and Philosophy” on page 26.

GoDaddy Inc. 2026 Proxy Statement	9

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Board and Governance Matters

Proposal No. 1 Election of Directors

The Board of Directors unanimously recommends that you vote “FOR” each of the nominees named in this Proposal No. 1

Our business affairs are managed by our management team under the direction of our Board. At the recommendation of the Governance Committee, the Board nominated Aman Bhutani, Herald Chen, Caroline Donahue, Mark Garrett, Brian Sharples, Graham Smith, Leah Sweet, Srini Tallapragada and Sigal Zarmi to serve as our directors. Each nominee is currently a member of our Board. If elected, the nominees will serve one-year terms that expire at the 2027 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation, death or removal.
Required Vote
The Company’s Third Amended and Restated Bylaws (“Bylaws”) provide for majority voting for uncontested director elections. Each incumbent director nominated for election at the Annual Meeting will only be elected if the votes “FOR” such director’s election exceed the votes “AGAINST” their election. Pursuant to our Corporate Governance Guidelines, each director nominee must tender an irrevocable conditional resignation to the Company that, subject to our Governance Committee’s recommendation and our Board’s acceptance thereof, will become effective following the Annual Meeting in the event that such nominee does not receive a majority of the votes cast. If applicable, the Company will publicly disclose the Board’s decision and rationale within 90 days of the stockholder vote.
Nomination Process
Our Governance Committee and Board have evaluated each of the director nominees recommended by our Board against the factors and principles GoDaddy uses to select director nominees. Based on this evaluation, our Governance Committee and Board have concluded that it is in the best interests of the Company and its stockholders for each of the proposed nominees to serve as a director of GoDaddy. The Board believes that all of these nominees have a strong track record of being responsible stewards of stockholders’ interests and bring extraordinarily valuable insight, perspective and expertise to the Board. Each nominee has agreed to be named in this Proxy Statement and to serve if elected until their successor is duly elected and qualified, or until their earlier resignation, death or removal. Should any nominee be unable to serve, the persons designated as proxies reserve full discretion to vote for another person or the Board may reduce its size.
Set forth below are the names and certain information about the director nominees. For more information on the director nominees, including regarding their independence, see the section “Board Governance.”
Director Nominees
Set forth below are the biographies of each director, including information regarding each director’s business experience, director positions held currently or historically and the skills, experiences, qualifications and attributes that caused the Governance Committee to determine that each individual is qualified to serve as a director of the Company. For more detailed discussion of the Board’s composition, including how the Governance Committee and the Board continue to review the makeup of the Board in relation to the Company’s strategy and future outlook, as well as a matrix depicting notable skills and areas of focus for each director, see the section “Board Composition.”

10

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Amanpal (Aman) Bhutani, Chief Executive Officer

Chief Executive Officer, GoDaddy Age: 50 Director since: 2019 Other Current Board Service: The New York Times Company (since September 2018) Zero Link Markets, Inc. (private)
PROFESSIONAL EXPERIENCE
•Chief executive officer, GoDaddy Inc., September 2019 to present
•President of the Brand Expedia Group, Expedia Group, Inc., June 2015 to September 2019
•Vice president and senior vice president of Expedia Worldwide Engineering, Expedia Group, Inc., May 2010 to June 2015
•Technology senior director, JPMorgan Chase and Co., September 2008 to May 2010
•Senior vice president of e-commerce technology, Washington Mutual Inc. (acquired by JPMorgan Chase and Co.), 2002 to 2008
SKILLS AND QUALIFICATIONS
Mr. Bhutani gained extensive technological expertise from his collective experiences in senior leadership roles at digital and consumer-facing companies, giving him a highly relevant perspective on our innovation efforts as we position the Company for further growth. Mr. Bhutani has over 20 years of experience in technical, management and leadership roles, ushering brands into new eras of innovation and integrating emerging and leading technologies to enhance the customer experience. His leadership and strategic planning experience as president of Brand Expedia Group’s global business operations positions him well to lead the Company as we continue our global growth.

Brian Sharples — Board Chair

Co-founder, Former Chairman and Chief Executive Officer, HomeAway Age: 65 Director since: 2016 Other Current Board Service: Ally Financial Inc. (since August 2018) eBay Inc. (since March 2026)
PROFESSIONAL EXPERIENCE
•Co-founder and chief executive officer, HomeAway, Inc., April 2004 to September 2016
FORMER BOARD EXPERIENCE
•Former director, Avalara, Inc., March 2020 to October 2022 (private)
•Former director, Yelp Inc., March 2019 to June 2022 (public)
•Former director, Fexy Media, 2015 to 2023 (private)
•Former board chair, HomeAway, Inc., April 2004 to December 2015 (public)
•Former director, RetailMeNot, Inc., August 2011 to May 2017 (public)
SKILLS AND QUALIFICATIONS
Mr. Sharples gained extensive experience as an executive in the technology industry and through his entrepreneurial leadership throughout his career. As the co-founder and former chief executive officer of HomeAway, Inc., a global online marketplace, he deeply understands the risks and opportunities involved with operating a global, consumer-centric technology company. The Board greatly benefits from his expertise in technology brand strategy and his knowledge navigating strategic transactions in the technology and e-commerce space as both an executive and a director. Mr. Sharples’s extensive public company board experience brings to the Board a thorough understanding of corporate governance, human capital management, executive compensation and oversight of risk and management.

GoDaddy Inc. 2026 Proxy Statement	11

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Herald Chen

Former President and Chief Financial Officer, AppLovin Corporation
Age: 56
Director since: 2014
Committee Membership: Audit Committee Member
Other Current Board Service: AppLovin Corporation (since August 2018)
Internet Brands, Inc. (private)

PROFESSIONAL EXPERIENCE
•Advisor to the chief executive officer, AppLovin Corporation, January 2024 to present
•President and chief financial officer, AppLovin Corporation, November 2019 to January 2024
•Head of technology, media and telecom, Kohlberg Kravis Roberts & Co. L.P., April 2007 to October 2019
FORMER BOARD EXPERIENCE
•Former board chair, BMC Software, Inc., October 2018 to October 2019 (private)
•Former board chair, Optiv Inc., December 2016 to October 2019 (private)
•Former board chair, Epicor Software Corporation, August 2016 to October 2019 (private)
SKILLS AND QUALIFICATIONS
Mr. Chen’s deep background in the technology industry and his former role as AppLovin’s chief financial officer, where he led a large technology platform with a global presence, provide him with unique and current insights into leadership and strategic planning in the digital market space. As a former investment professional who was instrumental in defining strategy and driving success across many technology companies, Mr. Chen brings to the Board deep operational and management expertise and governance and oversight of the business. As a member of our Audit Committee, and through his roles as chair at various companies, Mr. Chen brings to the Board a deep understanding of financial and accounting matters, as well as risk management expertise.

Caroline Donahue

Former Executive Vice President and Chief Marketing and Sales Officer, Intuit
Age: 65
Director since: 2018
Committee Membership: Governance Committee Chair; Compensation Committee Member
Other Current Board Service: Experian plc (since January 2017)
Versapay Corporation (private)

PROFESSIONAL EXPERIENCE
•Chief marketing and sales officer and executive vice president, Intuit Inc., August 2012 to September 2016
•Senior vice president of sales and channel marketing, Intuit Inc., May 1995 until August 2012
SKILLS AND QUALIFICATIONS
As the former chief marketing and sales officer of a large technology company, Ms. Donahue provides extensive knowledge of international markets with consumer sales and growth, which is particularly relevant to our global business and strategic focus on customer growth. The Board and leadership team benefit from Ms. Donahue’s insight and extensive experience in mass-market, digital, multi-channel and business-to-consumer distribution, marketing and brand and sales management. Ms. Donahue also offers strong insight to the Board and our leadership team on innovation and consumer-centricity within a consumer-facing technology company. Through her public and private company board experience, Ms. Donahue understands issues pertaining to human capital management, risk management and oversight and corporate governance.

12

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Mark Garrett

Former Executive Vice President and Chief Financial Officer, Adobe
Age: 68
Director since: 2018
Committee Membership: Audit Committee Chair
Other Current Board Service: Snowflake, Inc. (since April 2018)
Cisco Systems, Inc. (since April 2018)

PROFESSIONAL EXPERIENCE
•Senior advisor, Permira, June 2021 to present
•Senior advisor, General Atlantic, June 2018 to June 2021
•Executive vice president and chief financial officer, Adobe Systems Incorporated, February 2007 to April 2018
•Senior vice president and chief financial officer, Software Group of EMC Corporation (formerly Documentum, Inc.), August 2002 to January 2007 and 1997 to 1999, including through its acquisition by EMC Corporation
FORMER BOARD EXPERIENCE
•Former director, NightDragon Acquisition Corp., March 2021 to December 2022 (public)
•Former director, HireRight, LLC, November 2018 to October 2021 (private)
•Former director, Pure Storage, Inc., July 2015 to December 2021 (public)
SKILLS AND QUALIFICATIONS
Mr. Garrett’s executive leadership roles at EMC and Adobe enable him to provide invaluable insight to our management and Board on long-term strategic, financial and capital planning and financial performance. His ability to complete one of the largest and fastest strategic transitions to a cloud-based subscription model at Adobe gives him an important perspective when guiding our management team through areas of growth and evolution. As a senior advisor at Permira, Mr. Garrett adds to his depth of understanding of technology companies. His extensive financial and accounting experience through his public company directorships, and particularly his role as audit committee chair and member at other technology companies, allows him to provide extensive financial and accounting expertise to enable effective oversight as the chair of our Audit Committee and member of the Board.

Graham Smith

Former Executive Vice President and Chief Financial Officer, Salesforce
Age: 66
Director since: 2024
Committee Membership: Audit Committee Member; Compensation Committee Member
Other Current Board Service: Axon Enterprise, Inc. (since March 2023)
Procore Technologies, Inc. (since February 2020)

PROFESSIONAL EXPERIENCE
•Interim chief executive officer, Splunk Inc., November 2021 to April 2022
•Executive vice president and chief financial officer and other roles, Salesforce, Inc., December 2007 to June 2015
•Chief financial officer, Advent Software, Inc., January 2003 to December 2007
FORMER BOARD EXPERIENCE
•Former director, Splunk Inc., July 2011 to March 2024 (public)
•Former director, Blackline, Inc., May 2015 to May 2022 (public)
•Former director, Slack Technologies, Inc., December 2018 to July 2021 (public/private)
•Former director, Xero Limited, February 2015 to March 2020 (public)
•Former director, Citrix Systems, Inc., December 2015 to June 2018 (public)
SKILLS AND QUALIFICATIONS
Mr. Smith’s leadership experience as a public company chief financial officer and his success advising technology companies through growth at scale are aligned with GoDaddy’s go-forward strategy. The Board and management also benefit from Mr. Smith’s deep financial and accounting expertise gained through his roles at Splunk, Salesforce and Advent Software and his public company directorships.

GoDaddy Inc. 2026 Proxy Statement	13

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Leah Sweet

Former Senior Vice President, PayPal
Age: 57
Director since: 2020
Committee Membership: Compensation Committee Chair; Governance Committee Member
Other Current Board Service: BMC Technologies (private)
Versapay Corporation (private)

PROFESSIONAL EXPERIENCE
•Senior vice president of global design, delivery and operations and other roles, including chief of staff to the chief executive officer, PayPal Inc., January 2012 to March 2020
•Vice president, customer success, CA Technologies, Inc., April 2010 to December 2011
•Deputy chief information officer, State of Arizona, May 2009 to April 2010
•Vice president, technology strategy and operations, American Express Company, February 2004 to May 2009
FORMER BOARD EXPERIENCE
•Former director, Arizona Technology Council, October 2016 to March 2020 (private)
SKILLS AND QUALIFICATIONS
Ms. Sweet’s extensive senior executive expertise in the fintech and financial services industries, including her experiences at PayPal and American Express, give her deep knowledge into payments and commerce that is invaluable to our Board and leadership as we deliver our commerce solutions for customers. Her prior experiences spearheading successful transformations and driving businesses forward enable her to provide valuable insight to the Board regarding oversight of enterprise strategy development and program management. Ms. Sweet’s understanding of human capital management, executive compensation, corporate governance and succession planning gained through her board experiences and her role as chief of staff at PayPal greatly benefit our Board and Compensation and Governance Committees.

Srinivas (Srini) Tallapragada

President and Chief Engineering and Customer Success Officer, Salesforce Age: 56 Director since: 2023 Committee Membership: Governance Committee Member
PROFESSIONAL EXPERIENCE
•President and chief engineering and customer success officer, Salesforce, Inc., February 2025 to present
•President and chief engineering officer, Salesforce, Inc., December 2019 to February 2025
•President, executive and senior vice president, Salesforce, Inc., May 2012 to December 2019
•Senior vice president, engineering, Oracle Corporation, April 2011 to May 2012
•Senior vice president, SAP Labs Inc., February 2009 to April 2011
•Vice president and senior director, Applications Development, Oracle Corporation, 2001 to 2009
FORMER BOARD EXPERIENCE
•Former director, Avalara, Inc., July 2021 to October 2022 (public)
SKILLS AND QUALIFICATIONS
Mr. Tallapragada brings a depth of technology expertise, as well as leadership and governance experience, to the Board and Governance Committee. At Salesforce, Mr. Tallapragada leads teams to deliver product and platform innovations, key skills that help aid management and our Board in analyzing and bringing forth product and service enhancements and developments. He has extensive experience driving cutting-edge innovation and building emerging technologies within complex platforms. He also leads the cybersecurity and governance, risk and compliance functions at Salesforce. Mr. Tallapragada’s ability to scale business operations through innovation and his track record of strong strategic planning both provide a valuable perspective as we continue to evolve our business.

14

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Sigal Zarmi

Senior Advisor, Boston Consulting Group
Age: 62
Director since: 2023
Committee Membership: Audit Committee Member
Other Current Board Service: ADT Inc. (since April 2021)
Jfrog Ltd. (since November 2025)
Global Atlantic Financial Group (private)

PROFESSIONAL EXPERIENCE
•Senior advisor, Boston Consulting Group Inc., August 2021 to present
•Interim chief information officer, Staples, Inc., August 2023 to February 2024
•Senior advisor, Morgan Stanley, July 2021 to January 2023; previously served as international chief information officer and global head of transformation, October 2018 to July 2021
•Vice chairman, global and U.S. chief information officer, PricewaterhouseCoopers LLP, December 2014 to September 2018
•Chief information officer, GE Capital Americas, General Electric Company, August 2010 to November 2014
FORMER BOARD EXPERIENCE
•Former director, HashiCorp, Inc., June 2021 to February 2025 (public)
•Former director, DataRobot Inc., September 2021 to August 2022 (private)
•Former director, Alfresco Software, December 2019 to October 2020 (private)
SKILLS AND QUALIFICATIONS
As the former chief information officer of several large global businesses, Ms. Zarmi’s expertise in strategic planning and operational risk management further enhances the risk management and compliance expertise of our Board and Audit Committee. The Board, Audit Committee and management also greatly benefit from Ms. Zarmi’s cybersecurity expertise gained through her experiences as the chief information officer at Morgan Stanley, PricewaterhouseCoopers and GE Capital Americas. Through her various roles at Morgan Stanley, managing the diverse global technology footprint and driving the firm’s innovation agenda through emerging technologies, Ms. Zarmi brings a wealth of knowledge to advise our leadership team on our strategic focus on innovation and the global growth of our customers.

GoDaddy Inc. 2026 Proxy Statement	15

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Board Governance
Board Leadership Structure
We currently have a separate independent Board Chair and CEO structure. At this time, we believe this structure allows for effective oversight and leadership of the Board, the Company and management. The role of the Chair of our Board is to facilitate oversight of management, engage with stockholders and lead our Board on all matters. Our CEO has primary responsibility for the operational leadership and strategic direction of the Company.
Brian Sharples currently serves as our independent Board Chair and Aman Bhutani serves as our CEO. Mr. Sharples was appointed Chair due to his extensive experience as an executive in the technology industry, his entrepreneurial leadership, his expertise in technology brand strategy and his knowledge navigating strategic transactions in the technology and e-commerce space as both an executive and director.
Our Governance Committee annually reviews the qualifications for the office of Board Chair and recommends a candidate for approval by our Board. Key responsibilities of the independent Board Chair, which are set forth in our Corporate Governance Guidelines, include, among other duties:
•developing and setting the agenda for each Board meeting in consultation with management and the Chair of each standing committee;
•presiding over all meetings of the Board;
•calling and presiding over executive sessions of the Board;
•assisting the Governance Committee in the Board’s self-assessment and Board and Committee evaluation process;
•communicating with our CEO regarding the results of the Compensation Committee’s evaluation of his annual performance and resulting compensation determinations; and
•serving as a liaison between the Board and the Company’s stockholders.
At this time, we do not require separation of the offices of Board Chair and CEO. We believe it is important to retain the flexibility to allocate the responsibilities of such offices in a structure that serves the best interests of the Company and our stockholders. However, if at any point we determine those interests are best served by combining the roles of our CEO and Board Chair, our Corporate Governance Guidelines require that the then independent directors of the Board designate an independent director as Lead Director. The Board believes its approach to risk oversight, as more fully discussed below in the “Board Risk Oversight” section, enables the Board to effectively perform its risk oversight responsibilities under an alternate leadership structure.
Board Composition
Our business strategy, operations and our ability to enhance long-term stockholder value are supported by the GoDaddy Purpose. It is important to our Company that the Board reflects these values. As such, our Board, in conjunction with the Governance Committee, seeks highly-qualified individuals to serve as directors who broaden, among other things, the mix of experience, skills, knowledge, personal and professional backgrounds, age, tenure and diversity of our Board. In addition, our Governance Committee considers multiple other factors in identifying and evaluating director nominees, including:
•current and future composition of our Board and its committees as it relates to the strategic direction of the Company;
•performance of individual members of our Board;
•current Board leadership structure;
•“independence” of directors and director nominees as measured by the independence requirements of The New York Stock Exchange (“NYSE”), the Securities and Exchange Commission (“SEC”) and other applicable laws; and
•recommendations of director candidates and nominations validly made by stockholders in accordance with our Bylaws.
As a public company, our directors need qualities that enable them to provide insight, oversight and general governance of the business, its strategy and operations. To that end, we seek candidates with core skills and experiences including executive leadership, public company board membership, financial and accounting expertise and risk management experience. Our Board members also need the strategic skills and experience to support our strategy of providing customers with identity, presence and commerce solutions, including as such strategy evolves over time. For example, as we continue to launch new capabilities for our customers, including those powered by AI, we have ensured that our Board has directors with emerging technology expertise, such as AI, and information, engineering and operational technology experience, such as experiences as current or past

16

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
executives at, or advisors to, technology-based companies. We also seek candidates with global experience and those with product sales and marketing or e-commerce backgrounds to advise on international markets and our product offering strategies, as well as experience with and knowledge of corporate strategy and strategic planning. We remain committed to managing our business to provide an optimal combination of top-line growth and profitability and believe effective oversight by directors with the necessary skills, experiences, backgrounds, ages, tenures and knowledge is integral to support that commitment.
The types of skills, backgrounds and experiences that the Board believes are necessary for our Company today and the directors who have such attributes are provided in the chart below. Because the table is a summary, it is not intended to be a complete description of all qualifications, skills, experiences and attributes of each director. The matrix depicts notable areas of focus for each director. Though an individual may not be designated in any one particular area, it does not signify such director’s lack of ability to contribute to discussions in any specific area. Additionally, the Board benefits from having directors with a range of tenures, ages and diversity, which provide them varied perspectives on our business and navigating different business cycles. Our Governance Committee reviews these qualifications when nominating directors to the Board and considered them in recommending stockholders vote “FOR” each nominee discussed above at the Annual Meeting.

Skills and Experience
Technology Experience Experience as an information, engineering or operations executive at tech company or emerging tech and/or investing in and advising tech or emerging tech companies
Emerging Technology Expertise Experience related to strategic planning for or the oversight of integrating emerging technologies, including artificial intelligence
Strategic Planning Experience Experience with and knowledge of corporate strategy and strategic planning
Global Experience Experience as an executive at global company overseeing operations beyond the United States
Sales & Marketing Experience Experience as a product marketing, sales and/or e-commerce executive
Human Capital / Executive Compensation Experience Experience as a public company compensation committee member
Public Company Leadership Experience Experience as a public company CEO and/or other public company C-Suite officer role or experience
Financial / Accounting Experience Experience as a public company CFO and/or as public company audit committee member
Corporate Governance Experience Experience as a public company nominating and governance committee member
Public Company Board Experience Experience as a public company board member
Risk Management / Compliance / Cybersecurity Experience Experience as an executive overseeing business compliance function and/or public company risk committee board member

GoDaddy Inc. 2026 Proxy Statement	17

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Director Independence
Our Corporate Governance Guidelines require that a majority of the Board and each member of our standing committees be independent in accordance with applicable SEC rules and NYSE Listing Standards. Our Board annually reviews director independence, taking into consideration all relevant facts and circumstances, including whether any director has a material relationship with the Company or a member of our leadership team (either directly or as a partner, stockholder, director or officer of an organization that has a relationship with the Company) that would interfere with the exercise of independent judgment by such individual in carrying out the responsibilities of a director. In making its determination, the Board considers responses provided by directors through our annual director and officer questionnaire process, as well as information obtained through Company records and outside sources. Our Board determined, upon the recommendation from the Governance Committee, that Messrs. Chen, Garrett, Sharples, Smith and Tallapragada and Mses. Donahue, Sweet and Zarmi qualify as independent.
Other Public Company Board and Audit Committee Service
As the responsibilities of public company directors continue to expand, our Board has established limitations on our directors’ ability to serve on other boards to ensure that each director is able to perform their responsibilities, maintain effective oversight of the Company and management and fulfill their fiduciary duties to our stockholders. In conjunction with the Governance Committee, the Board annually reviews our Corporate Governance Guidelines, which include limitations on directors’ ability to serve on other boards. In developing these limitations, the Governance Committee and the Board consider many factors, including:
•the time commitment required by the Company in conjunction with Board and committee meeting preparation and attendance;
•the scope of responsibilities of individual committees;
•results of our annual Board and committee evaluation process;
•whether directors are currently employed or retired from full-time employment;
•input from our stockholders during engagement; and
•the corporate governance guidelines adopted by our peers and other comparable public companies.
Our Corporate Governance Guidelines limit our directors from serving on more than four public company boards including the Company’s Board, and a director who is also the chief executive officer of our Company or another company is limited to serving on no more than two public company boards, including the Company’s Board. Our directors are required to advise the chair of the Governance Committee of any invitations to join a new public company board of directors prior to accepting the directorship. This notification process allows the Governance Committee and the Board to confirm the absence of any actual or potential conflict of interest and ensures that such director has sufficient time to devote to the responsibilities and commitments of our Company and Board. All directors are in compliance with this policy.
In addition, our Audit Committee Charter limits directors who serve on our Audit Committee from simultaneously serving on the audit committees of more than three public companies (including the GoDaddy Audit Committee), unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Company’s Audit Committee.
The table below summarizes the limits on a director’s ability to serve on other boards and audit committees.

Director Category	Limit on Public Company Board Service (including GoDaddy Board)
All directors	4 boards
Any director who is also a public company CEO	2 boards
Audit Committee Members	3 audit committees

18

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Board Committees and Meetings
Board Meetings and Attendance

Number of Board Meetings in 2025	5	Attendance at Board and Committee Meetings in 2025	>75%	Attendance at 2025 Annual Meeting of Stockholders	>75%

During the year ended December 31, 2025, our Board held 5 meetings (including regularly scheduled and special meetings). Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.
Directors are expected to prepare for, attend and actively participate in all Board and committee meetings. We strongly encourage, but do not require, members of our Board to attend our annual meetings of stockholders. All of our directors attended our 2025 annual meeting of stockholders.
The Board’s independent directors regularly meet in independent director sessions in which management does not participate, at Board and committee meetings. The Chair of the Board presides at each Board meeting’s independent director session.
Board Committees
Our Board maintains three standing committees: the Audit and Risk Committee, the Nominating and Governance Committee and the Compensation and Human Capital Committee. Each of our standing committees operates under a written charter satisfying applicable SEC rules and NYSE Listing Standards. Copies of the charters of our standing committees are available on our corporate website at aboutus.godaddy.net/investor-relations/governance. Each committee annually reviews the adequacy of its written charter and submits any recommended changes to the Board for approval.
Committee Composition, Independence and Refreshment
The composition, including leadership, of our standing committees is set forth in the chart below. The Board, with oversight from the Governance Committee, regularly reviews committee composition and leadership assignments as part of its broader refreshment efforts. These reviews are informed by the Board’s annual evaluation process and committee self-assessments, and are intended to align director expertise and experience with committee responsibilities, support effective oversight of management and the Company’s key risks, facilitate the ongoing development of Board leadership and ensure director independence as discussed below. In June 2025, Leah Sweet was appointed Chair and Graham Smith was added as a member of the Compensation Committee, and Caroline Donahue was appointed Chair of the Governance Committee. The following pages provide a snapshot of the composition of our committees, their key responsibilities and certain highlights from the prior year.
In accordance with our Corporate Governance Guidelines, our Board has determined that each member of our standing committees is independent. The Governance Committee annually reviews and recommends to the Board the composition of each committee, including the appropriate director to chair each committee. In making its recommendations, the Governance Committee considers, among other factors, the scope of responsibilities of the committees and the relevant skills, background and experience of the directors.

GoDaddy Inc. 2026 Proxy Statement	19

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Committee Memberships, Responsibilities and Highlights

Committee Memberships
	Independent	Audit	Compensation	Governance
Aman Bhutani
Brian Sharples
Herald Chen
Caroline Donahue
Mark Garrett
Graham Smith
Leah Sweet
Srini Tallapragada
Sigal Zarmi

Committee Chair	Committee Member	Financial Expert

Audit and Risk Committee	No. of meetings in 2025:	5

Members: Mark Garrett (Chair), Herald Chen, Graham Smith, Sigal Zarmi

INDEPENDENCE
Our Board has determined that each member of the Audit Committee meets the requirements for independence under current NYSE Listing Standards and SEC rules and regulations, including Rule 10A-3(b)(1)(iv) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member of our Audit Committee meets the financial literacy requirements of the current NYSE Listing Standards.
FINANCIAL EXPERTS
Our Board has determined that Messrs. Chen, Garrett and Smith are “audit committee financial experts” within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended.
PRIMARY RESPONSIBILITIES
Our Audit Committee is responsible for overseeing, among other things:
•the Company’s accounting and financial reporting processes and internal controls as well as the audit and integrity of our financial statements;
•the qualifications, independence and performance of our independent registered public accounting firm;
•the performance of our internal audit function;
•the Company’s compliance with legal and regulatory requirements;
•data privacy and cybersecurity matters; and
•risk assessment and risk management pertaining to financial, accounting, treasury and tax matters, among others.
2025 HIGHLIGHTS
•Continued oversight of the Company’s design, development, deployment and use of AI, including evolving Airo into an agentic operating system for small businesses through Airo.
•Oversaw the Company’s capital allocation strategy, with 10.2 million shares repurchased in 2025, a reduction of approximately 33% in outstanding shares since 2021.
For more information see the section “Report of the Audit and Risk Committee.”

20

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Nominating and Governance Committee	No. of meetings in 2025:	4

Members: Caroline Donahue (Chair)*, Leah Sweet, Srini Tallapragada

INDEPENDENCE
Our Board has determined that each member of the Governance Committee meets the requirements for independence under current NYSE Listing Standards.
PRIMARY RESPONSIBILITIES
Our Governance Committee is responsible for, among other things:
•advising the Board on its composition and identifying individuals qualified to become Board members;
•making recommendations to the Board regarding persons to be nominated for election as directors at meetings of stockholders or to fill vacancies or newly created directorships;
•making recommendations to the Board regarding the composition of the various committees of the Board;
•developing and recommending to the Board the Company’s corporate governance guidelines and related matters;
•overseeing the Company’s ESG strategies, practices, programs and related disclosures in our global impact report and proxy statement; and
•overseeing the annual evaluation of the Board and its committees.
2025 HIGHLIGHTS
•Led committee refreshment efforts, resulting in the appointment of Leah Sweet as Chair of the Compensation Committee and Caroline Donahue as Chair of the Governance Committee.
•Conducted the Board’s annual self-assessment process, evaluating Board effectiveness, composition and directors’ skills and experience to inform the Board’s ongoing refreshment planning and committee refreshment.
•Oversaw the Company’s maintained reduction of Scope 1 and 2 market-based emissions from a 2019 baseline.
For information, see the sections “Board Composition” and “Assessment of Board and Committee Effectiveness.”

Compensation and Human Capital Committee	No. of meetings in 2025:	5

Members: Leah Sweet (Chair)*, Caroline Donahue, Graham Smith

INDEPENDENCE
Our Board has determined that each member of our Compensation Committee meets the requirements for independence under current NYSE Listing Standards.
PRIMARY RESPONSIBILITIES
Our Compensation Committee is responsible for, among other things:
•overseeing compensation policies, plans and benefits programs and the Company’s overall compensation philosophy;
•overseeing compensation of our CEO and other executive officers (including officers reporting under Section 16 of the Exchange Act), evaluating and approving our executive officer compensation plans, policies and programs and, where it deems appropriate, consulting with and making recommendations to the Board in respect of the foregoing;
•administering the Company’s equity compensation plans for executive officers, employees, directors and other service providers; and
•assisting the Board in its oversight of human capital management.
2025 HIGHLIGHTS
•Established a Non-Employee Director Deferred Equity Program, providing directors with the ability to defer equity compensation and further aligning their interests with the long-term performance and value creation for stockholders.
•Reviewed the Company’s executive compensation program to ensure that its features continue to attract, retain and motivate executive talent and to ensure the program is strongly aligned with Company and individual performance and that it incorporates stockholder feedback, including the results of the prior year’s say-on-pay vote (92.4% approval in 2025).
•Continued oversight of human capital management, including pay equity practices and results.
To learn more about how we make executive compensation decisions, including the role of the independent compensation consultant, see the Compensation Discussion and Analysis beginning on page 33.

*Leah Sweet served as chair of the Governance Committee and Herald Chen served as chair of the Compensation Committee until June 2025.

GoDaddy Inc. 2026 Proxy Statement	21

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Assessment of Board and Committee Effectiveness
Annual evaluations play a critical role in ensuring the effective functioning of our Board and its committees. The Governance Committee is responsible for developing and overseeing this annual evaluation process, which may include written questionnaires, individual interviews led by the Board Chair or an independent third party or a combination of approaches. In addition, as part of their annual governance review, each committee performs an annual committee self-evaluation.
Set forth below is our Board’s process for assessing Board, director and committee effectiveness:

1	2	3	4
Define objectives and scope	Determine evaluation method	Identify discussion topics	Evaluations conducted

The Governance Committee reviews the prior year assessment process, pending and future Board and committee objectives and current corporate governance practices to set the scope and objectives for the assessment process.

The Governance Committee, in consultation with our leadership, assesses the best approach to capture feedback and action items based on its defined scope and objectives and current corporate governance best practices.
		The Governance Committee Chair, in consultation with our leadership and, when appropriate, the independent third-party, identifies relevant topics for discussion and appropriate questions.
Candid feedback from each director is solicited —through one-on-one interviews and/or written questionnaires—on the identified topics and any other matters of concern.
Each committee conducts a year-end annual self assessment.

8	7	6	5
Implement changes	Develop action plan	Full Board discussion	Analysis
Recommended changes are implemented throughout the following year.	The full Board develops an action plan for further enhancement for the Board and its committees, the directors and in the Board succession and refreshment process.	The Governance Committee provides a detailed report to the full Board, including key changes or items for consideration.
The Governance Committee, in consultation with our leadership and, when appropriate, the independent third-party, analyzes results and considers if changes to Board or committee composition, leadership, responsibilities or operations are necessary or desirable. Results inform the director candidate pipeline and succession planning activities.

EVALUATION TOPICS COVERED
Our Board and committee evaluations generally cover three key areas: (i) Effectiveness, which includes questions regarding the Board’s and its committees’ performance over the prior year; (ii) Board and committee composition, which includes discussions on the structure and effectiveness of the Board’s and committees’ composition and a review of the appropriateness of defined responsibilities; and (iii) Director skills, experience and refreshment, which includes a review of director skills, experience and backgrounds, succession planning and possible refreshment practices. In addition, the Governance Committee may from time to time add additional topics of discussion to ensure full feedback is received from directors and each committee may choose to discuss other topics that are relevant to the committee and its responsibilities.

In 2025, the Board evaluation process was conducted using an anonymous director questionnaire and feedback form and each committee conducted its own self-evaluation. Following this process, the Board determined that its current composition remains effective in providing oversight of the Company. The Board will continue to evaluate its composition on an ongoing basis to determine if any additional changes are necessary. The feedback received from the 2025 evaluation informed our committee refreshment, including the appointment of Leah Sweet as Chair of the Compensation Committee, Caroline Donahue as Chair of the Governance Committee, and Graham Smith as a member of the Compensation Committee.

22

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Board Risk Oversight
Our Board is responsible for overseeing the Company’s enterprise-wide risk management as part of its mandates under our Corporate Governance Guidelines, its fiduciary duties and its general oversight of management and the Company’s business strategy. Our Board exercises such oversight both directly and indirectly through its three standing committees and in review and consultation with management, which is accountable for day-to-day risk management efforts. A breakdown of the key oversight responsibilities is set forth below:

Board of
Directors
Responsible for oversight, review and assessments of the Company’s major risks, including, but not limited to:
•long-term strategic financial and organizational goals and plans designed to achieve such goals
•strategic, legal, regulatory, financial, management and operational risks, including regarding cybersecurity, use of AI, human capital management, sustainability and succession planning
•oversight and other responsibilities delegated to the Board’s committees, individual directors and management

Audit Committee
Oversees, reviews, assesses and discusses with management and/or the Company’s independent auditor, where necessary, the Company’s major financial matters, risk exposures and legal and regulatory compliance, including matters related to data privacy, cybersecurity, accounting, capital allocation, insurance, investments, tax, enterprise risk management and business continuity. The committee has primary responsibility for assisting the Board with risk oversight.

Compensation Committee
Oversees, reviews, approves, establishes, administers and discusses with management, the Company’s compensation programs and policies. The committee has primary oversight responsibility of the Company’s human capital matters.

Governance Committee
Oversees, reviews, approves and discusses with management, Board and committee composition, director independence and succession planning and the adequacy of, and compliance with, the Company’s Corporate Governance Guidelines. The committee has primary oversight of the Company’s sustainability strategies, practices and programs and the applicable disclosures included in the Company’s external reporting.

GoDaddy Leadership
Team
Our leadership team, led by our CEO, develops and executes our business and financial strategy and short- and long-term goals, manages execution of day-to-day operations, manages and oversees strategic, legal, regulatory, financial, operational and other risks.
Our leadership team regularly apprises the Board and its committees about the Company’s strategy, operations and risks.

Assurance, Risk and Compliance
With oversight and direct reporting to the Chief Financial Officer and the Audit Committee, our Assurance, Risk and Compliance (“ARC”) team provides independent, objective evaluations of business processes and controls to help safeguard the organization, enable growth and strengthen operational integrity.

Enterprise Risk Management
With oversight from our Audit Committee, our ARC team leads our enterprise risk management program by identifying key risks that could impact the Company’s strategy, operations or compliance, and assists our leadership team in defining metrics to monitor such risks and respond proactively, helping the business navigate risks while staying focused on strategic execution and innovation.

Cybersecurity Management and Oversight
With oversight and direct reporting to the Chief Operating Officer and the Audit Committee, the Chief Information Security Officer identifies, assesses and manages cybersecurity risks and oversees the cybersecurity program. See more below.

Sustainability Working Group
With oversight from the Governance Committee, our team of key functional leaders drives progress across our priority topics, supporting sustainability disclosures and sharing relevant matters to inform and guide the business. See more below.

GoDaddy Inc. 2026 Proxy Statement	23

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Selected Areas of Oversight
Evolving Technologies - Artificial Intelligence
Responsible AI at GoDaddy
We are committed to using AI responsibly and thoughtfully, ensuring our design, development, deployment and use for both our customers and our employees supports the GoDaddy Purpose. As the AI landscape continues to rapidly evolve, we regularly evaluate and mature our approaches to help ensure our use of AI remains effective, appropriate and aligned with our core values.
AI Governance Framework
To support responsible AI use at scale, GoDaddy has established clear ownership and accountability for AI governance, with oversight embedded across the Company with ultimate oversight held by the Board.

Board of Directors and the Audit Committee	GoDaddy Leadership Team

•The Board directly oversees design, development, deployment and use of AI externally and internally
•The Board receives regular updates from leadership on AI use and risks
•The Audit Committee supplements the Board’s oversight with oversight of AI risks related to the financial performance and operations of the Company
•Senior leadership, including our CEO, oversees AI strategy and risk management •Our Chief Technology Officer leads AI governance and cross-functional alignment

AI Working Groups	GoDaddy Employees

•Cross-functional AI Governance Working Group and Corporate AI Approval Working Group oversee compliance with our Responsible AI policies
•AI Governance Working Group establishes guardrails and monitors AI systems for accuracy, fairness, transparency and legal compliance
•Corporate AI Approval Working Group leads AI due diligence and approval of large language models and other AI-enabled tools across the Company

•Employees are responsible for using AI tools in accordance with our Responsible AI policies and Code of Business Conduct and Ethics
•Employees receive training and guidance to support responsible, secure and compliant AI use

Responsible AI Policies and Principles
We maintain policies regarding Responsible AI, which aim to guide how we responsibly and ethically develop and use AI to advance the GoDaddy Purpose. Our Responsible AI principles address, among others, matters related to privacy and security, ethical use and risk mitigation and our due diligence process to evaluate new and emerging technologies, including their ability to enhance customer experience and business operations while taking into consideration the legal, risk and compliance impacts. These policies can be found here: https://www.godaddy.com/resources/godaddy-responsible-ai. As our design, development, deployment and use of AI-based tools and solutions continues and as these emerging technologies continue to advance, we expect our policies and business practices to evolve to help ensure that such tools and solutions enable entrepreneurs to operate their businesses globally.
Cybersecurity
GoDaddy maintains an enterprise-wide cybersecurity program designed to manage the Company’s cybersecurity risks. Our Board manages cybersecurity risks as part of the Company's overall risk management framework and oversees the cybersecurity risk management program through the Audit Committee. The Audit Committee receives verbal and written reports at least quarterly from our Chief Information Security Officer (“CISO”) regarding the Company’s cybersecurity risk management program and cybersecurity-related risks. The Audit Committee consists of directors with diverse expertise in risk management, technology, finance and cybersecurity, including oversight of security teams. Our CISO provides the full Board with written quarterly and annual reports on our cybersecurity program and material cybersecurity-related risks, and the chair of the Audit Committee provides a quarterly summary of the Audit Committee's cybersecurity discussions to the full Board.

24

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Our senior management is responsible for identifying, assessing and managing the Company's material cybersecurity risks. Our CISO oversees our programs for identifying, assessing and managing our cybersecurity risks. Our CISO reports to our Chief Operating Officer and regularly provides updates to our CEO on significant cybersecurity-related matters. Our CISO also provides written monthly and quarterly reports on our cybersecurity program and risks to the CEO, Chief Technology Officer and other key executives.
Our CISO works with an enterprise-wide cybersecurity team that provides 24/7/365 support. Our cybersecurity policies, procedures and strategies primarily are implemented by our information security department. Other personnel and departments in the Company also assist with cybersecurity risk management, including but not limited to our technology organization, our product teams and business unit leaders and our privacy, legal, vendor risk management and assurance, risk and compliance teams. We have also developed processes to integrate cybersecurity risk management within the Company's product and software development processes.
Data Privacy
We maintain an enterprise-wide, global privacy program designed to comply with our data privacy obligations and manage our data privacy risks. Our Chief Privacy Officer manages our global privacy program, which includes, but is not limited to, conducting privacy impact assessments, providing training to employees, responding to data subject requests and engaging with data protection authorities. As part of this program, we maintain a global privacy policy that details our approach to protecting the personal data we collect, use, store and share, as well as how customers can access and manage their personal data. We adjust our global privacy policy, program and practices to comply with changes in laws and regulations that may be applicable to specific areas of our business and to improve our global privacy program overall.
Sustainability
We have designed our approach for managing sustainability matters with a focus on transparency and oversight, which helps us continue to review and incorporate sustainability matters into our strategy and operations. Our Board exercises oversight of sustainability matters through the Governance Committee, which oversees the Company’s sustainability strategies, practices and programs along with related public disclosure on such matters, as well as through the Compensation Committee, which oversees the Company’s human capital practices and programs. Both committees regularly report to the Board on their respective topics.
Our management team oversees the progress of the Company’s corporate sustainability programs and practices as they relate to key areas of the business and strategy. Our senior leadership works directly with members of our Sustainability Working Group, which is composed of leaders across the Company. The Sustainability Working Group is responsible for driving progress across our priority topics, supporting sustainability disclosures and sharing relevant matters to inform and guide the business. Our management team regularly reports to the Board, Governance Committee and Compensation Committee on the Company’s sustainability programs and practices, including progress on goals such as our emissions reductions, pay parity, and on related public disclosures.
For more information on the matters discussed above, including as discussed in our 2025 Global Stakeholder Impact Report, please visit us at https://aboutus.godaddy.net/investor-relations/esg/default.aspx.

GoDaddy Inc. 2026 Proxy Statement	25

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Stockholder Engagement Approach and Philosophy
Our Board and management take a long-term, constructive view toward stockholder engagement. We recognize that stockholder feedback is critical to driving growth, creating value and, most importantly, being responsible stewards of stockholder capital. As a result, members of our management team regularly engage with our stockholders, often with a director leading the discussion, to learn first-hand their perspectives and guidance.
We greatly value this feedback, and we seek to optimize our corporate governance by refining our policies, procedures and practices when appropriate. In addition to the engagement described below, we also communicate with our stockholders through several other forums, including quarterly earnings calls, our annual and quarterly reports, proxy statements and other SEC filings, our annual meetings of stockholders, investor meetings and conferences and our Investor Relations website.
As part of our comprehensive engagement program, we have established a robust annual engagement cycle that allows us to capture and integrate stockholder feedback into our decision-making processes.

Fall
Conduct off-season engagement outreach with stockholders and proxy advisers to discuss, among other topics, corporate governance, human capital management, sustainability and executive compensation matters

Winter	Share stockholder feedback with the Board, and committees where appropriate, to consider any potential changes to be made

Spring	Conduct in-season engagement leading up to our annual meeting of stockholders to answer any stockholder questions on ballot items and the proxy statement

Summer	Review and consider for future action, the results of the annual meeting of stockholders, stockholder perspectives and governance trends
Ongoing Updates Reflecting Stockholder Perspectives and Evolving Practices
We made several changes to our proxy disclosure, executive compensation program and ESG practices over the last several years, which incorporated input gathered from engagement with our stockholders. These changes include:

Governance	Proxy Disclosure
•Declassified the Board with annual elections
•Formalized Board-level oversight of human capital management with the Compensation Committee
•Formalized Board-level oversight of sustainability matters with the Governance Committee
•Removed the supermajority vote requirement to amend our charter and bylaws
•Adopted majority vote standard for director elections

•Expanded disclosures related to our Board skills, director onboarding and continuing director education
•Expanded disclosures related to annual highlights of each committee
•Enhanced disclosures regarding Board and committee self-assessment processes
•Enhanced disclosure related to the Board’s oversight of cybersecurity and AI

Executive Compensation	Environmental and Social
•Significantly increased disclosures in our CD&A in recent years, including disclosure of individual achievements and CEO compensation scorecard
•Removed evergreen provisions beginning in 2023 from our 2015 equity and employee stock purchase plans and instituted new plans without evergreen provisions in 2024
•Updated our STIP metrics to align executive compensation with the Company’s business strategy

•Achieved our first Scope 1 and 2 market-based emissions reduction target by 50% in 2023, from a 2019 baseline, and announced a new emissions reduction target in 2025
•Maintained an ~88% reduction in our Scope 1 and 2 market-based emissions from our 2019 baseline in 2025
•Joined the UN Global Compact to further drive commitment to sustainability
•Published our EEO-1 data

26

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Other Governance Policies
Communications with the Board of Directors
Stockholders or other interested parties may communicate directly with the Board, the Board Chair, any of the Company’s other non-management directors or the non-management directors as a group by mailing correspondence to the Company’s Corporate Secretary at GoDaddy Inc., 100 S. Mill Ave, Suite 1600, Tempe, AZ 85281, Attention: Corporate Secretary or Legal Department, or by sending such communication via email to governance@godaddy.com. The Company’s Corporate Secretary or Legal Department shall review all incoming stockholder communications and route such communications to the appropriate member(s) of the Board. Materials that will not be forwarded include mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate materials.
Director Orientation and Continuing Education
New directors participate in a comprehensive onboarding program designed to provide a thorough understanding of GoDaddy’s business, strategy, financial performance, risk profile and governance framework. The program includes presentations and discussions with senior leadership, including our CEO, and covers topics such as our product portfolio, finance and investor relations, marketing strategy, technology platform, cybersecurity and data privacy practices, enterprise risk management, legal and compliance programs and our people and culture. New directors also meet with each standing director of the Board and receive various materials that include an overview of the Board and its committees, the Company’s leadership structure, strategy, operations, human capital information and legal, risk and compliance information. The materials also include information on the Company’s operating model, financial results, capital allocation priorities, investor profiles and historical earnings information.
Recognizing the dynamic nature of our industry and the evolving governance landscape, the Board encourages directors to participate in ongoing continuing education programs to support effective oversight and informed decision-making. Continuing education has and may include internal briefings from management or external advisors, participation in associations or other professional organizations, director education programs and attendance at industry and governance or other conferences related to the Company, the Board and general oversight. In 2025, directors received Company provided training, updates and presentations from internal and external experts on topics including: AI development, opportunities and integration; cybersecurity and information security risk; M&A landscape and opportunities; regulatory and compliance developments; and other matters.
Stockholder Recommendations for Director Candidates
It is the policy of the Board that the Governance Committee consider recommendations from stockholders using the same process it follows for other candidates. Stockholders may recommend director nominees for consideration by the Governance Committee by mailing correspondence to the Company’s Corporate Secretary at GoDaddy Inc., 100 S. Mill Ave, Suite 1600, Tempe, AZ 85281, Attention: Corporate Secretary or Legal Department, or by sending such communication via email to governance@godaddy.com.
Pursuant to the terms of our Bylaws, stockholder nominations must be received by our Corporate Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and must comply with the additional requirements of our Bylaws. For more information on stockholder nominations, see the section “Submission of Proposals and Other Items of Business for the 2027 Annual Meeting.”
Speak Up Policy
We maintain a global whistleblower policy, our Speak Up Policy. The Company encourages directors, officers, employees, independent contractors and others who reasonably believe that they have become aware of, among other things, questionable accounting, internal accounting controls or auditing matters, fraudulent financial information being reported, violations of the Company’s Code of Business Conduct and Ethics or other Company policies, or the violation of securities laws or any other applicable laws, to raise these concerns in accordance with our Speak Up Policy. Our senior legal leadership reports significant accounting and auditing complaints to the Audit Committee, which oversees investigations of such complaints, and determines the appropriate person or department to investigate non-accounting and auditing complaints.

GoDaddy Inc. 2026 Proxy Statement	27

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics is applicable to all our employees, directors and executive officers, including our principal executive officer, principal financial officer and principal accounting officer. The Governance Committee is charged with considering questions of possible conflicts of interest of directors and executive officers if and as they arise, and would review for approval or denial any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity.
We will promptly disclose, if required by applicable law, any amendment to, or waiver from, our Code of Business Conduct and Ethics granted to directors or executive officers by timely posting such information on our website at aboutus.godaddy.net/investor-relations/governance.
Where to Find More Information
Copies of our current charter, bylaws, Corporate Governance Guidelines, Code of Business Conduct and Ethics and Speak Up Policy, as well as each Board committee’s charter, are available on our website at aboutus.godaddy.net/investor-relations/governance.

28

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Non-Employee Director Compensation
We maintain an Amended and Restated Outside Director Compensation Policy (the “Outside Director Compensation Policy”) pursuant to which each member of our Board who is not a Company employee and is not affiliated with a holder of greater than 5% of any class or series of our capital stock (each an “Eligible Director”) will receive cash and equity-based compensation for their service on our Board.
The Outside Director Compensation Policy is periodically reviewed by the Compensation Committee, with the input of its independent compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”), to ensure that the compensation paid to our Eligible Directors reflects current market assessments, data and analyses.
Cash Retainers
Our Eligible Directors were entitled to receive the following annual cash retainers for their services in 2025:

	Board	Audit Committee	Compensation Committee	Governance Committee
Chair	$50,000	$27,500	$20,000	$12,000
Member	$50,000	$15,000	$12,000	$6,000
Each Eligible Director will receive a prorated annual cash retainer based on the number of months he or she has, or will have, provided services to us in the year in which he or she was appointed or elected or ceases to serve on the Board. No additional or separate fees are paid for attendance at meetings of our Board, but we provide reimbursement of travel and other related expenses for attending meetings.
Equity Compensation
Initial Award. Upon an Eligible Director’s appointment or election to the Board, he or she receives an initial grant of RSUs with a value of $255,000 as of the grant date. These RSUs vest on the first anniversary of the grant date, subject to the Eligible Director continuing to be a service provider through such date.
Annual Award. On the date of each annual meeting of stockholders, each Eligible Director who has served on our Board for more than six months as of the date of the annual meeting receives an annual grant of RSUs with a value of $255,000 as of the grant date. In addition, on the date of each annual meeting, the chair of the Board receives an additional annual grant of RSUs with a value of $80,000 as of the grant date. These RSUs vest on the day immediately prior to the next annual meeting after the effective date of grant, subject to the Eligible Director continuing to be a service provider through such date.
The number of shares underlying the RSUs granted under the Outside Director Compensation Policy is determined by dividing the specified value by a per-share price as determined based on the volume weighted average price of our common stock for the 30 trading days immediately preceding the last trading day of the month prior to the grant date.
Pursuant to the Outside Director Compensation Policy and the terms of the GoDaddy Inc. 2024 Omnibus Incentive Plan, no Eligible Director may receive compensation in any calendar year (including the calendar year in which the Eligible Director is first elected or appointed to the Board) in excess of $1.0 million in the aggregate, including cash payments and equity awards.
Equity Ownership Guidelines for Non-Employee Directors
We maintain equity ownership guidelines applicable to our non-employee directors. These guidelines provide that each non-employee director is expected to attain and maintain equity interest ownership with a minimum value equal to five times the director’s annual cash retainer (not including any additional fees received for committee service or serving as a chair of a committee or the Board) for Board service as follows: (i) for non-employee directors who were directors of the Company as of March 2019, by the date of our 2026 annual stockholder meeting, and then throughout such director’s tenure on the Board and (ii) for any newly appointed or elected non-employee directors, by the fifth annual stockholder meeting after he or she joins the Board, and then throughout such director’s tenure on the Board. In determining if a non-employee director has satisfied the equity ownership guidelines, shares of (or equity exchangeable for) the Company’s common stock beneficially owned by the director, or to which the director is otherwise entitled, are taken into consideration. Shares underlying unexercised stock options and unvested equity awards are not taken into consideration. As of December 31, 2025, all of our non-employee directors were

GoDaddy Inc. 2026 Proxy Statement	29

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
either in compliance with or are on track to comply with the equity ownership guidelines within the applicable time periods. The Compensation Committee is responsible for administering the equity ownership guidelines applicable to our non-employee directors.
Non-Employee Director Deferred Compensation Program
In September 2025, the Compensation Committee approved the establishment of a Non-Employee Director Deferred Equity Compensation Program. The program permits non-employee directors to elect to defer the settlement of 100% of the RSUs granted under the GoDaddy Inc. 2024 Omnibus Incentive Plan that are granted in connection with their service as a director. Participants that elect into the program do so irrevocably and such equity will settle on certain specified settlement dates, including an electing director’s separation of service, a change in control of the company or the director’s death or disability. This program provides directors with additional flexibility in managing the timing of their equity compensation and further aligns their interests with the long-term performance of the Company and value creation for stockholders. The program is intended to meet the requirements of Section 409A of the U.S. Internal Revenue Code and the related U.S. treasury regulations (“Code Section 409A”).
2025 Non-Employee Director Compensation
The following table summarizes compensation for each of our non-employee directors for the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		All Other Compensation ($)(3)	Total ($)
Herald Chen	73,333	254,659	(4)	16,392	344,384
Caroline Donahue	71,500	254,659	(4)	10,400	336,559
Mark Garrett	77,500	254,659	(4)	21,909	354,068
Brian Sharples	100,000	334,684	(4)	—	434,684
Graham Smith	72,000	254,659	(4)	559	327,218
Leah Sweet	75,167	254,659	(4)	21,909	351,735
Srini Tallapragada	56,000	254,659	(4)	—	310,659
Sigal Zarmi	65,000	254,659	(4)	21,909	341,568
(1)These amounts reflect annual cash retainers earned during 2025 for service as a member of our Board and, if applicable, as Board chair or a chair or member of one or more Board committees.
(2)These amounts reflect the aggregate grant date fair value of RSUs granted during 2025, computed as described in Note 2 to our audited financial statements included in our 2025 Annual Report on Form 10-K in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), for service as a member of our Board and, in the case of Mr. Sharples, as chair of the Board. As of December 31, 2025, the aggregate number of RSUs outstanding for each of our non-employee directors was as follows: Mr. Chen — 1,397; Ms. Donahue — 1,397; Mr. Garrett — 1,397; Mr. Sharples — 1,836; Mr. Smith — 1,397; Ms. Sweet — 1,397; Mr. Tallapragada — 1,397; and Ms. Zarmi — 1,397.
(3)For Mr. Garrett and Mses. Donahue, Sweet and Zarmi, these amounts reflect health insurance benefits only.
(4)On June 4, 2025, (i) Messrs. Chen, Garrett, Smith, and Tallapragada and Mses. Donahue, Sweet and Zarmi were each awarded an annual grant of RSUs covering 1,397 shares of our common stock for service as members of our Board and (ii) Mr. Sharples was awarded an annual grant of RSUs covering 1,836 shares of our common stock for service as a member of our Board and as chair of the Board. 100% of the shares subject to such RSUs are scheduled to vest on June 2, 2026 (the day immediately prior to our Annual Meeting), subject to their respective continued service with us through such date.

30

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Executive Officers
The following table identifies certain information about our executive officers. Our executive officers are appointed by our Board to hold office until their successors are appointed and qualified.
For Aman Bhutani’s biography, please see the section “Director Nominees.”

Mark McCaffrey, 60
Mark McCaffrey has served as our Chief Financial Officer since June 2021. Before joining GoDaddy, Mr. McCaffrey spent over 20 years in various roles at PricewaterhouseCoopers LLP in the Technology, Media and Telecommunications (“TMT”) Sector, including as the US TMT Sector Leader, guiding an experienced team of consultants working across clients in the TMT industries. He also served as the Global Software Industry Leader for the firm, including as the global engagement partner on several of PwC’s largest multinational software and services clients.

Roger Chen, 55
Roger Chen has served as our Chief Operating Officer since January 2022. Prior to this role, Mr. Chen served as the President of the Company’s Domain Registrars and Investors Business from January 2020 until his appointment as Chief Operating Officer. Previously, Mr. Chen was the Company’s Senior Vice President for the Asia Pacific region from March 2018 to January 2020. From June 2015 to March 2018, Mr. Chen served as the Company’s Vice President of Asia.

Jared Sine, 47
Jared Sine has served as our Chief Strategy and Legal Officer since March 2024. Before joining GoDaddy, Mr. Sine spent almost eight years at Match Group and served as Chief Business Affairs & Legal Officer, overseeing privacy, safety and social advocacy, compliance, government affairs, corporate governance, general legal, aspects of corporate strategy and mergers and acquisitions. Prior to Match Group, Mr. Sine spent nearly four years at Expedia Group where he led all legal aspects of the company’s mergers, acquisitions, joint ventures and other strategic initiatives. He began his legal career at Cravath, Swaine & Moore LLP and later joined Latham & Watkins LLP.

GoDaddy Inc. 2026 Proxy Statement	31

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Executive Compensation

Proposal No. 2 Advisory, Non-Binding Vote to Approve Named Executive Officer Compensation

The Board of Directors unanimously recommends that you vote “FOR” the approval of, on an advisory, non-binding basis, the compensation of our named executive officers

Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our NEOs as disclosed in this “Executive Compensation” section of this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views with respect to our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather our overall executive compensation philosophy, policies and practices as described in this Proxy Statement, as well as the compensation of all NEOs, including our CEO.
The say-on-pay vote is advisory, and is therefore not binding on us, our Compensation Committee or our Board. The say-on-pay vote will, however, provide us with insight into stockholder sentiment regarding our executive compensation philosophy, policies and practices, which our Compensation Committee will consider when determining executive compensation in the future. Our Board and our Compensation Committee value the opinions of our stockholders. To the extent there is any significant vote against the say-on-pay proposal as disclosed in this Proxy Statement, we will communicate directly with our stockholders as part of our annual stockholder engagement, to better understand and consider their perspectives, and the Compensation Committee will determine what actions, if any, they would like to take in order to incorporate such perspectives into the compensation program.
We believe the information we have provided in this “Executive Compensation” section of this Proxy Statement, and in particular the information discussed in the “Compensation Discussion and Analysis” and related tabular disclosures highlights our core principles of providing compensation that ties pay to performance, is competitive, fair and equitable and reflects the feedback of our stockholders.
Required Vote
The affirmative vote of the holders of a majority of the voting power of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve Proposal No. 2.

32

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Compensation Discussion and Analysis
This Compensation Discussion and Analysis discusses the objectives and philosophy for our executive compensation program as well as the principles underlying our decision-making processes with respect to each component of compensation that we provide to our NEOs.

GoDaddy Inc. 2026 Proxy Statement	33

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Overview
Named Executive Officers
This Compensation Discussion and Analysis describes the compensation program designed and operated with respect to our NEOs. For the fiscal year 2025, our NEOs are listed below and appear in the Summary Compensation Table and the tables that follow, beginning on page 51.

NEO	Title
Aman Bhutani	Chief Executive Officer
Mark McCaffrey	Chief Financial Officer
Roger Chen	Chief Operating Officer
Jared Sine	Chief Strategy and Legal Officer
Compensation Philosophy and Objectives
Our general compensation philosophy is to design and offer compensation that attracts, motivates and helps retain our executives and key employees, and that drives business results over the short- and long-term in a manner that creates long-term stockholder value.
Our executive compensation program is based upon and designed to address four core principles:

Pay for Performance	Competitive Pay	Fair and Equitable	Responsive to Stockholders

We promote our overall “pay for performance” compensation philosophy by ensuring a significant portion of our NEOs’ compensation is “at risk” and subject to corporate and individual performance achievement goals

We strive to provide competitive compensation packages to our executive officers that aid us in recruiting and retaining top talent and motivating and rewarding achievement of short- and long-term business objectives
We aim to provide compensation that reflects our long-lasting commitment to building an inclusive environment where our employees, customers and communities have an opportunity to thrive
We incorporate themes and insight gathered from our stockholder engagement program to design and update our compensation programs to ensure they align with stockholder interests and market best practices

Principal Elements of Pay
The primary elements of our executive compensation program for our NEOs consist of a base salary, a short-term incentive plan (“STIP”) and a long-term incentive plan (“LTIP”). The overall use and weight of each element is based on several factors, including, but not limited to, market competitiveness, performance objectives and individual contributions. We believe these primary compensation components reflect the four core principles discussed above, and aid us in attracting and retaining qualified individuals, while focusing the efforts of our executive officers on the achievement of both our short- and long-term objectives. Our executives’ total compensation packages may also include additional broad-based employee benefits as described in the section “Other Compensation and Benefits.”

34

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Target Mix of Compensation
The target mix of compensation provided to our CEO and the average of our other NEOs is set forth below followed by a summary of the compensation program elements.

CEO	Other NEOs (Average)

Compensation Program Elements

Base Salary (Fixed) Establishes competitive pay that properly incentivizes executive officers’ day-to-day responsibilities
Targeted at competitive levels and based on past experience and expected future contributions

2025 Short-Term Incentive Plan (Variable)
Provides appropriate incentives for our executive officers to work collaboratively as a team to achieve important financial, business and strategic goals in our operating plan and to reward individual contributions; for the 2025 STIP, the Compensation Committee chose to move from four to two corporate performance metrics, utilizing NEBITDA and Bookings, weighted equally, and discontinuing the use of revenue and unlevered free cash flow

80% - Corporate Performance Goal	•50% NEBITDA	•50% Bookings

20% - Individual Performance Goal

2025 Long-Term Incentive Plan (Variable)
Strengthens the alignment between the interests of our executive officers and those of our stockholders by tying vesting of awards to achievement of rTSR, which incentivizes driving long-term stockholder value and promotes executive officer retention by linking vesting to continued employment

50% PSUs	•100% rTSR performance metric measured against the Nasdaq Internet Index	•Cliff vest after a 3-year performance period

50% RSUs		•Vest quarterly over 3-years

Performance Metrics
We seek to allocate a significant portion of each executive officer’s total target compensation to performance-based compensation that is “at risk.” Our compensation program includes performance-based annual cash bonuses and multi-year equity awards, each of which are only earned if the company achieves specified key short-term and long-term objectives. The Compensation Committee annually reviews and selects STIP and LTIP metrics designed to incentivize and reward our executives over the short and long term, while encouraging results in critical operational and financial areas of our business. The Compensation Committee then establishes the levels of performance necessary to achieve those metrics, motivating our executive team to reach stretch goals that drive increased stockholder value.

GoDaddy Inc. 2026 Proxy Statement	35

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
STIP Performance Metrics
The Compensation Committee sets rigorous corporate performance goals for the STIP based on key drivers of the business, taking into account Company- and industry-wide outlooks for the year, historical and projected growth and performance expectations for the Company and its peers, business objectives, market outlooks and perspectives from our stockholder engagement. The Compensation Committee also considers the metrics included in the Company’s annual operating plan and those that are communicated to stockholders on a regular basis. For the 2025 STIP, the Compensation Committee approved the use of Bookings and NEBITDA, equally weighted at 50%, a change from the 2024 STIP which utilized four metrics (Bookings, NEBITDA, revenue and unlevered free cash flow). For additional discussion of this change, please see the section “Corporate Performance Goals, Performance Cap and Results.” Threshold, target and maximum goals were set with a focus on stretch performance and are more rigorous than the prior year. In addition, in furtherance of our commitment to incentivize and reward executives for stretch performance, the Compensation Committee approved a wider payout curve for the 2025 STIP metrics, which requires higher growth over the Company’s budget in order for executives to achieve a payout above target.
Additional details on each of these metrics and a discussion of how they support our strategy are provided below:

STIP Performance Metrics

Corporate Performance Goals (80% Weighting)	The corporate performance component of the Company’s 2025 STIP was comprised of the following metrics:

50% Bookings	•Bookings is an indicator of the expected growth of the Company and a measure of its operating performance

50% NEBITDA
•NEBITDA is a measure of operating performance used by management and investors to evaluate the Company, it provides insight into the core results and permits year-over-year comparisons through inclusion or exclusion of certain recurring and nonrecurring items

Individual Performance Goals (20% Weighting)
To ensure that our NEOs are appropriately motivated and incentivized to perform at high levels, and to avoid incentives for excessive risk-taking, each NEO undergoes an annual review to evaluate their achievements, including against their pre-established performance goals, responsibilities and outlook

Definitions of Bookings and NEBITDA, as well as reconciliations of NEBITDA to its most directly comparable GAAP financial measure can be found in “Appendix A — Operating and Business Metrics, Non-GAAP Financial Information and Reconciliations” beginning on page 82.

LTIP Performance Metric
Our performance-based LTIP awards are structured to incentivize and focus our executives on results that drive stockholder value and reward superior performance. To align our executives’ compensation more closely to stockholder value, and to tie that pay to performance, the Compensation Committee selected rTSR as the metric for our performance-based LTIP awards. To determine the achievement for these awards, the Company’s TSR is measured against the constituents of the Nasdaq Internet Index, which provides a sufficient number of appropriate comparator companies and represents a significant majority of the companies with which GoDaddy competes. For additional information on the target levels of performance required for performance payouts, see the section “2025 LTIP Performance Targets and Payouts.”

36

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Compensation Decision-Making Process
Our executive compensation program is primarily administered by our Compensation Committee, with approval from our Board, when applicable. Our Compensation Committee makes decisions regarding annual compensation levels for our executive officers, including our NEOs, and establishes the financial and operational performance metrics applicable to the STIP and LTIP. Our CEO and other management members regularly provide input and insight, except relative to their own compensation, to assist the Compensation Committee in benchmarking, analyzing and designing the compensation program. The Compensation Committee maintains an annual review process, described below, to ensure the compensation of our executive officers continues to meet our core principles and that our compensation policies and practices do not encourage excessive risk-taking.
Annual Review Process

BENCHMARK AND REVIEW

•Review and approve compensation peer group •Evaluate market trends •Review say-on-pay results	•Benchmark CEO and NEO compensation •Review compensation policies against peers •Evaluate pay for performance alignment

GOAL SETTING

•Discuss compensation policies and practices as they relate to risk management and risk-taking incentives	•Review and approve goals and objectives •Establish total compensation targets

EVALUATE

•Evaluate performance against metrics •Assess individual goals •Certify performance results •Review management performance	•Consider incentive compensation payout amounts and annual equity awards •Review pay equity

APPROVE

•Approve compensation payouts upon Board certification of Company performance results	•Approve annual base salary, STIP and LTIP compensation design

Key Inputs

•Market Data: The Compensation Committee reviews market data and other inputs in connection with proposed design and enhancements to our compensation program. This includes comparative peer group data and market pay analysis, to provide a helpful reference point, not a specific percentile for the elements that make up the compensation program. This data is provided by the Compensation Committee’s independent compensation consultant, who provides ongoing input with respect to overall executive compensation decisions and analyses for our NEOs through a review of competitive market data, as well as other data sources, including Radford’s compensation survey. The services provided in 2025 by Semler Brossy, the independent compensation consultant are described further in this section.

•Stockholder Perspectives: Through our annual stockholder engagement cycle, the Compensation Committee obtains valuable insight into stockholder preferences as well as market best practices. In addition, the Compensation Committee reviews the results of our annual say-on-pay vote to inform the compensation program. At our 2025 annual meeting of stockholders, stockholders were supportive of the structure and philosophy of our executive compensation program as reflected in the approval of our say-on-pay proposal by approximately 92.4% of stockholders present and voting thereon.

•Management: Management provides feedback and expertise regarding compensation matters, including appropriate amounts, targets and goals necessary to recruit, retain and incentivize our executives. No member of management is involved in discussions or deliberations regarding such executive’s own compensation.

GoDaddy Inc. 2026 Proxy Statement	37

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Independent Compensation Consultant
Under our Compensation Committee Charter, the Compensation Committee can engage a compensation consultant to assist in evaluating executive officer compensation. In 2025, the Compensation Committee retained Semler Brossy as its independent compensation consultant. Semler Brossy assisted the Compensation Committee in providing peer group analyses, competitive market data and compensation reports to inform their judgment about executive officer and director compensation decisions and related matters. Semler Brossy reported directly to our Compensation Committee and not to management, was independent and provided no other services to the Company. Each year, the Compensation Committee evaluates the independence of the compensation consultant to determine whether the services provided raise any conflicts of interest. In 2025, the Compensation Committee evaluated the independence of Semler Brossy and determined that no conflict of interest existed.
Performance Reviews and Board Reports
Each of our management team, including our NEOs, undergoes an annual performance review. The review includes an assessment of performance against pre-established goals. These reviews are discussed with the CEO and our Compensation Committee, including the performance assessment and achievements against each individual’s goals and targets. This helps to inform the Compensation Committee’s decisions regarding awards, payout levels and updates or changes to the compensation program.
Peer Group
The Compensation Committee annually reviews the composition of the peer group that is used to compare and review the compensation paid to the executives against the competitive market and to inform our compensation program design. In determining the appropriate composition of the peer group, the Compensation Committee seeks to include companies that are reasonably representative of the Company’s competitive talent market and similar to the Company in terms of size, industry focus and trajectory. In updating our peer group, the Compensation Committee considers changes in both our business and the businesses of the peer companies that comprise the group. In September 2024, after consultation with its independent compensation consultant, Semler Brossy, the Compensation Committee approved the following peer group for 2025 executive compensation decisions:

2025 Peer Group

•Akamai Technologies, Inc. (NASDAQ: AKAM)
•Autodesk, Inc. (NASDAQ: ADSK)
•Docusign, Inc. (NASDAQ: DOCU)
•eBay Inc. (NASDAQ: EBAY)
•Fortinet, Inc. (NASDAQ: FTNT)
•Gen Digital Inc. (NASDAQ: GEN)
•HubSpot, Inc. (NYSE: HUBS)
•Nutanix, Inc. (NASDAQ: NTNX)
•Okta Inc. (NASDAQ: OKTA)

•Pinterest, Inc. (NYSE: PINS)
•Shopify Inc. (NYSE: SHOP)
•Toast, Inc. (NYSE: TOST)
•Twilio Inc. (NYSE: TWLO)
•Verisign, Inc. (NASDAQ: VRSN)
•Wix.com Ltd. (NASDAQ: WIX)
•Zillow Group, Inc. (NASDAQ: Z, ZG)
•Zoom Communications Inc. (NASDAQ: ZM)

The 2025 peer group reflected (i) the removal of Dropbox, Inc., Etsy, Inc. and Open Text Corporation due to, among other things, misalignment in terms of size, business focus and pay structures, and Squarespace, Inc. following its acquisition by a private company, and (ii) the addition of Okta Inc. and Twilio Inc. due to being comparable companies that focus on customer engagement and cybersecurity solutions at comparable size and growth. The companies in our 2025 peer group generally exhibited similar revenue size, market capitalization and profitability metrics along with industry and business alignment.
In advance of the Compensation Committee’s discussions and decisions regarding the 2026 compensation program, and after consultation with its independent compensation consultant, the Compensation Committee approved a peer group for 2026 that reflected the removal of Nutanix due to misalignment in terms of size and business focus. The peer group methodology for the 2026 peer group remained focused on similar metrics and ranges as discussed above for the 2025 peer group.

38

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Annual Compensation
Base Salary
We provide base salaries to attract and retain key employees, including our NEOs, and to compensate them for services rendered on a day-to-day basis. Base salary is the only fixed component of our compensation program. The Compensation Committee annually reviews the base salaries of our executives to ensure competitiveness against the market. In making its determination, the Compensation Committee reviews each executive’s experience with the Company and expected future contributions, comparative and market data, and input from the independent compensation consultant and our CEO for executives other than himself.
The following table shows the annual base salaries for our NEOs as of December 31, 2025 and December 31, 2024. The Compensation Committee approved base salaries for our NEOs in 2025 at the 2024 levels. Mr. Bhutani’s base salary has not increased since he joined the Company in 2019. The amounts in the “Salary” column of the “Summary Compensation Table” represent the salary actually paid to the respective NEO for the years presented.

	2025	2024
Name	Base Salary ($)	Base Salary ($)
Aman Bhutani	1,000,000	1,000,000
Mark McCaffrey	525,000	525,000
Roger Chen(1)	500,000	500,000
Jared Sine	500,000	500,000
(1)Mr. Chen’s employment agreement provides for an annual base salary of SGD 690,000, which is intended to provide the Singapore dollar equivalent of $500,000 U.S. dollars. Converted to U.S. dollars using the 2025 full year average exchange rate of U.S. dollar/SGD of approximately $1/SGD 0.77, Mr. Chen’s 2025 base salary was equal to $528,098 U.S. dollars. Mr. Chen’s base salary continues to be reviewed on an annual basis and may be adjusted to reflect any material change to the relevant USD to SGD foreign currency exchange rate.
2025 Short-Term Incentive Plan
Our STIP aims to provide incentives that drive annual performance based on our operating plan and individual performance goals. At the beginning of each year, the Compensation Committee, with input from our management team, establishes corporate performance goals and payout formulas and approves the annual plan design. The performance goals are intended to be stretch goals relative to the company plan, attainable through focused efforts and leadership by our executive officers. Each executive officer is eligible to earn a portion of such executive’s target short-term incentive opportunity based on achievement against these pre-established performance goals and their relative weightings under the formulas established by the Compensation Committee for the year in review.
The components of our 2025 STIP consisted of a corporate performance component, weighted at 80% of the overall 2025 STIP opportunity, and an individual performance component weighted at 20% of the overall 2025 STIP opportunity. Payouts under both components are determined based on pre-established performance criteria, with the corporate component calculated pursuant to a formulaic payout schedule and the individual component assessed against defined quantitative and qualitative performance objectives, subject to the Compensation Committee’s qualitative evaluation of overall performance. The Compensation Committee has reserved discretion to adjust the achievement levels and/or actual bonuses paid if they deem appropriate, within the parameters of the performance framework. No discretionary adjustments were made for bonuses earned under the 2025 STIP.

GoDaddy Inc. 2026 Proxy Statement	39

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
NEO Target STIP Opportunities
The following table shows the target short-term incentive opportunities for our NEOs for 2025. There were no changes to the target STIP percentage for any NEO for the 2025 STIP from the 2024 STIP.

Name	Target Short-Term Incentive (% of Base Salary)
Aman Bhutani	100%
Mark McCaffrey	80%
Roger Chen	80%
Jared Sine	80%
Corporate Performance Goals, Performance Cap and Results
The corporate performance component of the STIP was based on the achievement of pre-established levels of Bookings and NEBITDA, as illustrated in the chart below. We set our performance goals in consideration of the range of expected performance communicated to investors, which we believe aligns pay and performance. For performance outside of the target range, the payouts increase or decrease commensurate with Company performance, limited by the threshold and maximum levels.
As part of the annual compensation review cycle, the Compensation Committee reviewed the corporate performance component metrics used in our STIP and for the 2025 STIP, the committee chose to move from four to two corporate performance metrics, utilizing NEBITDA and Bookings, weighted equally, and discontinuing the use of revenue and unlevered free cash flow. The Compensation Committee believed that Bookings and NEBITDA most appropriately represent the key short-term operating goals and financial strength of the Company. In making this determination, the committee discussed, among other things, key drivers of the business, metrics included in the Company’s annual operating plan and communicated to stockholders, Company- and industry-wide outlooks, historical and projected growth, performance expectations and peer benchmarking. In addition, in furtherance of our commitment to incentivize and reward executives for stretch performance, the Compensation Committee approved a wider payout curve for the 2025 STIP metrics, which required higher growth over the Company’s budget in order for executives to achieve a payout above target. The stretch goal adjusted the maximum achievement levels of corporate performance goals to be 200% of target.
The threshold, target and maximum performance thresholds for each financial component of the 2025 STIP, as well as the actual results attained for 2025 as approved by the Compensation Committee, are included in the table set forth below. Actual performance relative to each metric resulted in payouts determined in accordance with the pre-established payout curve, with no upward or downward discretion applied. The aggregate actual performance achievement for all metrics under the corporate performance component of the 2025 STIP was 113%.

Metric	Threshold (50%)	Target (100%)			Maximum (200%)	Actual	Payout Percentage

Bookings	$5,319 million	$5,370 million	-	$5,470 million	$5,571 million	$5,400 million	100%
NEBITDA	$1,530 million	$1,546 million	-	$1,578 million	$1,610 million	$1,586 million	125%
Total Payout Percentage							113%
Individual Performance Goals and Individual Performance Cap
As noted above, 20% of each NEO’s 2025 STIP opportunity was subject to the achievement of individual performance goals established for each NEO under the individual performance component. These individual performance goals are established at the beginning of the year and are designed to align with key strategic priorities of the Company, including, among other things, customer growth and engagement, operational execution, innovation (including AI initiatives), talent development and stockholder value creation. The Compensation Committee takes a measured approach to individual performance reviews to ensure that our executives are appropriately motivated and incentivized to continue to perform at high levels. In evaluating performance, the Compensation Committee considers both quantitative and qualitative factors, including progress against pre-established objectives, the executive’s contribution to Company-wide strategic outcomes and the quality and sustainability of such performance, many of which are aligned with the CEO’s performance scorecard described below. While this assessment involves the application of informed judgment, it is grounded in the pre-established objectives and a consistent evaluation framework.

40

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
The Compensation Committee approved a cap on the maximum achievement level for the individual performance component under the 2025 STIP of 300% of target, such that the aggregate maximum payout under each NEO’s STIP will not exceed 220% of such NEO’s target award. Historically, the Compensation Committee has not approved payment in respect of the individual component at or above 200% of target.
CEO Individual Performance Component and Achievements
As in prior years, Mr. Bhutani’s 2025 STIP opportunity was weighted 80% based on corporate performance goals and 20% based on individual performance goals. By incorporating predetermined individual performance objectives that are not tied to financial metrics, the Compensation Committee believes it is better able to incentivize Mr. Bhutani to focus on key measures which will contribute to the Company’s strategic goals and ultimately lead to greater success of the Company and contribute to stockholder value creation. The predetermined performance factors for the individual component of Mr. Bhutani’s 2025 STIP include qualitative and quantitative measures applicable to the Company’s strategic objectives outlined below:

Stakeholder	Objective

Customer	Build trusted customer relationships that drive increased adoption of two or more paid products, strengthening lifetime value

Increase customer engagement across our solutions and tools to drive deeper product adoption, improved retention and greater lifetime value

Maximize our customers’ commercial success through accelerated innovation in robust presence and commerce capabilities, including through our AI-powered experiences

Employee
Elevate the employee experience through unwavering commitment to the GoDaddy Purpose, fostering a culture of continuous learning, experimentation and inclusion where employees feel empowered to innovate

Strengthen clarity and accountability by ensuring employees understand the direct link between their work and GoDaddy’s strategic objectives and long-term value creation

Improve employee adoption of AI and increase AI-generated code, including through expanded access to secure, Company-approved AI tools and large language models

Stockholder
Deliver durable, profitable revenue growth while expanding margins and free cash flow, maintaining disciplined capital allocation and investing in high-return initiatives that drive long-term shareholder value

Community
Advance responsible business practices and good governance while empowering everyday entrepreneurs through the GoDaddy Purpose, strengthening digital inclusion and creating sustainable long-term impact in the communities we serve

Following the 2025 performance period, the Compensation Committee conducted its annual assessment of Mr. Bhutani’s performance against these objectives and his overall performance. Mr. Bhutani did not participate in discussions regarding his performance or achievement levels. Following a robust discussion, the Compensation Committee approved Mr. Bhutani’s individual performance component at 100% of target.
Examples of Mr. Bhutani’s individual achievements in 2025 include:
•Customer: Continued to drive future growth and high intent customers through the expansion of AI-powered capabilities through the evolution of Airo from a generative AI experience into an agentic operating system with 25+ agents in production
•Employee: Year-over-year improvement in GoDaddy Voice survey results in multiple key areas of interest for employees, including “I feel engaged in my work” and “I have good opportunities to learn and grow at GoDaddy”
•Stockholder: Drove profitable growth through ongoing operation execution, reduced cycle times and improved structural leverage, while continuing to embrace and develop AI tools and innovative solutions for customers
•Community: Oversaw progress against our greenhouse gas emissions reduction goal through ongoing efforts to migrate certain products and systems to third-party and optimized Company-owned cloud infrastructures

GoDaddy Inc. 2026 Proxy Statement	41

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Other NEO Individual Performance Components and Achievements
Following the 2025 performance period, the Compensation Committee, with insight from management, including our CEO, conducted its annual assessment of the quantitative and qualitative measures for each NEO’s individual performance over the year to determine individual achievement results against their pre-established goals. While the specific pre-established individual goals for each NEO is not disclosed due to their commercially sensitive nature, these goals are aligned with and support the same strategic priorities reflected in the CEO’s performance objectives described above. Following these discussions, the Compensation Committee determined that Messrs. Chen, McCaffrey and Sine each achieved their individual performance components at 100% of target. These determinations reflect the Compensation Committee’s assessment, based on both quantitative and qualitative considerations, that each executive delivered performance consistent with expectations against their respective pre-established objectives and contributed meaningfully to the Company’s overall performance.
The 2025 STIP targets, achievements and examples of individual performance goals achieved for each NEO are set forth below:

Examples of Mark McCaffrey’s Individual Performance Achievements:
•Strengthened financial planning and capital allocation discipline to support durable revenue growth, margin expansion and strong free cash flow generation, while aligning investment choices to long-term strategic outcomes
•Drove disciplined execution against annual operating and financial commitments while prioritizing investments in key initiatives
•Enhanced finance organization’s capabilities and governance to improve transparency, accountability and decision support across the business

Mark McCaffrey	Target STI Individual Component (20%) Corporate Component (80%) Total Achievement Total Bonus	— $420,000 — 100% — 113% — 110.4% — $463,680

Examples of Roger Chen’s Individual Performance Achievements:
•Delivered strong operational and financial performance against plans and key initiatives
•Advanced readiness for the next operating cycle through more rigorous execution planning and operating model improvements
•Improved performance management capabilities through analytics consolidation, clearer metrics and stronger operating cadence

Roger Chen	Target STI(1) Individual Component (20%) Corporate Component (80%) Total Achievement Total Bonus	— $428,970(1) — 100% — 113% — 110.4% — $473,583(1)

Examples of Jared Sine’s Individual Performance Achievements:
•Supported development and strategy alignment to reinforce long-term growth priorities
•Advanced growth in strategic partnerships through disciplined execution and cross-functional coordination
•Further evolved the Legal function to enable the business with appropriate governance, risk management and scalable processes

Jared Sine	Target STI Individual Component (20%) Corporate Component (80%) Total Achievement Total Bonus	— $400,000 — 100% — 113% — 110.4% — $441,600
(1)Mr. Chen’s 2025 STIP target was SGD 552,000 (80% of his annual base salary of SGD 690,000). For purposes of this disclosure, Mr. Chen’s Target STI and Total Bonus amounts were converted to U.S. dollars according to the closing foreign exchange rate of U.S. dollar/SGD for March 31, 2026 (the date of Mr. Chen’s 2025 STIP bonus payment) of approximately $1/SGD 0.78.

42

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Long-Term Compensation
2025 Long-Term Incentive Plan
A key component of our executive compensation program is our LTIP. We structure the LTIP to include time and performance-based awards that are designed to align with and promote our core compensation principles, including providing pay that rewards performance against rigorous metrics, is competitive, fair and equitable, motivates, helps retain and recruit our key employees, including our NEOs, promotes stockholder value by aligning the interests of our executives with those of our stockholders and responds to stockholder perspectives.
2025 LTIP Awards
The Compensation Committee annually reviews the LTIP design and potential award values to ensure our equity compensation appropriately reflects and furthers the Company’s compensation philosophy. In 2025, during its annual compensation review and approval cycle, the Compensation Committee conducted a comprehensive assessment that included a review of the Company’s performance against its Investor Day targets, rigorous analysis of market and peer group data, evolving market practices and internal evaluations of each NEO’s role, scope and individual contributions.
In determining 2025 LTIP award values, the Compensation Committee placed significant weight on the Company’s strong financial and operational performance in 2024. For the year ended December 31, 2024, the Company delivered total revenue of $4.6 billion (up 8% year-over-year), net cash provided by operating activities of $1.3 billion (up 23%), representing a 31% margin, and free cash flow of $1.4 billion (up 25%), while also achieving its first $5 billion in annual Bookings. These results reflect sustained execution against the Company’s strategic and financial objectives and were driven by the leadership of our NEOs. This included, among other contributions, advancing operational efficiency and profitability initiatives, executing on key strategic priorities and driving performance above expectations, and strengthening and expanding the Company’s partnership model to deliver measurable results. The committee further considered the magnitude of individual contributions and the evolving scope of certain executive roles. In particular, the Compensation Committee determined that larger adjustments to LTIP award values for the CEO and certain NEOs were appropriate in light of their leadership in delivering the Company’s strong performance, their critical role in driving long-term strategy and growth, and, in certain cases, a desire to better align target compensation with market benchmarks and internal pay positioning.
The 2025 LTIP for each of our NEOs provided for (i) 50% of the value to be granted in the form of PSUs that vest based on the achievement of our rTSR measured against the Nasdaq Internet Index over a three-year performance period and (ii) 50% of the value to be granted in the form of RSUs that time-vest quarterly over three years.
The table below sets forth the 2025 LTIP award value and the number of shares of our common stock underlying grants of RSUs and PSUs granted to our NEOs in 2025.

Name	Total Award Value ($)(1)	Number of Target PSUs Granted(2)	Number of RSUs Granted(3)
Aman Bhutani	20,000,000	49,178	49,178
Mark McCaffrey	6,000,000	14,754	14,754
Roger Chen	10,000,000	24,589	24,589
Jared Sine	4,400,000	10,820	10,820
(1)To determine the “Number of Target PSUs Granted,” and “Number of RSUs Granted,” the amounts in the “Total Award Value” column were converted into a number of shares based on the volume weighted average trading price for the 30 days ending on the last trading day of the month prior to the grant date. The Total Award Value reflects the intended value of the NEO’s awards approved by the Compensation Committee in early 2025 and is not the same as the value reported for the NEO for 2025 in the “Stock Awards” column in the “Summary Compensation Table” below.
(2)For PSUs granted in 2025, the rTSR performance period began on January 1, 2025 and ends on December 31, 2027. Any earned PSUs will vest subject to the NEO’s continued employment with GoDaddy through March 1, 2028. The chart in the section “2025 LTIP Performance Targets and Payouts,” illustrates the payout curve with respect to the rTSR performance for these PSUs, as measured against the Nasdaq Internet Index.
(3)RSUs vest for each NEO quarterly over three years beginning on June 1, 2025.

GoDaddy Inc. 2026 Proxy Statement	43

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
2025 LTIP Performance Targets and Payouts
Consistent with prior years, the achievement of target levels for the 2025 LTIP requires performance at the 50th percentile of the rTSR comparator group. In addition, the number of shares that may be earned is capped at 200% of target, and no shares are earned if rTSR for the three-year performance period falls below the 25th percentile of the rTSR comparator group. The chart below illustrates the payout curve with respect to the rTSR performance metric for the 2025 LTIP.

2025 LTIP Performance Targets

TSR Multiplier (as a % of Target)
200%
150%
100%
50%
0%
Below Threshold (<25th percentile)
Target
Maximum
Threshold (25th percentile)
Target (50th percentile)
Maximum (85th percentile)

rTSR Percentile Rank	Payout Percentage
85th and above	200%
50th	100%
25th	50%
Below 25th	0%

Achievement of 2023 - 2025 PSUs
PSUs granted in February 2023 had a performance period of January 1, 2023 through December 31, 2025. As discussed above, PSUs were eligible to be earned based on the achievement of our rTSR performance against the Nasdaq Internet Index, and based on such performance, NEOs could earn between 0% to 200% of the target amount granted.
Following the end of 2025, the Compensation Committee reviewed the Company’s certified achievement levels against the pre-established performance goal and determined that rTSR was achieved at a 60.3 percentile rank, resulting in a payout percentage of 129.35%. The following table sets forth the number of such PSUs that were earned by the respective NEO for the performance period of January 1, 2023 through December 31, 2025 and which ultimately vested on March 3, 2026. Mr. Sine joined GoDaddy on March 18, 2024 and therefore did not have a 2023 LTIP grant.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Aman Bhutani	84,450	7,535,474
Mark McCaffrey	33,781	3,014,279
Roger Chen	33,781	3,014,279
(1)The amounts in the “Value Realized on Vesting” column were calculated based on the closing market price of our common stock on March 3, 2026 ($89.23).

44

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Compensation Decisions for 2026
In early 2026, the Compensation Committee completed its annual review and approval process for the 2026 executive compensation program. The Compensation Committee engaged in detailed discussion, including a review of the Company’s 2025 corporate performance and achievements, analysis of market and peer group data, current market best practices and internal discussions of each NEOs’ roles, responsibilities and individual achievements in 2025. The committee approved base salaries and a STIP design consistent with the 2025 program. The committee also approved 2026 LTIP awards consistent with the 2025 LTIP. The awards, which are presented in the table below, provide for (i) 50% of the value to be granted in the form of PSUs that vest based on the achievement of our rTSR measured against the Nasdaq Internet Index over a three-year performance period and (ii) 50% of the value to be granted in the form of RSUs that time-vest quarterly over three years.
The table below sets forth the total award value and number of shares of our common stock underlying the grants made to our NEOs in 2026. In addition to the factors noted above, in determining the total award values for the 2026 equity grants, the Compensation Committee considered the Company’s performance in 2025, the stock price at the time of the grant and historical grant practices, including the increased total award value of the equity granted to our NEOs in 2025 as a result of exceptional performance in 2024. As a result of the review and discussions, the Compensation Committee approved lower total award values year-over-year to certain of our NEOs who had received higher total award value year-over-year in 2025.

Name	Total Award Value ($)(1)	Number of Target PSUs Granted(2)	Number of RSUs Granted(3)
Aman Bhutani	16,000,000	85,916	85,916
Mark McCaffrey	6,000,000	32,219	32,219
Roger Chen	6,000,000	32,219	32,219
Jared Sine	4,500,000	24,164	24,164
(1)The amounts in the “Total Award Value” column were converted into a number of shares based on the volume weighted average trading price for the 30 days ending on the last trading day of the month prior to the grant date. The award value reflects the intended value of the NEO’s awards approved by the Compensation Committee in early 2026.
(2)For PSUs granted in 2026, the rTSR performance period began on January 1, 2026 and will end on December 31, 2028, and any earned PSUs will vest subject to the executive’s continued employment with us through March 1, 2029.
(3)RSUs vest quarterly over three years beginning on June 1, 2026.

GoDaddy Inc. 2026 Proxy Statement	45

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Other Compensation and Benefits
In addition to the primary compensation components described above, our executives’ total compensation packages include the broad-based employee benefits and executive severance benefits described below.
Perquisites and Personal Benefits
We do not provide excessive perquisites to our NEOs. However, the personal safety and security of our executives at home, at work and while traveling is of utmost importance to the Company. Considering the rising threat of personal security and cyber-attacks targeted at corporate executives due to their level of access, their financial and reputational status and their use of digital devices for remote work, we cover the costs of an in-home security system for our CEO and privacy protection for our CEO, certain of our NEOs and certain members of their respective families. We believe the costs of these security measures are appropriate and necessary business expenses, and the Company benefits from the added security for these executives. These payments are described in footnotes to the Summary Compensation Table.
Broad-Based Employee Benefits
Our compensation program for our executive officers, including our NEOs, includes benefits generally available to our other full-time employees. Offering these employee benefits serves to attract and retain our employees, including our NEOs. We periodically review our employee benefits programs to ensure they continue to serve these purposes and remain competitive.
We maintain a tax-qualified Section 401(k) retirement savings plan for our U.S. employees who satisfy the eligibility requirements. Under this plan, participants may elect to make pre-tax or Roth contributions of up to a certain portion of their current compensation, not to exceed the applicable statutory income tax limitation. Currently, we provide matching contributions made by participants in the plan up to a maximum of 3.5% of eligible compensation annually, subject to limitations in our 401(k) plan. We intend for the plan to qualify under Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), enabling contributions by participants to the plan, and income earned on plan contributions, to not be taxable to participants until withdrawn from the plan. Additional benefits provided to our U.S. employees consist of medical, dental, vision, short-term disability, long-term disability, life insurance benefits and flexible spending accounts, among others. Our U.S.-based NEOs receive these benefits on the same basis as our other full-time U.S. employees. In addition, our NEOs are eligible to participate in our employee stock purchase plan, on the same terms as other employees. Our employee stock purchase plan allows eligible employees to purchase shares at a discount on specified purchase dates during the year.
Employment Agreements and Post-Termination Severance and Change in Control Benefits
We maintain a stable and effective management team through entry into competitive employment agreements and offer letters. We believe this stability is essential to protecting and enhancing the best interests of our Company and stockholders. In 2019, we entered into an employment agreement with Mr. Bhutani upon his hiring. The agreement provides terms that we believe are competitive, including a compensation package that serves to retain and incentivize him to perform at the highest levels. Mr. Bhutani’s employment agreement also provides for certain payments and benefits upon stated terminations of employment, both in connection with and not related to a change in control event. The terms of Mr. Bhutani’s employment agreement are set forth below in the section “Potential and Actual Payments upon Termination or Change in Control.”
Similarly, we entered into (i) an offer letter with Mr. McCaffrey in connection with his hiring in 2021, which provides standard employment and compensation terms and conditions, (ii) an employment agreement with Mr. Chen in July 2022 in connection with his appointment as Chief Operating Officer, which includes standard employment and compensation terms and conditions consistent with such terms and conditions in Singapore, where Mr. Chen resides and (iii) an employment letter with Mr. Sine in February 2024 in connection with his hiring, which provides standard employment and compensation terms and conditions, including certain new hire equity compensation provided to him in 2024.
In addition, our Board has adopted a form of change in control and severance agreement (a “CIC and Severance Agreement”) for our NEOs (other than Mr. Bhutani, whose employment agreement covers such terms). These agreements provide assurances of specified severance benefits to such individuals whose employment is subject to involuntary termination other than for cause or voluntary termination for good reason. We believe it is important to provide such individuals with severance benefits upon

46

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
certain qualifying terminations of employment to secure their continued dedication to their work, without the distraction of negative economic consequences of potential termination. We believe these severance benefits, as compared with similarly situated individuals at companies with which we compete for talent, are appropriate since the benefits are subject to the individual’s entry into a release of claims in our favor. For more detail, see the section “Potential and Actual Payments upon Termination or Change in Control.”
Compensation Policies and Other
Risk Assessment and Compensation Practices
Our management annually assesses and discusses with the Compensation Committee our compensation policies and practices for our employees as they relate to our risk management. The Compensation Committee also retains its independent compensation consultant, Semler Brossy, to review such policies and practices and participate in such assessment. Based upon this assessment, we believe that the following elements of our compensation program ensure that risks arising from such policies and practices are not reasonably likely to have a material adverse effect on us in the future:
•competitive pay packages with a balance of fixed/variable and cash/equity compensation elements that are approved by the Compensation Committee each year;
•balanced annual incentive program performance metrics focused on top-line and bottom-line results, along with inclusion of individual performance goals;
•payout caps on annual incentive program and PSUs;
•equity grants to senior management that are diversified between time- and performance-based restricted stock units and include multi-year vesting schedules requiring long-term employee commitment;
•PSUs focused on relative performance against index of similar peers mitigating risk of payout for underperformance relative to peers;
•robust equity ownership guidelines for our directors and executive officers;
•compensation recovery policies, both as required by SEC and NYSE rules and that would allow us to recover compensation under additional circumstances; and
•double-trigger change-in-control severance benefits and non-change-in-control severance provisions for executives.
Insider Trading Policy
We have an Insider Trading Policy that prohibits all directors, officers, employees and agents (e.g., consultants and independent contractors) from:
•trading (or advising others to trade) GoDaddy securities from the time when an individual obtains material, non-public information until that information has been publicly disclosed or is no longer deemed material;
•trading in the shares of other companies about which such individual learns material, non-public information through the course of their relationship with the Company;
•engaging in transactions in publicly traded options, such as puts and calls, and other derivative securities with respect to GoDaddy securities, including hedging or similar transactions designed to decrease the risks associated with holding GoDaddy securities;
•engaging in short sales with respect to GoDaddy securities;
•using confidential information, including material, non-public information, obtained through their relationship with the Company to engage in transactions or take positions on event-based or prediction market platforms, whether relating to GoDaddy or other companies or entities with which we work, such as customers, vendors or business partners; and
•for any individuals who are required to comply with Section 16 of the Exchange Act or the blackout periods or pre-clearance requirements under the Insider Trading Policy, including our current NEOs, pledging Company securities as collateral for loans.
We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to the Company. A copy of our Insider Trading Policy is included as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

GoDaddy Inc. 2026 Proxy Statement	47

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Anti-Hedging and Pledging Policy
Directors, officers and employees are prohibited from engaging in transactions in publicly traded options, such as puts and calls, and other derivative securities with respect to GoDaddy securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding GoDaddy securities.
In addition, directors, officers and certain other executives may not pledge GoDaddy securities under any circumstances, including by purchasing GoDaddy securities on margin or holding GoDaddy securities in a margin account, or pledging such securities as collateral for loans.
Compensation Recovery Policies
We maintain a Financial Statement Compensation Recoupment Policy in accordance with the requirements of SEC and NYSE rules, which provides for the recoupment of certain incentive-based compensation received by our CEO and other Section 16 executive officers on and after October 2, 2023 in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under federal securities laws. The amount of incentive-based compensation recovered will be the amount by which the incentive-based compensation received by the executive during the three fiscal years preceding the date on which the Board or our Compensation Committee determines that a financial restatement is required exceeds the amount that would have been received if it had been calculated based on the financial restatement.
In addition, we maintain an Incentive Compensation Recovery Policy pursuant to which our Compensation Committee may seek the recovery of cash incentive compensation and performance-based equity compensation paid by us to our CEO and other Section 16 executive officers during the relevant period if: (i) we restate our financial statements as a result of a material error; (ii) the amount of cash incentive compensation or performance-based equity compensation paid or payable based on the achievement of specific financial results paid to an executive would have been less if the financial statements had been correct at the time the amount of such compensation was determined; (iii) no more than three years have elapsed since the original filing date of the financial statements upon which such compensation was determined; (iv) our Board or Compensation Committee unanimously concludes, in its sole discretion, that fraud or intentional misconduct or gross negligence by such executive caused the material error that led to the restatement and it would be in our best interests to seek from such executive recovery of the excess compensation originally paid or payable over the amount that would have been paid if determined in accordance with the restated financial statements; and (v) such executive is found to be directly responsible for the compensation recovery trigger.
Equity Ownership Guidelines for Executive Officers
We maintain equity ownership guidelines applicable to our CEO and other executive officers. Under these guidelines, our CEO is required to attain and maintain equity interest ownership with a minimum value equal to six times his annual base salary (not including bonus payments or equity grants). All other executive officers are expected to attain and maintain equity interest ownership with a minimum value equal to two times such executive officer’s annual base salary (not including bonus payments or equity grants) by the fifth anniversary of the date he or she becomes subject to the guidelines, and then until such time as the individual is no longer subject to the guidelines.
In determining if an executive officer has satisfied the equity ownership guidelines, all shares of, or equity exchangeable for, the Company’s common stock beneficially owned by the executive officer, or to which the executive officer is otherwise entitled, are taken into consideration. Shares underlying unexercised stock options and unvested equity awards are not taken into consideration. As of December 31, 2025, all our executive officers are either in compliance with the equity ownership guidelines or were on track to comply with the equity ownership guidelines within the applicable time periods. The Compensation Committee administers the equity ownership guidelines applicable to our executive officers.

48

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Timing of Equity Award Grant Practices
Item 402(x) of Regulation S-K requires us to discuss our policies and practices on timing of awards of options in relation to the disclosure by us of material non-public information. Equity awards are discretionary and are generally granted to our NEOs at the end of February after the Compensation Committee’s annual performance review. In certain circumstances, including the hiring, promotion or in connection with achievement of an exceptional performance of a NEO, the Compensation Committee may approve grants at other times throughout the year. The Compensation Committee does not grant stock options (or similar awards with “option-like” features) to any employees, including our NEOs. We maintain an ESPP, which allows eligible employees, including our NEOs, to voluntarily enroll and purchase, through payroll deductions, shares of our common stock at a discount. Purchase dates under the ESPP are generally the 15th day of May and November. The Compensation Committee does not take material non-public information into account when determining the timing and terms of equity awards, and we do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Tax Considerations
We have not provided any of our executive officers or directors with a gross-up or other reimbursement for tax amounts the individual might pay pursuant to Code Section 280G or Code Section 409A. Code Section 280G and related Code sections provide that executive officers, directors who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control exceeding certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Code Section 409A also imposes significant taxes on the individual in the event an executive officer, director or other service provider receives “deferred compensation” not meeting the requirements of Code Section 409A.
Based on the limitations imposed by Code Section 162(m), publicly traded companies generally may receive a federal income tax deduction for compensation paid to their chief executive officers and to certain of their other current and former highly compensated officers that qualify as “covered employees” within the meaning of Code Section 162(m) only if the compensation is less than $1,000,000 per person during any calendar year.
These Code Section 162(m) limitations shall apply unless the compensation is paid pursuant to a written binding contract in effect on December 20, 2019 (and not materially modified after that date) or the compensation was paid on or before December 18, 2020.
In approving the amount and form of compensation for our executive officers in the future, we expect to consider the cost to us of providing such compensation, including the potential impact of Code Section 162(m), as well as our need to maintain flexibility in compensating executive officers in a manner designed to promote our goals. Our Board or the Compensation Committee, as applicable, may, in its judgment, authorize compensation payments that will or may not be deductible when it believes that such payments are appropriate to attract, retain or motivate executive talent.
Accounting Considerations
Accounting rules require us to measure the compensation expense for all share-based compensation awards made to our employees and directors, including stock options, RSUs, PSUs and other stock-based awards, based on the “grant date fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards. These rules also require us to recognize the “compensation cost” of our share-based compensation awards in our statements of operations over the period that the employee or director is required to render service to vest in the award.

GoDaddy Inc. 2026 Proxy Statement	49

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, our Compensation and Human Capital Committee has recommended to our Board that this Compensation Discussion and Analysis be included in this Proxy Statement.
Respectfully submitted by the members of the Compensation and Human Capital Committee:
Leah Sweet (Chair)
Caroline Donahue
Graham Smith

50

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Executive Compensation Tables
Summary Compensation Table
The following table provides information regarding the total compensation for services rendered in all capacities earned by our NEOs for 2025, 2024 and, as applicable, 2023:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Aman Bhutani,	2025	1,000,000		—		20,883,438	1,104,000	29,572	23,017,010
Chief Executive Officer	2024	1,000,000		—		17,146,808	1,290,000	28,425	19,465,233
	2023	1,000,000		—		13,827,459	1,024,000	25,758	15,877,217
Mark McCaffrey,	2025	525,000		—		6,265,286	463,680	15,224	7,269,190
Chief Financial Officer	2024	525,000		—		6,858,723	525,840	13,154	7,922,717
	2023	525,000		—		4,761,208	430,080	17,125	5,733,413
Roger Chen,	2025	528,098	(4)	—		10,441,719	473,584	3,123	11,446,524
Chief Operating Officer	2024	516,679	(4)	—		6,858,723	523,441	—	7,898,843
	2023	513,905	(4)	97,778	(5)	4,761,208	418,609	—	5,791,500
Jared Sine,	2025	500,000		—		4,594,713	441,600	17,643	5,553,956
Chief Strategy and Legal Officer	2024	384,615		—		12,342,646	500,800	9,123	13,237,184
(1)The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of stock awards granted (or considered granted for accounting purposes) during the applicable year, computed as described in Note 2 to our audited financial statements included in our 2025 Annual Report on Form 10-K in accordance with ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not reflect the actual value realized or realizable by the respective NEO, as such value is only determinable after the shares underlying the applicable award have vested. Assuming maximum achievement of the performance conditions for PSUs granted (or considered granted for accounting purposes) in 2025, the total value of the applicable PSUs at their respective grant dates were as follows: (i) for Mr. Bhutani - $24,111,973; (ii) for Mr. McCaffrey - $7,233,886, (iii) for Mr. Chen - $12,055,987; and (iv) for Mr. Sine - $5,305,046.
In addition, as part of our LTIP prior to 2020, certain NEOs received awards which were eligible to vest based on the achievement of annual performance metrics during each year of a four-year performance period, subject to the executive’s continued employment with us through each vesting date (the “Legacy PSUs”). Mr. Bhutani is the only NEO who received Legacy PSUs as a part of his compensation prior to 2020. As such, Mr. Bhutani’s Stock Awards includes 24,923 Legacy PSUs with a grant date fair value of $1,924,803, which were considered granted for accounting purposes to Mr. Bhutani in 2023 based on the performance targets established by our Compensation Committee in each year.
(2)For 2025, the amounts in the “Non-Equity Incentive Plan Compensation” column represent annual performance-based bonuses earned under the 2025 STIP based on the achievement of performance goals, as described under the section “2025 Short-Term Incentive Plan,” which were paid in 2025. Mr. Chen’s 2025 bonus amount was converted to U.S. dollars according to the closing foreign exchange rate of U.S. dollar/SGD for March 31, 2026 (the date of Mr. Chen’s 2025 STIP bonus payment) of approximately $1/SGD 0.78.
(3)For 2025, the amounts in the “All Other Compensation” column include the following amounts for each respective NEO:

Name	Retirement Plan Matching Contributions ($)	Security and Protection ($)*	Group Term Life Insurance ($)
Aman Bhutani	7,500	21,262	810
Mark McCaffrey	2,827	8,833	3,564
Roger Chen	3,123	—	—
Jared Sine	7,500	9,333	810
* Represents security and cybersecurity protection for the listed NEO and certain members of their family, and for Mr. Bhutani, includes $595 for a personal in-home security system.
(4)Mr. Chen’s salary for 2025, 2024 and 2023 has been converted to U.S. dollars from Singapore Dollars using a blended rate of approximately 0.77, 0.75 and 0.74, respectively, representing the average currency translation rate in effect during the years ended December 31, 2025, 2024 and 2023, respectively.
(5)The amount in the “Bonus” column for Mr. Chen reflects an award paid in March 2024 for acknowledged out-performance as part of our CEO’s annual year-end review of exceptional employee performances in 2023. This amount was converted to U.S. dollars according to the closing foreign exchange rate of U.S. dollar/SGD for March 28, 2024 (the date Mr. Chen was paid such award) of approximately $1/SGD 0.74.

GoDaddy Inc. 2026 Proxy Statement	51

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Grants of Plan-Based Awards During 2025
The following table presents information regarding plan-based awards granted (or considered granted for accounting purposes) to our NEOs during 2025:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Date		Threshold	Target	Maximum	Threshold	Target	Maximum
Aman Bhutani	N/A		500,000	1,000,000	2,200,000
	2/28/2025					24,589	49,178	98,356		12,055,987
	2/28/2025								49,178	8,827,451
Mark McCaffrey	N/A		210,000	420,000	924,000
	2/28/2025					7,377	14,754	29,508		3,616,943
	2/28/2025								14,754	2,648,343
Roger Chen	N/A	(5)	214,485	428,970	943,734
	2/28/2025					12,295	24,589	49,178		6,027,993
	2/28/2025								24,589	4,413,726
Jared Sine	N/A		200,000	400,000	880,000
	2/28/2025					5,410	10,820	21,640		2,652,523
	2/28/2025								10,820	1,942,190
(1)The amounts in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column represent the threshold, target and maximum payouts under the 2025 STIP assuming the achievement of corporate and individual performance goals, as described under the section “2025 Short-Term Incentive Plan.” Amounts set forth under “Threshold” represent the estimated payout assuming achievement of (i) each of the corporate performance goals under the 2025 STIP at the respective threshold level (which would result in a 50% payout percentage for the corporate performance component under the 2025 STIP) and (ii) the NEO’s individual performance goals under the 2025 STIP at a 50% payout percentage.
(2)The amounts in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column reflect the number of shares of common stock subject to PSUs granted to each NEO under the 2025 LTIP, which vest based on the achievement of our rTSR measured against the Nasdaq Internet Index over a three-year performance period, as described under the section “2025 Long-Term Incentive Plan.”
(3)The amounts under the “All Other Stock Awards: Number of Shares of Stock or Units” column reflect the number of shares of common stock subject to RSUs granted to each NEO under the 2025 LTIP, as described under the section “2025 Long-Term Incentive Plan.”
(4)The amounts in the “Grant Date Fair Value of Stock Awards” column reflect the aggregate grant date fair value of RSUs and PSUs granted (or considered granted for accounting purposes) during 2025, computed as described in Note 2 to our audited financial statements included in our 2025 Annual Report on Form 10-K in accordance with ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(5)Mr. Chen’s 2025 STIP target was SGD 552,000 (80% of his annual base salary of SGD 690,000). Mr. Chen’s Threshold, Target and Maximum amounts were converted to U.S. dollars according to the closing foreign exchange rate of U.S. dollar/SGD for March 31, 2026 (the date of Mr. Chen’s 2025 STIP bonus payment) of approximately $1/SGD 0.78.

52

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding outstanding equity awards held by our NEOs as of December 31, 2025:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Aman Bhutani	9/4/2019	299,033	—	63.54	9/4/2029
	2/28/2022					4,042	501,531
	2/24/2023					20,403	2,531,604	65,288	8,100,935
	2/29/2024					24,590	3,051,127	59,015	7,322,581
	2/28/2025					36,884	4,576,567	49,178	6,102,006
Mark McCaffrey	2/28/2022					1,617	200,637
	2/24/2023					8,162	1,012,741	26,116	3,240,473
	2/29/2024					9,836	1,220,451	23,606	2,929,032
	2/28/2025					11,066	1,373,069	14,754	1,830,676
Roger Chen	2/27/2020	3,083	—	70.17	2/27/2030
	2/28/2022					1,617	200,637
	2/24/2023					8,162	1,012,741	26,116	3,240,473
	2/29/2024					9,836	1,220,451	23,606	2,929,032
	2/28/2025					18,442	2,288,283	24,589	3,051,003
Jared Sine	3/18/2024					35,989	4,465,515	21,703	2,692,908
	2/28/2025					8,115	1,006,909	10,820	1,342,546
(1)RSUs granted in 2024 and 2025 vest over a three-year period in equal quarterly installments, subject to the NEO’s continued service through each applicable vesting date, except for Mr. Sine whose 2024 RSUs were granted in connection with his hiring and have different vesting terms as follows: (i) 36,171 of the RSUs vest over a two-year period in two 50% installments; and (ii) 32,554 of the RSUs vest over a four-year period, with 30% of the RSUs vesting within the first year, 7.5% of the RSUs vesting quarterly thereafter through April 1, 2026, and then 5% of the RSUs vesting quarterly through April 1, 2028. All RSUs granted prior to 2024 vest over a four-year period as to 25% on the first day of the month following the first anniversary of the applicable vesting commencement date and then vest quarterly in equal installments for an additional three years, subject to the NEO’s continued service through each applicable vesting date.
(2)Market value is determined by multiplying the total shares by the closing market price of our common stock on December 31, 2025 ($124.08).
(3)PSUs granted in 2025, 2024 and 2023 vest following the end of a three-year performance period based on our rTSR as compared to the Nasdaq Internet Index, subject to the NEO’s continued service through the applicable vesting date.
(4)The number of unvested, unearned PSUs reported in this table reflects the total unvested, unearned PSUs at target performance levels.
Stock Awards Vested During 2025
The following table sets forth the number of shares acquired and the value realized upon the vesting of RSUs and PSUs during 2025 calculated based on the closing market price of our common stock on the applicable vesting dates. No stock options were exercised by our NEOs in 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Aman Bhutani	197,550	33,754,458
Mark McCaffrey	79,924	13,724,970
Roger Chen	82,285	14,054,773
Jared Sine	35,441	6,201,539

GoDaddy Inc. 2026 Proxy Statement	53

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Potential and Actual Payments upon Termination or Change in Control
Aman Bhutani Employment Agreement
The following is a summary of the severance and change in control benefits under Mr. Bhutani’s employment agreement:
Potential Payments if Terminated by Us Without “Cause” or by Mr. Bhutani for “Good Reason” Not Related to a Change in Control.
If Mr. Bhutani’s employment is terminated either by us without “cause” (other than by reason of death or “disability”) or by him for “good reason” (as such terms are defined in his agreement), and in each case the termination occurs outside of the period beginning three months prior to and ending 18 months following a “change in control” (the “Change in Control Period”), Mr. Bhutani would receive the following lump-sum cash payments and benefits:
•any accrued but unpaid salary and fully vested and non-forfeitable employee benefits under the Company’s employee benefit plans (“Accrued Obligations”); plus
•100% of his annual base salary rate as then in effect; plus
•any earned but unpaid annual cash bonus for the prior year; plus
•100% of his target annual cash bonus for the year of termination; plus
•the cost of health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for 18 months.
In addition, Mr. Bhutani would be entitled to acceleration of his time-based equity awards that would have vested in the next twelve months and acceleration of the pro-rated portion of his performance-based equity awards that would have vested based on actual performance during any performance period ending in the next twelve months (with any individual performance criteria deemed fully satisfied).
Potential Payments if Terminated by Us Without “Cause” or by Mr. Bhutani for “Good Reason” During a Change in Control Period.
If Mr. Bhutani’s employment is terminated either by us without “cause” (other than by reason of death or “disability”) or by him for “good reason” during a Change in Control Period, he would receive the following lump-sum cash payments and benefits:
•Accrued Obligations; plus
•150% of his annual base salary rate as then in effect or, if higher, the date immediately prior to the change in control; plus
•any earned but unpaid annual cash bonus for the prior year; plus
•150% of his target annual cash bonus for the year of termination; plus
•the cost of health insurance coverage under COBRA for 18 months.
In addition, Mr. Bhutani would be entitled to acceleration of all his time- and performance-based equity awards (with performance measured at the greater of target or actual performance).
Termination by Reason of Death or “Disability.” If Mr. Bhutani’s employment terminates by reason of death or “disability,” he would receive the following lump-sum cash payments and benefits:
•Accrued Obligations; plus
•any earned but unpaid annual cash bonus for the prior year; plus
•a pro-rated amount of the target annual cash bonus for the year of termination, based on actual achievement of the performance criteria at the end of the applicable year.
To receive the severance payments and benefits described above (excluding the Accrued Obligations), Mr. Bhutani must sign and not revoke a release of claims in favor of the Company and continue to comply with ongoing confidentiality obligations, as well as certain restrictive covenants for up to twelve months following the termination date, including those related to noncompetition, nonsolicitation and nondisparagement, as set forth in his employment agreement.
In the event any of the payments provided for under the employment agreement, or otherwise payable to Mr. Bhutani, would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and be subject to the related excise tax under Section 4999 of the Internal Revenue Code, then Mr. Bhutani would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. No arrangement with Mr. Bhutani provides for any excise tax gross-up payments.

54

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Other NEO Change in Control and Severance Arrangements
On May 1, 2021, our Board adopted a form of CIC and Severance Agreement for our executive officers and certain other key employees designated from time to time by the Compensation Committee to be party to such an agreement. Each of our NEOs (other than Mr. Bhutani, whose employment agreement covers such terms) is party to a change in control and severance agreement on substantially the same terms as the CIC and Severance Agreement approved by the Board, the key terms of which are described below. However, Mr. Chen’s agreement differs slightly to reflect the fact that he resides in Singapore and certain terms and benefits provided in the United States are not applicable to Singapore residents, and Mr. Sine’s agreement differs as described below.
Term. The form of CIC and Severance Agreement provides for an initial three-year term that renews automatically for successive one-year terms unless either party provides at least 90 days’ notice of non-renewal. If a change in control occurs during the period after 18 months into the initial term or during a renewal term, the term of the agreement will automatically extend for 18 months following the date of the change in control. Mr. Sine’s agreement provides for an initial term ending May 1, 2025, which will renew automatically for successive one-year terms unless either party provides at least 90 days’ notice of non-renewal, and if a change in control occurs during the term of his agreement, the term will extend automatically for 18 months following the date of the change in control.
Potential Payments if Terminated by Us Without “Cause” or by the NEO for “Good Reason” Not Related to a Change in Control. If the NEO’s employment is terminated either by us without “cause” (other than by reason of death or “disability”) or by the NEO for “good reason” (as such terms are defined in the agreement), and in each case the termination occurs outside of the Change in Control Period, the NEO would receive the following lump-sum cash payments and benefits (in addition to accrued but unpaid compensation):
•100% of the NEO’s annual base salary rate as then in effect; plus
•the cost of premiums for coverage (on an after-tax basis) under COBRA for a period of twelve months following the termination date (other than for Mr. Chen).
For Mr. Sine only, vesting of any outstanding equity awards that would have vested through the first anniversary of the termination date (with performance-based awards remaining subject to satisfaction of the applicable performance criteria).
Potential Payments if Terminated by Us Without “Cause” or by the NEO for “Good Reason” During the Change in Control Period. If the NEO’s employment is terminated either by us without “cause” (other than by reason of death or “disability”) or by the NEO for “good reason” during the Change in Control Period, the NEO would receive the following lump-sum payments and benefits (in addition to accrued but unpaid compensation):
•100% of the NEO’s annual base salary rate as then in effect; plus
•100% of the target annual cash bonus for the year of termination; plus
•the cost of premiums for coverage (on an after-tax basis) under COBRA for a period of twelve months following the termination date (other than for Mr. Chen).
In addition, all outstanding equity awards would fully vest, with applicable performance criteria deemed achieved at the greater of target and actual performance.
Termination by Reason of Death or “Disability.” If the NEO’s employment terminates by reason of death or “disability,” the NEO would receive (in addition to accrued but unpaid compensation) a lump-sum cash payment equal to a pro-rated amount of such NEO’s annual cash bonus for the year of termination, based on actual achievement of the performance criteria at the end of the applicable year.
To receive the severance payments and benefits described above (excluding accrued but unpaid compensation), the NEO must sign and not revoke a release of claims in our favor and comply with ongoing confidentiality obligations, as well as certain restrictive covenants as applicable.
In the event any of the payments provided for under the form of CIC and Severance Agreement, or otherwise payable to the NEO, would constitute “parachute payments” within the meaning of Code Section 280G and be subject to the related excise tax under Section 4999 of the Internal Revenue Code, then he or she would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to such executive. No agreement with any of our NEOs provides for any excise tax gross-up payments.

GoDaddy Inc. 2026 Proxy Statement	55

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
TERMINATION OF EMPLOYMENT BY US WITHOUT “CAUSE” OR BY THE NEO FOR “GOOD REASON” UNRELATED TO A CHANGE IN CONTROL
The following tables summarize the amount of potential severance payments and benefits that would be provided to each NEO in the event that such NEO’s employment with us was terminated on December 31, 2025, under the circumstances described above.

Name	Salary Severance ($)(1)		Bonus Severance ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Value of Health Care Coverage Benefit ($)(4)	Total ($)
Aman Bhutani	1,000,000		1,000,000	15,102,645	51,707	17,154,352
Mark McCaffrey	525,000		—	—	19,676	544,676
Roger Chen	528,098	(5)	—	—	—	528,098
Jared Sine	500,000		—	3,701,182	34,471	4,235,653
(1)The amounts in the “Salary Severance” column are based on each NEO’s base salary as was in effect on December 31, 2025.
(2)For Mr. Bhutani, the amount in the “Bonus Severance” column is based on his target cash bonus amount as was in effect on December 31, 2025.
(3)The amounts in the “Accelerated Vesting of Equity Awards” column represent the intrinsic value of the equity awards held by the respective NEO that would vest on an accelerated basis in connection with termination of employment outside the Change in Control Period pursuant to such NEO’s employment or change in control and severance agreement as described above. For this purpose, we assume an achievement level of 100% of target for any performance-based awards. The intrinsic value of the accelerated portions of each award is determined by multiplying (i) the closing price per share of our common stock on December 31, 2025 of $124.08 (and, in the case of stock options, less the exercise price per share in effect under each stock option) by (ii) the number of shares that would vest on an accelerated basis under such award (and, in the case of performance-based awards, assuming performance is achieved at target levels). This amount reflects the accelerated vesting from the NEO’s termination of employment assuming such termination occurred on December 31, 2025.
(4)This amounts in the “Value of Health Care Coverage and Benefit” column represent the lump-sum payments of the costs of health insurance under COBRA. For Mr. Bhutani, the coverage represents 18 months pursuant to his employment agreement, and for the other NEOs (except Mr. Chen whose agreement does not provide for the cost of health insurance under COBRA) it represents 12 months of coverage pursuant to their change in control and severance agreement.
(5)Mr. Chen’s employment agreement provides for an annual base salary of SGD 690,000, which is intended to provide the Singapore dollar equivalent of $500,000 U.S. dollars. Mr. Chen’s Salary Severance amount was converted to U.S. dollars using the 2025 full year average exchange rate of U.S. dollar/SGD of approximately $1/SGD 0.77. Mr. Chen’s base salary continues to be reviewed on an annual basis and may be adjusted to reflect any material change to the relevant USD to SGD foreign currency exchange rate.
TERMINATION OF EMPLOYMENT BY US WITHOUT “CAUSE” OR BY THE NEO FOR “GOOD REASON” IN CONNECTION WITH A CHANGE IN CONTROL

Name	Salary Severance ($)(1)		Bonus Severance ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Value of Health Care Coverage Benefit ($)(4)	Total ($)
Aman Bhutani	1,500,000		1,500,000	32,186,352	51,707	35,238,059
Mark McCaffrey	525,000		420,000	11,807,081	19,676	12,771,757
Roger Chen	528,098	(5)	422,479	13,942,621	—	14,893,198
Jared Sine	500,000		400,000	9,507,878	34,471	10,442,349
(1)For Mr. Bhutani, this amount is based on 150% of his base salary in effect at December 31, 2025. For all other NEOs, this amount is based on the base salary as was in effect on December 31, 2025.
(2)For Mr. Bhutani, this amount is based on 150% of his target cash bonus as was in effect at December 31, 2025. For all other NEOs, this amount is based on the target cash bonus amount as was in effect on December 31, 2025.
(3)The amount represents the intrinsic value of the equity awards held by our NEOs that would vest on an accelerated basis in connection with termination of employment during the Change in Control Period pursuant to Mr. Bhutani’s employment agreement or the form of CIC and Severance Agreement, as applicable, as described above. For this purpose, we assume an achievement level of 100% of target for any performance-based awards. The intrinsic value of the accelerated portion of each award is determined by multiplying (i) the closing price per share of our common stock on December 31, 2025 of $124.08 (and, in the case of stock options, less the exercise price per share in effect under each stock option) by (ii) the number of unvested shares that would vest on an accelerated basis under such award (and, in the case of performance-based awards, assuming performance is achieved at target levels). This amount assumes the accelerated vesting resulting from the termination of employment occurred on December 31, 2025.
(4)This amount represents the lump sum payment of the cost of health insurance under COBRA for 18 months pursuant to Mr. Bhutani’s employment agreement and 12 months pursuant to the form of CIC and Severance Agreement, except for Mr. Chen whose CIC and Severance Agreement does not provide for the cost of health insurance under COBRA.
(5)Mr. Chen’s employment agreement provides for an annual base salary of SGD 690,000, which is intended to provide the Singapore dollar equivalent of $500,000 U.S. dollars, and Mr. Chen’s 2025 STIP target was 80% of base salary. Mr. Chen’s Salary Severance and Bonus Severance amounts were converted to U.S. dollars using the 2025 full year average exchange rate of U.S. dollar/SGD of approximately $1/SGD 0.77. Mr. Chen’s base salary continues to be reviewed on an annual basis and may be adjusted to reflect any material change to the relevant USD to SGD foreign currency exchange rate.

56

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2025. Information is included for equity compensation plans approved by our stockholders. We will not grant equity awards in the future under any of the equity compensation plans not approved by our stockholders.

Plan Category	(a) Number of Securities to Be Issued upon Exercise of Outstanding Stock Options and Rights (#)	(b) Weighted- Average Exercise Price of Outstanding Stock Options and Rights ($/Share)(1)	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)(2)
Equity compensation plans	3,410,759	63.61	11,544,646
(1)The weighted-average exercise price does not include shares to be issued in connection with the settlement of RSUs or PSUs, as such awards do not have an exercise price.
(2)Includes shares available for issuance under our 2024 Omnibus Incentive Plan and our 2024 Employee Stock Purchase Plan.

GoDaddy Inc. 2026 Proxy Statement	57

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
CEO Pay Ratio
Under SEC rules, we are required to provide information regarding the relationship between the total annual compensation of our CEO, Mr. Bhutani, and the median of total annual compensation of all employees (other than Mr. Bhutani). For our last completed year ended December 31, 2025:
•The median total annual compensation of all employees (other than Mr. Bhutani) was identified as $111,501 using the methodology described below.
•Mr. Bhutani’s total annual compensation, as reported in the Summary Compensation Table included in this Proxy Statement, was $23,017,010.
•Based on the above, for 2025, the ratio of Mr. Bhutani’s total annual compensation to the median of the total annual compensation of all employees was 206 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and is based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratios. Accordingly, the pay ratios disclosed by other companies may not be comparable to our pay ratio as disclosed above.
During the year ended December 31, 2025, there was no change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure. Accordingly, pursuant to Item 402(u) of Regulation S-K, we used the median employee identified as of the year ended December 31, 2023 for purposes of calculating our 2025 pay ratio. The methodology we used to calculate the pay ratio is as follows:
•We determined the median of the total annual compensation of our employees as of December 31, 2023, at which time we (including our consolidated subsidiaries) had 6,108 full-time and 51 part-time and temporary employees, 4,249 of whom were located in the United States, and 1,910 (or approximately 31% of our total employee population) of whom were located outside of the United States. We excluded Mr. Bhutani and included employees of our consolidated subsidiaries. In accordance with the permitted methodology for determining the “median employee,” we excluded from our calculations 256 employees, representing less than 5% of our total employee population, who are located outside of the United States in the following countries: 53 in Australia, 14 in Brazil, 15 in the Cayman Islands, 15 in China, 21 in Colombia, 24 in France, 1 in Israel, 3 in Mexico, 26 in the Netherlands, 11 in Singapore, 45 in South Africa, 21 in Spain, 4 in Switzerland and 3 in the United Arab Emirates.
•To determine the median employee, we then compared the amount of salary, wages and tips of our employees (other than the excluded employees described above), as reflected in our payroll records for the year ended December 31, 2023. In determining the median total compensation of all employees, we did not make any cost-of-living adjustments to the wages paid to any employee.
•We determined the median employee’s total annual compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median total annual compensation disclosed above. With respect to Mr. Bhutani’s total annual compensation, we used the amount reported in the “Total” column of the 2025 Summary Compensation Table included in this Proxy Statement.

58

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Pay versus Performance
The following table sets forth the compensation for our principal executive officer (“PEO”) and the average compensation for our non-PEO NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under Item 402(v) of Regulation S-K, for each of 2025, 2024, 2023, 2022 and 2021. The table also provides information on our cumulative TSR, the cumulative TSR of our peer group, our Net Income and our NEBITDA.

Fiscal Year (a)	Summary Compensation Table Total for PEO(1) ($) (b)	Compensation Actually Paid to PEO(2) ($) (c)	Average Summary Compensation Table Total for non-PEO NEOs(1) ($) (d)	Average Compensation Actually Paid to non-PEO NEOs(2) ($) (e)	Value of Initial Fixed $100 Investment Based On:		Net Income(4) (millions) ($) (h)	NEBITDA(5) (millions) ($) (i)
					GoDaddy TSR(3) ($) (f)	Peer Group TSR(3) ($) (g)
2025	23,017,010	(21,622,349)	8,089,890	(7,161,205)	149.58	118.22	875	1,586
2024	19,465,233	72,751,381	7,518,446	20,579,956	290.59	165.08	937	1,396
2023	15,877,217	30,853,433	4,146,301	5,208,078	156.30	127.53	1,376	1,135
2022	18,645,890	12,378,070	4,954,336	4,347,627	110.16	79.37	353	1,013
2021	15,290,590	14,914,733	4,191,579	2,520,364	124.94	152.38	243	872
(1)Compensation for our PEO, Mr. Bhutani, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-PEO NEOs includes the following NEOs: (i) in 2025, Roger Chen, Mark McCaffrey and Jared Sine, (ii) in 2024, Mr. Chen, Nicholas Daddario, Mr. McCaffrey and Mr. Sine; (iii) in 2023 and 2022, Mr. Chen, Mr. Daddario, Michele Lau and Mr. McCaffrey; and (iv) in 2021, Mr. Daddario, Nima Kelly, Ms. Lau, Mr. McCaffrey and Raymond Winborne.
(2)In 2025, the compensation “actually paid” for the PEO and average compensation “actually paid” for our non-PEO NEOs reflects the respective amounts set forth in columns (b) and (d), adjusted in accordance with SEC rules as set forth in the table below. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our non-PEO NEOs during the applicable year. For information regarding the decisions made by our Compensation Committee with respect to our NEOs’ compensation for fiscal year 2025, see the Compensation Discussion and Analysis beginning on page 33. Fair values set forth in the table below are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting year.

	PEO	Non-PEO NEOs
Prior FYE	12/31/2024	12/31/2024
Current FYE	12/31/2025	12/31/2025
Fiscal Year	2025 ($)	2025 ($)
Summary Compensation Table Total	23,017,010	8,089,890
- Grant Date Fair Value of Option Awards and Stock Awards Granted in FY	(20,883,438)	(7,100,573)
+ Fair Value at FYE of Outstanding and Unvested Option Awards and Stock Awards Granted in FY	9,047,091	3,076,109
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior FYs (from prior FYE to current FYE)	(30,326,555)	(10,464,386)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in FY That Vested During FY	1,878,523	638,693
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior FYs For Which Applicable Vesting Conditions Were Satisfied During FY	(4,354,980)	(1,400,938)
- Fair Value as of Prior FYE of Option Awards and Stock Awards Granted in Prior FYs That Failed to Meet Applicable Vesting Conditions During FY	—	—
Compensation Actually Paid	(21,622,349)	(7,161,205)
(3)TSR is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31 of each of 2025, 2024, 2023, 2022 and 2021, calculated in accordance with Item 201(e) of Regulation S-K. The peer group for purposes of this table is the same as the NASDAQ Internet Index, which is the peer group used for purposes of the performance graph as shown in our 2025 Annual Report on Form 10-K.
(4)Reflects “Net Income” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025, 2024, 2023, 2022 and 2021. Net income for the year ended December 31, 2025 included a one-time benefit for the recognition of an uncertain tax position of $34.6 million. Net income for the year ended December 31, 2024 included a non-routine, non-cash benefit to income taxes of $267.4 million related to the conversion of GoDaddy’s Desert Newco, LLC subsidiary from a partnership to a disregarded entity for U.S. income tax purposes. Net income for the year ended December 31, 2023 included (i) $90.8 million in restructuring and other charges and (ii) a $971.8 million benefit for income taxes primarily due to a $1,014.0 million release of the majority of our domestic valuation allowance.
(5)NEBITDA is not a financial measure prepared in accordance with GAAP. For a reconciliation of NEBITDA to its most directly comparable GAAP financial measure, please refer to “Appendix A — Operating and Business Metrics, Non-GAAP Financial Information and Reconciliations” in this Proxy Statement.

GoDaddy Inc. 2026 Proxy Statement	59

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Performance Measures
The following table sets forth an unranked list of the performance measures which we view as the “most important” measures for linking our NEOs’ compensation to performance, as specifically listed below:

Performance Measure*
Bookings
NEBITDA
Relative TSR
* Bookings is an operating metric and NEBITDA is a non-GAAP financial measure. For information on how we compute Bookings and for a reconciliation between NEBITDA as a non-GAAP financial measure and its most directly comparable GAAP financial measure, please refer to “Appendix A — Operating and Business Metrics, Non-GAAP Financial Information and Reconciliations” in this Proxy Statement.
Description of the Relationship Between Compensation Actually Paid and Performance
The following charts set forth the relationship between Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our other NEOs with (i) the Company’s cumulative TSR and the Company’s peer group TSR, (ii) the Company’s Net Income and (iii) the Company’s NEBITDA, for the five most recently completed fiscal years. The relationship between Compensation Actually Paid and TSR, peer group TSR, Net Income and NEBITDA are not strongly correlated because we consider multiple factors to determine compensation levels of our PEO and NEOs beyond annual performance against these metrics. Further information about the factors used to determine compensation levels can be found in “Compensation Discussion and Analysis” above.
Relationship Between PEO and Other NEO Compensation Actually Paid and Company and Peer Group TSR

60

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income
Relationship Between PEO and Other NEO Compensation Actually Paid and NEBITDA

GoDaddy Inc. 2026 Proxy Statement	61

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Audit Matters

Proposal No. 3 Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP

Our Audit Committee has reappointed Ernst & Young LLP (“EY”) to be our independent registered public accounting firm for the year ending December 31, 2026. EY has served as our independent registered public accounting firm since 2004.
At the Annual Meeting, our stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2026. Our Audit Committee is submitting the appointment of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. We expect representatives of EY to be present at the Annual Meeting, and they will have an opportunity to make a statement and respond to appropriate questions.
If our stockholders do not ratify the appointment of EY, our Board may reconsider the appointment. Even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if our Audit Committee believes such a change would be in the best interests of the Company and our stockholders.
Required Vote
The affirmative vote of the holders of a majority of the voting power of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve Proposal No. 3.

62

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered by EY for the years ended December 31, 2025 and 2024 ($ in thousands):

	2025	2024
Audit Fees:
Consolidated Audit(1)	$4,067	$5,203
Statutory Audits and Regulatory Filings(2)	256	280
Total Audit Fees	4,323	5,483
Tax Fees(3)	—	—
Total Fees	$4,323	$5,483
(1)Consists of professional services and expenses rendered in connection with (i) the audit of our annual consolidated financial statements and internal control over financial reporting, (ii) the review of our quarterly consolidated financial statements and (iii) our securities offerings.
(2)Consists of professional services and expenses rendered in connection with statutory and regulatory filings or engagements.
(3)Consist of fees for professional services and expenses for tax compliance and tax advice.
Pre-Approval Policy and Auditor Independence
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.
Our Audit Committee has reviewed the non-audit services performed by, and the fees paid to, EY in 2025 and 2024, and the proposed services for 2026, and has determined that such services and fees are compatible with EY’s independence. All audit and non-audit related services in 2025 were approved by our Audit Committee prior to such services being rendered. There were no other professional services provided by EY that would have required our Audit Committee to consider their compatibility with maintaining the independence of EY.
Report of the Audit and Risk Committee
The Company’s management is responsible for (i) establishing and maintaining internal controls and (ii) preparing the Company’s consolidated financial statements. Our independent registered public accounting firm, Ernst & Young LLP (“EY”), is responsible for auditing the Company’s consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with United States generally accepted accounting principles and expressing an opinion as to the effectiveness of the Company’s internal controls over financial reporting. In the performance of its oversight function, the Audit and Risk Committee has:
•reviewed and discussed the audited consolidated financial statements with management and EY;
•discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and
•received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the Audit and Risk Committee concerning independence and has discussed with EY its independence.
Based on the Audit and Risk Committee’s review and discussions with management and EY, the Audit and Risk Committee recommended to the Board that the audited consolidated financial statements be included in our 2025 Annual Report on Form 10-K, filed on February 24, 2026, for filing with the Securities and Exchange Commission.
Respectfully submitted by the members of the Audit and Risk Committee:

Mark Garrett (Chair	Herald Chen
Graham Smith	Sigal Zarmi

GoDaddy Inc. 2026 Proxy Statement	63

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Other Management Proposals

Proposal No. 4 Approval of the GoDaddy Inc. Amended and Restated 2024 Omnibus Incentive Plan

The Board of Directors unanimously recommends that you vote “FOR” the approval of the Amended and Restated GoDaddy Inc. 2024 Omnibus Incentive Plan as set forth in Appendix B attached hereto

We are asking our stockholders to approve an amendment and restatement of the GoDaddy Inc. 2024 Omnibus Incentive Plan (the “2024 Plan,” and as amended and restated, the “Amended Omnibus Plan”) to increase the number of shares of our Class A common stock available for issuance thereunder by 3,116,000 shares. Other than the increase in the number of shares available for issuance, there are no other material changes proposed to the 2024 Plan.
On April 16, 2026, upon the recommendation of the Compensation Committee, the Board approved the Amended Omnibus Plan, subject to approval by our stockholders at the Annual Meeting. The Board originally adopted the 2024 Plan in April 2024 and it became effective on June 7, 2024 (the day immediately after the date on which it was approved by our stockholders at the 2024 annual meeting of stockholders held on June 6, 2024 (the “2024 Annual Meeting”)).
Required Vote
The affirmative vote of the holders of a majority of the voting power of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve Proposal No. 4.
Background
The grant of equity incentive awards is a key element of our employee and non-employee director compensation programs that helps create a strong link between the interests of our executives, employees and directors with those of our stockholders. As described in “Compensation Discussion and Analysis” above, our compensation philosophy focuses on pay for performance and we deliver a significant portion of our executive officers’ compensation in the form of equity incentive awards, with an emphasis on performance-based awards. Accordingly, the Board believes it is critical to ensure that we have sufficient share capacity under our long-term equity incentive program to continue to make grants of equity incentive awards to our employees and other service providers.
As noted above, our stockholders previously approved the 2024 Plan at the 2024 Annual Meeting. The 2024 Plan replaced the GoDaddy Inc. 2015 Equity Incentive Plan (the “2015 Plan”) and, following its effectiveness, no further grants could be made under the 2015 Plan (however, any awards then-outstanding under the 2015 Plan remained outstanding under such plan). As of March 31, 2026, approximately 4,778,246 shares of our Class A common stock remained available for issuance under the 2024 Plan, representing 3.6% of our issued and outstanding common stock outstanding on a fully-diluted basis as of that date. The Board has determined that, in light of external market conditions and volatility, the current share reserve amount may be insufficient to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent. Accordingly, we believe that approving the Amended Omnibus Plan, which reflects certain corporate governance best practices as described below, will allow us to continue to utilize equity awards to retain and attract the services of our executive officers and other key individuals essential to Company’s long-term growth and financial success and to further align their interests with those of our stockholders.

64

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
The Amended Omnibus Plan, if approved by stockholders at the Annual Meeting, would increase the number of shares of our Class A common stock available for issuance thereunder by 3,116,000 shares. The increase in share reserve represents an incremental dilution of approximately 2.3% of our issued and outstanding common stock outstanding on a fully-diluted basis as of March 31, 2026, and is intended to provide us with sufficient shares for grants to be made over the next one to two years. The Board believes these additional shares requested under the Amended Omnibus Plan represents a reasonable amount of potential additional equity dilution, and is committed to effectively managing our share reserves for equity compensation while minimizing stockholder dilution.
In determining the number of shares to be requested for stockholder approval, the Board and the Compensation Committee considered the advice of Semler Brossy, the Compensation Committee’s independent compensation consultant, as well as the following factors: the Company’s historical annual share usage; the number of shares remaining available under the 2024 Plan; the number of outstanding equity awards under the Company’s equity incentive plans, including the 2024 Plan and the 2015 Plan; and dilution resulting from the proposed approval of the Amended Omnibus Plan.
If stockholders do not approve the Amended Omnibus Plan, then the 2024 Plan will remain in effect in accordance with its terms and we will continue to grant equity incentive awards under the 2024 Plan until the earliest of the date on which the maximum number of shares available for issuance has been issued or its expiration on June 7, 2034 (unless earlier terminated by the Board).
Considerations for the Approval of the Amended Omnibus Plan
Corporate Governance Best Practices
The Amended Omnibus Plan incorporates certain corporate governance best practices to further align our equity compensation program with the interests of our stockholders. The following is a list of some of these best practices, which are intended to protect the interests of our stockholders:
•No evergreen provision. The Amended Omnibus Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance thereunder can be increased automatically without stockholder approval.
•No “liberal” share recycling. Shares that are tendered or withheld to satisfy any tax withholding obligations or payment of an option exercise price, and any shares covered by a stock-settled SAR that were not issued upon settlement of the SAR, may not again be available for issuance under the Amended Omnibus Plan.
•No dividends or dividend equivalents on unvested or unearned awards. The Amended Omnibus Plan permits payment of dividends or dividend equivalents on awards only if and when the underlying award vests (and in the case of performance awards, becomes earned). The Amended Omnibus Plan also prohibits the payment of dividend equivalents on shares subject to outstanding options or stock appreciation rights (“SARs”).
•No repricing of options or SARs. Repricing of options and SARs is not permitted without stockholder approval, except for adjustments with respect to certain specified extraordinary corporate transactions.
•No discounted options or stock appreciation rights. Stock options and SARs must have an exercise or hurdle price per share that is no less than the fair market value of our Class A common stock on the date of grant.
•No “liberal” change in control definition. The change in control definition under the Amended Omnibus Plan is only triggered in those instances where an actual change in control occurs (defined below).
•No automatic “single-trigger” vesting upon a change in control. Awards granted under the Amended Omnibus Plan will not vest automatically upon a change in control, unless such awards are not continued or assumed by a successor entity.
•No tax gross-ups. No participant is entitled under the Amended Omnibus Plan to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Code that may be incurred in connection with awards under the Amended Omnibus Plan.
•Limit on non-employee director compensation. The aggregate value of cash and equity-based compensation granted or paid in any calendar year for service as a non-employee director will not exceed $1,000,000.

GoDaddy Inc. 2026 Proxy Statement	65

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
•Clawback of awards. Awards granted under the Amended Omnibus Plan will be subject to any clawback or recoupment policies that are in effect from time to time. A summary of our compensation recovery policies can be found under “Compensation Recovery Policies” on page 48.
Share Usage
When determining the number of shares authorized for issuance under the Amended Omnibus Plan, our Board and the Compensation Committee carefully considered the potential dilution to our current stockholders as measured by our “burn rate,” “overhang” and projected future share usage needs for the Company to be able to make competitive grants to participants. The shares requested for issuance under the Amended Omnibus Plan would represent approximately 2.3% of the Company’s outstanding shares on a fully-diluted basis as of March 31, 2026.
Burn Rate
Our three-year average burn rate of 1.9% demonstrates our sound approach to the grant of equity incentive compensation and our commitment to aligning our equity compensation program with the interests of our stockholders. We are committed to effectively monitoring our equity compensation share reserve, including our burn rate, to ensure that we maximize stockholder value by granting the appropriate number of equity awards necessary to attract, reward and retain employees. The following table sets forth information regarding stock-settled, time-vested and performance-based equity awards granted over each of the last three fiscal years (numbers in thousands). We have not granted options or SARs in the last three years.

	2025	2024	2023	3-Year Average
RSUs Granted	1,489	2,673	3,484	2,549
PSUs Granted	150	212	265	209
Weighted-Average Basic Common Shares Outstanding	138,100	141,250	148,296	142,549
Share Usage Rate	1.19%	2.04%	2.5%	1.9%
Overhang as of March 31, 2026
The following table sets forth certain information as of March 31, 2026 with respect to the Company’s outstanding equity awards. The closing price per share of our Class A common stock on March 31, 2026 was $82.67.

Shares available for grant (a)	4,778,246
Shares requested for approval under the Amended Omnibus Plan (b)	3,116,000
Shares subject to outstanding stock options/SARs	312,622
Weighted average exercise price of outstanding stock options/SARs ($)	63.38
Weighted average remaining term of outstanding stock options/SARs (in years)	3.40
Shares subject to outstanding restricted stock units and performance stock units (at target)	4,965,098
Total outstanding stock options/SARs, restricted stock units and performance stock units (at target) (c)	5,277,720
Shares of common stock outstanding as of March 31, 2026 (d)	132,658,375
Fully-diluted Overhang (a+b+c) divided by (a+b+c+d)	9.0%
Our Board recognizes the impact of dilution on our stockholders and has evaluated this share request carefully in the context of the need to motivate, retain and ensure that our leadership team and key employees are focused on our strategic priorities. Our Board believes that the proposed amendment to the share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.
Future Usage
Based on our reasonable expectation of future equity usage, we believe that the number of shares being requested for authorization under the Amended Omnibus Plan will likely last one to two years, depending on factors such as stock price movement, market volatility, participation levels and corporate activities that could impact our grant practices.

66

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Summary of the Amended Omnibus Plan
The following is a summary of the principal features of the Amended Omnibus Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the Amended Omnibus Plan, a copy of which is attached as Appendix B to this Proxy Statement.
Purpose
The purpose of the Amended Omnibus Plan is to motivate and reward employees and other individuals to perform at the highest level and contribute significantly to our success to further our best interests and those of our stockholders.
Eligibility
Our employees, non-employee directors and consultants and advisors are eligible to receive awards under the Amended Omnibus Plan. As of March 31, 2026, there were approximately 5,364 employees, 0 consultants and 8 non-employee directors eligible to receive equity awards. The basis of participation in the Amended Omnibus Plan is the Compensation Committee’s decision, in its sole discretion, that an award to an eligible participant will further the Amended Omnibus Plan’s stated purpose (as described above). In exercising its discretion, the Compensation Committee will consider the recommendations of management and the purpose of the Amended Omnibus Plan.
Authorized Shares
Subject to adjustment (as described below), the maximum number of shares of our Class A common stock available for issuance under the Amended Omnibus Plan will not exceed 12,348,650 shares of our Class A common stock, which includes (i) the existing reserve of 9,232,650 shares and (ii) the proposed increase of 3,116,000 shares.
If any award granted under the Amended Omnibus Plan or the 2015 Plan expires or is canceled or forfeited, or is otherwise settled without the issuance of shares, the shares covered by the award will again be available for issuance under the Amended Omnibus Plan. Shares surrendered or withheld in payment of taxes related to an award granted under the Amended Omnibus Plan or the 2015 Plan will not again become available again for issuance under the Amended Omnibus Plan. Shares tendered or withheld in payment of an exercise or purchase price with respect to an award granted under the Amended Omnibus Plan or the 2015 Plan will not again be available for issuance under the Amended Omnibus Plan. Shares covered by a stock-settled SAR that were not issued upon the settlement of the SAR will not again be available for issuance under the Amended Omnibus Plan. Shares underlying replacement awards (i.e., awards granted as replacements for awards granted by a company that we acquire or with which we combine) will not reduce the number of shares available for issuance under the Amended Omnibus Plan.
Individual Limits
The maximum number of shares that may be issued pursuant to incentive stock options is 4,000,000.
A participant who is a non-employee director may not receive compensation for any calendar year (including the calendar year in which the non-employee director is first elected or appointed to the Board) in excess of $1,000,000 in the aggregate, including cash payments and awards granted under the Amended Omnibus Plan.
Administration
The Amended Omnibus Plan is administered by the Compensation Committee unless another committee is designated by the Board. The Compensation Committee has authority under the Amended Omnibus Plan to:
•designate participants;
•determine the types of awards to grant, the number of shares to be covered by awards, the terms and conditions of awards, whether awards may be settled or exercised in cash, shares, other awards, other property or net settlement, or any combination thereof, the circumstances under which awards may be canceled, forfeited or suspended, and whether awards may be deferred automatically or at the election of the holder or the Compensation Committee;
•amend the terms of any outstanding awards;
•correct any defect, supply any omission or reconcile any inconsistency in the Amended Omnibus Plan or any award agreement, in the manner and to the extent it shall deem desirable to carry the Amended Omnibus Plan into effect;
•interpret and administer the plan and any instrument or agreement relating to, or award made under, the Amended Omnibus Plan; and

GoDaddy Inc. 2026 Proxy Statement	67

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
•establish, amend, suspend or waive rules and regulations, appoint agents and make any other determination and take any other action that it deems necessary or desirable to administer the plan, in each case, as it deems appropriate for the proper administration of the plan and compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
To the extent permitted by applicable law, the Compensation Committee may delegate some or all of its authority under the Amended Omnibus Plan, including the authority to grant awards under the Amended Omnibus Plan, to a subcommittee or subcommittees of the Compensation Committee, or to other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation, except that such delegation shall not apply to any award for a person then covered by Section 16 of the Exchange Act.
Types of Awards
The Amended Omnibus Plan provides for grants of stock options, SARs, restricted stock, RSUs, performance awards and other stock-based and cash-based awards.
•Stock Options: A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option (other than a replacement award) will be determined by the Compensation Committee and may not be less than the closing price of a share of Class A common stock on the grant date. The Compensation Committee will determine the date after which each stock option may be exercised and the expiration date of each option, provided that no option will be exercisable more than ten years after the grant date. Options that are intended to qualify as incentive stock options must meet the requirements of Section 422 of the Code.
•SARs: SARs represent a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share from the grant date. Any SAR will be granted subject to the same terms and conditions as apply to stock options.
•Restricted Stock: Restricted stock is an award of shares that are subject to restrictions on transfer and a substantial risk of forfeiture.
•RSUs: RSUs represent a contractual right to receive a share (or cash in an amount equal to the value of a share) at a future date, subject to specified vesting and other restrictions.
•Performance Awards: Performance awards, which may be denominated in cash or shares, will be earned on the satisfaction of performance goals specified by the Compensation Committee. The Compensation Committee has authority to specify that any other award granted under the Amended Omnibus Plan will constitute a performance award by conditioning the exercisability or settlement of the award on the satisfaction of performance goals.
•Other Stock-Based Awards: The Compensation Committee is authorized to grant other stock-based awards, which may be denominated in shares or factors that may influence the value of our shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, dividend rights or dividend equivalent rights or awards with value and payment contingent on our performance or that of our business units or any other factors that the Compensation Committee designates.
•Other Cash-Based Awards: The Compensation Committee is authorized to grant other cash-based awards (including cash awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Amended Omnibus Plan), either independently or as an element of or supplement to any other award under the Amended Omnibus Plan.
Adjustments
In the event the Compensation Committee determines that, as a result of any dividend or other distribution (other than an ordinary dividend or distribution), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of shares or other securities, issuance of warrants or other rights to purchase our shares or other securities, issuance of our shares pursuant to the anti-dilution provisions of our securities, or other similar corporate transaction or event affecting our shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended Omnibus Plan, the Compensation Committee will adjust equitably any or all of: (i) the number and type of shares or other securities that thereafter may be made the subject of awards, including the aggregate limits under the plan; (ii) the number and type of shares or other securities subject to outstanding awards; (iii) the grant, purchase, exercise or hurdle price for any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; and (iv) the terms and conditions of any outstanding awards, including the performance criteria of any performance awards.

68

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Dividends and Dividend Equivalents
The Compensation Committee may provide for the payment of dividends, dividend equivalents or other distributions on awards of restricted stock, RSUs or other stock-based awards (other than options or SARs), provided that no such distributions shall be paid with respect to any award unless and until such award vests. No dividends or dividend equivalents shall be provided with respect to shares underlying performance awards that are not earned or otherwise do not vest or settle pursuant to their terms. The Amended Omnibus Plan prohibits the payment of dividend equivalents on shares subject to outstanding options or SARs.
Termination of Service and Change in Control
The Compensation Committee will determine the effect on outstanding awards of a termination of employment or service prior to the end of a performance period or vesting, exercise or settlement, including whether the awards will vest, become exercisable, settle or be paid or forfeited. In the event of a “change in control” (as defined in the Amended Omnibus Plan and described below), the Compensation Committee may, in its sole discretion take any one or more of the following actions with respect to outstanding awards:
•continuation or assumption of the award by the Company (if it is the surviving corporation) or by the successor or surviving corporation (or its parent);
•substitution or replacement of the award by the successor or surviving corporation (or its parent) with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving corporation (or a parent or subsidiary thereof) with substantially the same terms and value as the award (including any applicable performance targets or criteria);
•acceleration of the vesting of the award and the lapse of any restrictions thereon, and in the case of options and SAR awards, acceleration of the right to exercise the award during a specified period (and the termination of such option or SAR award without payment of any consideration therefor to the extent the award is not timely exercised), in each case, either (i) upon a participant’s involuntary termination of employment or service (including a termination of the participant’s employment by us without “cause” or by the participant for “good reason” and/or due to the participant’s death or “disability”, as such terms may be defined in the applicable award agreement and/or the participant’s employment, severance or similar agreement or offer letter, as the case may be) on or within a specified period prior to or following such change in control or (ii) upon the failure of the successor or surviving corporation (or its parent) to continue or assume the award;
•in the case of a performance award, determination of the level of attainment of any applicable performance conditions; and
•cancellation of the award in consideration of a payment equal to the value of the award (as determined in the discretion of the Compensation Committee), with the form, amount and timing of such payment determined by the Compensation Committee in its sole discretion (subject to the terms of the Amended Omnibus Plan), provided that (i) such payment shall be made in cash, securities, rights and/or other property, (ii) the Compensation Committee may, in its sole discretion, terminate without the payment of any consideration, any options or SAR awards for which the exercise or hurdle price is equal to or exceeds the per share value of the consideration to be paid in the change in control transaction and (iii) such payment shall be made promptly following such change in control or on a specified date or dates following such change in control, provided that the timing of such payment shall comply with Section 409A of the Code.
Under the Amended Omnibus Plan, a “change in control” generally means the occurrence of one or more of the following events:
•any person or entity is (or becomes, during any 12-month period) the beneficial owner of 50% or more of the total voting power of our stock;
•the replacement of more than 50% of our directors during any 12-month period;
•the consummation of a merger, amalgamation or consolidation with any other entity, or the issuance of voting securities in connection with such a transaction (unless (i) our voting securities outstanding immediately before such transaction continue to represent at least 50% of the voting power and total fair market value of the stock of the Company (or, if the Company is not the surviving entity, the surviving entity (or its parent)) or (ii) the transaction is effected to implement a recapitalization (or similar transaction) and no person or entity is or becomes the beneficial owner of 50% or more of either our then-outstanding shares or the combined voting power and total fair market value of our then-outstanding voting securities); or

GoDaddy Inc. 2026 Proxy Statement	69

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
•the sale or disposition of all or substantially all of our assets in which any person or entity acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or entity) assets from us that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of our assets immediately prior to such acquisition(s).
Amendment and Termination
Our Board may amend, alter, suspend, discontinue or terminate the Amended Omnibus Plan, subject to approval of our stockholders if required by the rules of the stock exchange on which our shares are principally traded. The Compensation Committee may amend, alter, suspend, discontinue or terminate any outstanding award. However, no such Board or Compensation Committee action that would materially adversely affect the rights of a holder of an outstanding award may be taken without the holder’s consent, except (i) to the extent that such action is taken to cause the Amended Omnibus Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (ii) to impose any “clawback” or recoupment provisions on any awards in accordance with the terms of the Amended Omnibus Plan. In addition, the Compensation Committee may amend the Amended Omnibus Plan in such manner as may be necessary or desirable to enable the plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local rules and regulations.
Prohibition on Repricing
Subject to the adjustment provision described above, the Compensation Committee may not directly or indirectly seek to effect any re-pricing of any previously granted “underwater” option, SAR or similar award without approval of our stockholders by: (i) amending or modifying the terms of the option, SAR or similar award to lower the exercise or hurdle price; (ii) cancelling the underwater option, SAR or similar award and granting either (A) replacement options, SARs or similar awards having a lower exercise or hurdle price or (B) restricted shares, RSUs, performance awards or other share-based awards in exchange; or (iii) cancelling or repurchasing the underwater options, SARs or similar awards for cash or other securities.
Cancellation or “Clawback” of Awards
The Compensation Committee may, to the extent permitted by applicable law and stock exchange rules or by any of our policies, including the GoDaddy Inc. Incentive Compensation Recovery Policy and the GoDaddy Inc. Financial Statement Compensation Recoupment Policy, cancel or require reimbursement of any awards granted, shares issued or cash received upon the vesting, exercise or settlement of any awards granted under the Amended Omnibus Plan or the sale of shares underlying such awards.
Effective Date and Term
The 2024 Plan became effective on June 7, 2024. No award shall be granted under the Amended Omnibus Plan after the earliest to occur of (i) June 7, 2034; (ii) the maximum number of shares available for issuance under the Amended Omnibus Plan have been issued; or (iii) the Board terminates the Amended Omnibus Plan in accordance with its terms.
U.S. Federal Income Tax Consequences
The following is a general summary under current law of certain United States federal income tax consequences to the Company and participants who are citizens or individual residents of the United States relating to awards granted under the Amended Omnibus Plan. This summary deals with the general tax principles that apply to such awards and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed. This summary is not tax advice, and it does not discuss all aspects of federal taxation that may be relevant to the Company and participants. Accordingly, the Company urges each participant to consult his or her own tax advisor as to the specific tax consequences of participation in the Amended Omnibus Plan under federal, state, local and other applicable laws.
Non-Qualified Stock Options
A non-qualified stock option is an option that does not meet the requirements of Section 422 of the Code. A participant generally will not recognize taxable income when granted a non-qualified stock option. When the participant exercises the stock option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes, subject to any limits imposed under Section 162(m) of the Code. When the participant sells the shares acquired on exercise, the participant generally will realize long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them. Special rules apply if all or a portion of the exercise price is paid in the form of shares.

70

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Incentive Stock Options
An incentive stock option is an option that meets the requirements of Section 422 of the Code. A participant generally will not have taxable income when granted an incentive stock option or when exercising the option. If the participant exercises the option and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the participant sells the shares generally will be taxable as long-term capital gain. We generally will not be entitled to any corresponding tax deduction.
If a participant disposes of the shares received upon exercise of an incentive stock option within the one-year or two-year periods described above, it will be considered a “disqualifying disposition,” and the option will be treated as a non-qualified stock option for federal income tax purposes. If a participant exercises an incentive stock option more than three months after the participant’s employment or service with us terminates, the option will be treated as a non-qualified stock option for federal income tax purposes. If the participant is disabled and terminates employment or service because of his or her disability, the three-month period is extended to one year. The three-month period does not apply in the case of the participant’s death.
SARs
A participant generally does not recognize income at the time a SAR is granted. At the time cash or stock representing the amount of the appreciation is transferred to the participant pursuant to exercise of the SAR, the participant will generally be required to recognize as income an amount equal to the amount of cash or fair market value of the shares paid or transferred to the participant. Such amount will be taxable as ordinary income, and we generally will be entitled to a corresponding tax deduction, subject to any limits imposed under Section 162(m) of the Code.
Restricted Stock
A participant generally will not recognize any income upon the receipt of unvested shares of restricted stock unless the participant elects under Section 83(b) of the Code, within 30 days after receipt of the shares, to recognize ordinary income in an amount equal to the fair market value of the shares at the time of receipt, less any amount paid for the shares, and the Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. A participant who makes the election will not be allowed a deduction for the value of any shares subsequently forfeited. A participant who does not make the election generally will recognize ordinary income on the date of the lapse of the restrictions applicable to the shares, which may be at the time of grant, in an amount equal to the fair market value of the shares on such date, less any amount paid for the shares. We will withhold any Federal Insurance Contribution Act (“FICA”) taxes due in respect of the shares in the year the restrictions applicable to the shares lapse, based on the fair market value of the shares on the vesting date, unless the participant elects under Section 83(b) of the Code, in which case we will withhold any FICA taxes due in respect of the shares in the year of grant based on the fair market value of the shares on the grant date.
Generally, upon a sale or other disposition of restricted stock with respect to which a participant has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions previously lapsed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the basis in such shares. Such gain or loss will be long-term capital gain or loss if the participant holds such shares for more than one year.
RSUs
A participant generally does not recognize income at the time an RSU is granted. At the time of settlement of the award, the participant will generally recognize ordinary income equal to the fair market value of the RSUs at the time of settlement of the award, and the Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. We will withhold any FICA taxes due in respect of the RSUs in the year the RSUs vest based on the fair market value of the shares and/or cash underlying the award on the vesting date. Any gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is generally treated as a capital gain or loss (short-term or long-term depending on the applicable holding period).
Registration with the SEC
If our stockholders approve the Amended Omnibus Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the shares available for issuance under the Amended Omnibus Plan.

GoDaddy Inc. 2026 Proxy Statement	71

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
New Plan Benefits
Grants under the Amended Omnibus Plan, if any, will be subject to the Compensation Committee’s discretion. Therefore, we cannot determine the number or type of awards that will be granted to any participant under the Amended Omnibus Plan for 2026 or any other year, and no information is provided concerning the benefits to be delivered under the Amended Omnibus Plan to any individual or group of individuals. Information regarding our recent practices with respect to equity-based compensation is presented elsewhere in this proxy statement. See the section “Long-Term Compensation” beginning on page 43.
Existing Plan Benefits
The following table sets forth, with respect to each of our NEOs listed in the Summary Compensation Table and each group listed below, the number of shares of our Class A common stock subject to RSUs and PSUs granted under the 2024 Plan (with the number of PSUs based on the target level of achievement of the performance goals), in each case since the effectiveness of the 2024 Plan on June 7, 2024 through March 31, 2026 (without regard to whether any grants were subsequently forfeited, terminated or cancelled or shares were subsequently withheld). During this same time period, the Company has not made any grants under any other equity incentive plans (other than our 2024 Employee Stock Purchase Plan).

Name	RSUs Granted under the 2024 Plan	PSUs Granted under the 2024 Plan
Aman Bhutani	135,094	135,094
Mark McCaffrey	46,973	46,973
Roger Chen	56,808	56,808
Jared Sine	34,984	34,984
All current executive officers as a group (4 persons)	273,859	273,859
All non-employee directors as a group (8 persons)	13,560	0
All employees, including all current officers who are not executive officers, as a group (approximately 5,364 persons)	3,876,412	130,959
Equity Compensation Plan Information
See “Equity Compensation Plan Information” on page 57 for a summary of our equity compensation plan information as of December 31, 2025.

72

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock as of April 7, 2026 by: (i) each of our named executive officers; (ii) each person or group who beneficially owned more than 5% of our common stock; and (iii) all of our directors (which includes all director nominees) and current executive officers as a group.
The amounts and percentages of common stock beneficially owned are reported based on beneficial ownership of securities. A person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. As of April 7, 2026, there were 132,696,893 shares of our common stock issued and outstanding. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o GoDaddy Inc., 100 S. Mill Ave, Suite 1600, Tempe, AZ 85281.

	Common Stock Beneficially Owned
	Number of Shares Class A Common Stock(1)
Name of Beneficial Owner	Number	%
Directors and Named Executive Officers:
Aman Bhutani	734,091	*
Herald Chen	18,657	*
Roger Chen	266,354	*
Caroline Donahue	21,384	*
Mark Garrett	22,364	*
Mark McCaffrey	83,875	*
Brian Sharples	19,957	*
Jared Sine	44,348	*
Graham Smith	3,342	*
Leah Sweet	11,449	*
Srini Tallapragada	6,458	*
Sigal Zarmi	6,058	*
All current executive officers and directors as a group (12 persons)	1,238,337	*
5% Equity Holders:
Entities affiliated with Vanguard(2)	18,912,812	14.3%
Entities affiliated with BlackRock(3)	14,230,205	10.7%
*  Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.
(1)A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days of the date of this table’s disclosures. Common stock beneficially owned includes shares issuable upon exercise or settlement of outstanding equity awards that will become exercisable or settle within 60 days of April 7, 2026 as follows:

GoDaddy Inc. 2026 Proxy Statement	73

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Name of Beneficial Owner	Number of Awards
Aman Bhutani	319,288
Brian Sharples	1,836
Caroline Donahue	1,397
Graham Smith	1,397
Herald Chen	1,397
Jared Sine	2,915
Leah Sweet	1,397
Mark Garrett	1,397
Mark McCaffrey	7,512
Roger Chen	11,415
Sigal Zarmi	1,397
Srini Tallapragada	1,397
All current executive officers and directors as a group (12 persons)	352,745
(2)Based on information reported by The Vanguard Group, Inc. (“Vanguard”) on Schedule 13G/A filed with the SEC on October 30, 2025. Of the shares of common stock beneficially owned, Vanguard reported that it has shared voting power over 836,167 shares, sole dispositive power over 17,572,361 shares and shared dispositive power over 1,339,821 shares. Vanguard listed its address as 100 Vanguard Blvd., Malvern, PA 19355. On March 26, 2026, Vanguard filed a Schedule 13G/A in which it disclosed an internal realignment effective January 12, 2026. Pursuant to the Schedule 13G/A, certain subsidiaries or business divisions of subsidiaries of The Vanguard Group, Inc. that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, Inc., will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group, Inc. Vanguard reported that, as a result of the realignment, The Vanguard Group, Inc. no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions.
(3)Based on information reported by BlackRock, Inc. (“BlackRock”) on Schedule 13G/A filed with the SEC on November 7, 2024. Of the shares of common stock beneficially owned, BlackRock reported sole voting power over 13,094,682 shares and sole dispositive power over all of the shares. BlackRock listed its address as 50 Hudson Yards, New York, NY 10001.

74

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Certain Relationships and Related-Party and Other Transactions
Policies and Procedures for Related-Party Transactions
Since January 1, 2025, there have not been, nor are there any currently proposed, related-party transactions or series of similar transactions to which we have been or will be a party.
Our Audit Committee maintains the primary responsibility for reviewing and approving or disapproving “related-party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds, or may be expected to exceed, $120,000 and in which a related person has or will have a direct or indirect material interest. We have adopted a policy regarding transactions between us and related persons. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our voting securities, in each case since the beginning of the most recently completed year, and their immediate family members and any entity in which they are employed or are a general partner or principal or in a similar position or in which they have a 5% or greater beneficial ownership interest. Our Audit Committee Charter provides that our Audit Committee shall review and oversee all transactions between the Company and a related person for which review or oversight is required by applicable law or that are required to be disclosed in the Company’s financial statements or SEC filings.

GoDaddy Inc. 2026 Proxy Statement	75

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Additional Information and Frequently Asked Questions About this Proxy Statement and the Annual Meeting
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes of ownership of our equity securities with the SEC.
Based solely on our review of such reports and certain written representations from each reporting person, we believe that during 2025, all Section 16(a) filing requirements were satisfied on a timely basis, except for a late Form 4 filing for Roger Chen filed on September 18, 2025.
Submission of Proposals and Other Items of Business for the 2027 Annual Meeting
Stockholder Proposals for Inclusion in the Proxy Statement for the 2027 Annual Meeting
If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2027 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, the proposal should be sent to our Corporate Secretary by mail at GoDaddy Inc., Attention: Corporate Secretary, 100 S. Mill Ave, Suite 1600, Tempe, AZ 85281, or by email at governance@godaddy.com, and must be received no later than December 24, 2026.
Other Proposals or Director Nominations to be Presented at the 2027 Annual Meeting
Our Bylaws provide for an advance notice procedure for director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement pursuant to Rule 14a-8, but that a stockholder instead wishes to present at an annual meeting. To be timely, a notice of such director nominations or other matters a stockholder wishes to present at the 2027 annual meeting must be received by our Corporate Secretary not earlier than February 3, 2027 and no later than March 5, 2027 and must comply with the additional requirements of our Bylaws. In addition to satisfying these requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with and provide notice that sets forth the information required by the Company’s Bylaws and Rule 14a-19 under the Exchange Act.
Availability of Bylaws
A copy of our Bylaws is posted on our corporate website at aboutus.godaddy.net/investor-relations/governance and may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary, in writing, at GoDaddy Inc., Attention: Corporate Secretary, 100 S. Mill Ave, Suite 1600, Tempe, AZ 85281 for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
2025 Annual Report and SEC Filings
Our financial statements for the year ended December 31, 2025 are included in our 2025 Annual Report on Form 10-K. This Proxy Statement and our 2025 Annual Report on Form 10-K are posted on our corporate website at aboutus.godaddy.net/investor-relations/financials and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our 2025 Annual Report on Form 10-K without charge by sending a written request to GoDaddy Inc., Attention: Investor Relations, 100 S. Mill Ave, Suite 1600, Tempe, AZ 85281.

76

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Note About Corporate Website and Reports
References throughout this Proxy Statement to our reports, including our 2025 Annual Report and 2025 Global Stakeholder Impact Report, or any other information from our corporate website, are not part of, or incorporated by reference into this Proxy Statement. Some of the statements and reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change and provide aspirational goals that are not intended to be promises or guarantees. The statements and reports may also change at any time, and we undertake no obligation to update them except as required by law.
Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on estimates and information available to us at the time of this Proxy Statement and are not guarantees of future performance. Statements in this Proxy Statement involve risks, uncertainties and assumptions. If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms.
These risks, uncertainties and other factors relate to, among others: statements about our business outlooks; sustainability or climate-related goals; launches of new or expansion of existing products, services or offerings, including GoDaddy AiroTM and Agent Name Service; any projections of product or service availability; technology developments and innovation; our brand or reputation; legal and regulatory developments; customer growth or other future events; historical results that may suggest future trends for our business; our plans, strategies or objectives with respect to future operations, partnerships, partner integrations and marketing strategy; future financial results; execution of share repurchases; our forecasted levels of future taxable income; and assumptions underlying any of the foregoing.
For additional information on potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our 2025 Annual Report on Form 10-K and subsequent quarterly reports and other filings filed with the SEC from time to time. All information provided in this Proxy Statement is as of the date of this Proxy Statement and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. We do not undertake a duty to update this information unless required by law.
Information about Our Annual Meeting and Solicitation of Proxies
GODADDY INC.
Proxy Statement
2026 Virtual Annual Meeting of Stockholders
To Be Held at 8:00 a.m. PDT on Wednesday, June 3, 2026
You are cordially invited to the GoDaddy 2026 Annual Meeting. The Annual Meeting will be held on Wednesday, June 3, 2026 at 8:00 a.m. PDT and will be conducted virtually via live webcast at www.virtualshareholdermeeting.com/GDDY2026. You can attend the Annual Meeting online, vote your shares electronically and submit questions online during the Annual Meeting by visiting the webcast listed above and using the Control Number located on your notice or proxy card. We recommend that you access the website a few minutes before the meeting to ensure that you are logged in when the meeting starts.
This virtual meeting format enables us to expand access to the meeting, improve communications and lower the cost to our stockholders, the Company and the environment. We believe virtual meetings enable increased stockholder participation from locations around the world.
The information provided in the “Q&A” format below is for your convenience only. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our corporate website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

GoDaddy Inc. 2026 Proxy Statement	77

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Why am I receiving these proxy materials?
You are receiving this Proxy Statement and additional proxy materials in connection with the Board’s solicitation of proxies to be voted at the Annual Meeting or at any adjournment or postponement of it.
Who is entitled to vote?
Holders of our Class A common stock as of the close of business on the Record Date, may vote at the Annual Meeting. As of the Record Date, there were 132,697,195 shares of our common stock. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the Record Date. We do not have cumulative voting rights for the election of directors.
What is the quorum requirement for the Annual Meeting?
The holders of record of a majority of the voting power of the issued and outstanding shares of our capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, including the Annual Meeting. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.
What matters are being proposed and what vote is required?

Proposal No.		Required Vote[1]	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of directors — Aman Bhutani, Herald Chen, Caroline Donahue, Mark Garrett, Brian Sharples, Graham Smith, Leah Sweet, Srini Tallapragada and Sigal Zarmi	Since the election is uncontested, each incumbent director nominee will be elected only if the votes “FOR” such director nominee’s election exceed the votes “AGAINST” their election.	No Effect	No Effect
2.	Advisory, non-binding vote to approve named executive officer compensation
The affirmative vote of the holders of a majority of the voting power of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
			Same as Against vote	No Effect
3	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026
The affirmative vote of the holders of a majority of the voting power of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
			Same as Against vote	Not Applicable
4.	Approval of the GoDaddy Inc. Amended and Restated 2024 Omnibus Incentive Plan
The affirmative vote of holders of a majority of the voting power of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
			Same as Against vote	No Effect
1As of the Record Date, there were 132,697,195 shares of our common stock.
The Board recommends you vote FOR each of the proposals.
We will also transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.
What is the difference between holding shares as a registered stockholder and holding shares in street name?
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, EQ, a division of Equiniti Trust Company, LLC (“Equiniti”), you are considered the stockholder of record with respect to those shares, and the notice was provided to you directly by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting.

78

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting at www.virtualshareholdermeeting.com/GDDY2026. You can attend the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting by logging in to the website listed above and using your Control Number. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
1.By Internet: You can vote your shares online at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. EDT on June 2, 2026 (have your proxy card available when you visit the website);
2.By Telephone: You can vote your shares by calling 1-800-690-6903 toll-free (have your proxy card available when you call) until 11:59 pm EDT on June 2, 2026;
3.By Mail: You can vote your shares by completing, signing and returning your proxy card in the postage-paid envelope provided (if you received printed proxy materials); or
4.During the Virtual Meeting: You can vote your shares during the virtual Annual Meeting at www.virtualshareholdermeeting.com/GDDY2026 and using your Control Number on your notice or proxy card.
Even if you plan to attend the virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you decide not to attend the Annual Meeting.
If you are a street-name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. You may also attend and vote at the Annual Meeting using the Control Number on your voting instruction form.
What are the effects of abstentions and broker non-votes?
Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal as set forth in the table above.
If your shares are held in street name, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or nominee by the deadline provided in the materials you receive from your bank or broker. If you hold your shares in street name and you do not instruct your broker how to vote your shares, your broker may vote your shares in its discretion on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal No. 3). Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting and will have the effect as set forth in the table above.
Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before or at the Annual Meeting by:
•entering a new vote by Internet or by telephone (until the applicable deadline for each method as set forth above);
•returning a later-dated proxy card (which automatically revokes the earlier proxy card);
•notifying our Corporate Secretary in writing at GoDaddy Inc., Attention: Corporate Secretary, 100 S. Mill Ave, Suite 1600, Tempe, AZ 85281; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy) at www.virtualshareholdermeeting.com/GDDY2026 and using your Control Number.
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.
How can I attend the Annual Meeting?
The Annual Meeting will be accessible through the Internet at www.virtualshareholdermeeting.com/GDDY2026. You can attend the Annual Meeting online, vote your shares electronically and submit questions online during the Annual Meeting by visiting the

GoDaddy Inc. 2026 Proxy Statement	79

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
webcast listed above and using your Control Number. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website. Technicians will be available to assist you.
You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on our Record Date (Monday, April 6, 2026) or hold a valid proxy for the meeting.
Will I be able to ask questions at the virtual Annual Meeting?
Stockholders will be able to submit questions online during the meeting, providing our stockholders with the opportunity for meaningful engagement with management and the Board. We will endeavor to answer as many questions submitted by stockholders as time permits. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. In the event of technical difficulties with the virtual Annual Meeting, we expect that an announcement will be made on www.virtualshareholdermeeting.com/GDDY2026. If necessary, the announcement will provide updated information regarding the date, time and location of the Annual Meeting.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Jared Sine, our Chief Strategy and Legal Officer, and Mark McCaffrey, our Chief Financial Officer, have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. Unless contrary instructions are indicated on the proxy, all shares represented by validly executed proxies received (and not revoked before they are voted) will be voted in accordance with the Board’s recommendations as specified above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own discretion to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and our 2025 Annual Report on Form 10-K, primarily via the Internet. On or about Thursday, April 23, 2026, we expect to mail to all stockholders the Notice containing instructions on how to access our proxy materials on the Internet, how to vote at the Annual Meeting and how to request printed copies of the proxy materials and 2025 Annual Report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.
Who bears the cost of soliciting votes for the Annual Meeting?
We will bear the costs of the solicitation of proxies, including the cost of preparing, printing and mailing the Notice, this Proxy Statement and related proxy materials. In addition to the solicitation of proxies by use of the mail, proxies may be solicited from stockholders by directors, officers, employees or agents of the Company in person or by telephone, facsimile or other appropriate means of communication. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to our directors, officers or employees in connection with the solicitation. Any questions or requests for assistance regarding this Proxy Statement and related proxy materials may be directed to our Corporate Secretary at governance@godaddy.com or in writing at GoDaddy Inc., Attention: Corporate Secretary, 100 S. Mill Ave, Suite 1600, Tempe, AZ 85281.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations identifying individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within GoDaddy or to third parties, except as necessary in accordance with applicable laws, to allow for the tabulation of votes and certification of the vote or to facilitate a successful proxy solicitation.
Who will serve as inspector of elections?
Broadridge Financial Solutions, or their appointed representative, will serve as the inspector of elections and will certify the voting results.

80

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Where can I find the voting results of the Annual Meeting?
We will disclose voting results on a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.
I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
GoDaddy Inc.
Attention: Corporate Secretary
100 S. Mill Ave, Suite 1600
Tempe, AZ 85281
(480) 505-8800
Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.
Is there a list of stockholders entitled to vote at the Annual Meeting?
The names of stockholders of record entitled to vote at the Annual Meeting will be made available upon request to our Corporate Secretary ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting. You must contact our Corporate Secretary at a reasonable time in advance to make appropriate arrangements to view the list of stockholders at our corporate headquarters, 100 S. Mill Ave, Suite 1600, Tempe, AZ 85281.
How can I contact GoDaddy’s transfer agent?
You may contact our transfer agent, Equiniti, by telephone at (800) 937-5449 (toll-free for United States residents), or by email at helpast@equiniti.com. Materials may be mailed to Equiniti at:
EQ, a division of Equiniti Trust Company, LLC
1110 Centre Point Curve, Suite 101
Mendota Heights, MN 55120
As of the date of this Proxy Statement, our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

GoDaddy Inc. 2026 Proxy Statement	81

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information

Appendices
Appendix A
Operating and Business Metrics, Non-GAAP Financial Information and Reconciliations
In addition to our financial results prepared in accordance with GAAP, this Proxy Statement includes certain non-GAAP financial measures and other operating and business metrics. We believe that these non-GAAP financial measures and other operating and business metrics are useful as a supplement in evaluating our ongoing operational performance and enhancing an overall understanding of our past financial performance. The non-GAAP financial measures included in this Proxy Statement should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In addition, similarly titled measures may be calculated differently by other companies and may not be comparable. A reconciliation between each non-GAAP financial measure and its nearest GAAP equivalent is included below. We use both GAAP and non-GAAP measures to evaluate and manage our operations.
Operating and Business Metrics
Bookings. Bookings is an operating metric representing the total value of customer contracts entered into during the period, excluding refunds. We believe bookings provides additional insight into the performance of our business and the effectiveness of our marketing efforts since we typically collect payment at the inception of a customer contract but recognize revenue ratably over the term of the contract.
Total Customers. We define a customer as an individual or entity, each with a unique account and paid transactions in the trailing twelve months or with paid subscriptions as of the end of the period. Total customers is one way we measure the scale of our business and can be a contributing factor to our ability to increase our revenue base.
Non-GAAP Financial Measures and Reconciliations
Normalized EBITDA (NEBITDA). NEBITDA is a supplemental measure of our operating performance used by management to evaluate our business. We calculate NEBITDA as net income excluding depreciation and amortization, interest expense (net), provision or benefit for income taxes, equity-based compensation expense, acquisition-related costs, restructuring-related expenses and certain other items. We believe that the inclusion or exclusion of certain recurring and non-recurring items provides a supplementary measure of our core operating results and permits useful alternative period-over-period comparisons of our operations. NEBITDA should not be viewed as a substitute for comparable GAAP measures.
NEBITDA Margin. NEBITDA margin is used by management as a supplemental measure of our operating performance and refers to the ratio of NEBITDA to revenue, expressed as a percentage.
Free Cash Flow. Free cash flow is a supplemental measure of our liquidity used by management to evaluate our business prior to the impact of restructuring and after purchases of property and equipment. We use free cash flow as a supplemental measure of our liquidity, including our ability to generate cash flow in excess of capital requirements and return cash to stockholders, though it should not be considered as an alternative to, or more meaningful than, comparable GAAP measures.
Constant Currency. Constant currency is calculated by translating bookings and revenue for each month in the current period using the foreign currency exchange rates for the corresponding month in the prior period, excluding any hedging gains or losses realized during the period. We believe constant currency information is useful in analyzing underlying trends in our business by eliminating the impact of fluctuations in foreign currency exchange rates and allows for period-to-period comparisons of our performance.

82

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Non-GAAP Reconciliation: Normalized EBITDA and NEBITDA Margin

	Year Ended December 31,
Reconciliation of Normalized EBITDA and NEBITDA Margin ($M)	2025		2024
Net income	$875.0		$936.9
Depreciation and amortization	116.6	—	135.3
Equity-based compensation expense	317.8	—	299.1
Interest expense, net of interest income	114.2	—	130.4
Restructuring and other(1)	17.3	—	65.7
Provision (benefit) for income taxes	145.0	0	(171.5)
Normalized EBITDA	$1,585.9		$1,395.9

Net income margin	17.7%		20.5%

NEBITDA margin	32.0%	0	30.5%
(1)In addition to the restructuring and other in our statements of operations, other charges included are primarily composed of lease-related expenses associated with closed facilities, charges related to certain legal matters, adjustments to the fair value of our equity investments, expenses incurred in relation to the refinancing of our long-term debt, acquisition-related expenses, and incremental expenses associated with certain professional services.
Non-GAAP Reconciliation: Free Cash Flow

	Year Ended December 31,
Reconciliation of Free Cash Flow ($M)	2025	2024
Net cash provided by operating activities	$1,599.4	$1,287.7
Capital expenditures	(23.9)	(26.6)
Cash paid for restructuring and other charges(1)	38.1	94.4
Free Cash Flow	$1,613.6	$1,355.5
(1)In addition to payments made pursuant to our restructuring activities, cash paid for restructuring and other charges includes lease-related payments associated with closed facilities, payments related to certain legal matters, cash paid for acquisition-related costs including tax and milestone payments related to previous acquisitions, and incremental payments associated with certain professional services and third party payments incurred in relation to the refinancing of our long-term debt.

GoDaddy Inc. 2026 Proxy Statement	83

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Reconciliations: Constant Currency

Year Ended December 31,
Reconciliations of Constant Currency Revenue ($M)	2025
Revenue	$4,951.1
Constant currency adjustment	5.6
Constant currency revenue	$4,956.7

Year Ended December 31,
Reconciliations of Constant Currency Bookings ($M)	2025
Bookings	$5,400.0
Constant currency adjustment	3.8
Constant currency bookings	$5,403.8

84

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Appendix B
Notwithstanding the defined terms used elsewhere in this Proxy Statement, this section uses certain terms as defined herein, which may differ from or supplement definitions used in other sections.
* * *
GODADDY INC.
AMENDED AND RESTATED 2024 OMNIBUS INCENTIVE PLAN
Section 1. Purpose. The purpose of the GoDaddy Inc. Amended and Restated 2024 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to motivate and reward employees and other individuals to perform at the highest level and contribute significantly to the success of GoDaddy Inc. (the “Company”), thereby furthering the best interests of the Company and its shareholders.
Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” means any entity that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Company.
(b) “Award” means any Option, SAR, Restricted Stock, RSU, Performance Award, Other Cash-Based Award or Other Stock-Based Award granted under the Plan.
(c) “Award Agreement” means any agreement, contract or other instrument or document (including in electronic form) evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.
(d) “Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.
(e) “Beneficiary” means a Person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of a Participant’s death. If no such Person can be named or is named by a Participant, or if no Beneficiary designated by a Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at a Participant’s death, such Participant’s Beneficiary shall be such Participant’s estate.
(f) “Board” means the Board of Directors of the Company.
(g) “Change in Control” means the occurrence of any one or more of the following events:
(i) any Person, other than (A) any employee plan established by the Company or any Subsidiary, (B) the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company, is (or becomes, during any 12-month period) the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the total voting power of the stock of the Company; provided that the provisions of this subsection (i) are not intended to apply to or include as a Change in Control any transaction that is specifically excepted from the definition of Change in Control under subsection (iii) below;
(ii) a change in the composition of the Board such that, during any 12-month period, the individuals who, as of the beginning of such period, constitute the Board (the “Existing Board”) cease for any reason to constitute at least 50% of the Board; provided, however, that any individual becoming a member of the Board subsequent to the beginning of such period whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors immediately prior to the date of such appointment or election shall be considered as though such individual were a member of the Existing Board; provided further, that, notwithstanding the foregoing, no individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act or successor statutes or rules containing analogous concepts) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, shall in any event be considered to be a member of the Existing Board;
(iii) the consummation of a merger, amalgamation or consolidation of the Company with any other corporation or other entity, or the issuance of voting securities in connection with such a transaction pursuant to applicable stock exchange requirements; provided that immediately following such transaction the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting

GoDaddy Inc. 2026 Proxy Statement	85

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
securities of the surviving entity of such transaction or parent entity thereof) 50% or more of the total voting power and total fair market value of the Company’s stock (or, if the Company is not the surviving entity of such merger or consolidation, 50% or more of the total voting power and total fair market value of the stock of such surviving entity or parent entity thereof); and provided, further, that such a transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of either the then-outstanding Shares or the combined voting power and total fair market value of the Company’s then-outstanding voting securities shall not be considered a Change in Control; or
(iv) the sale or disposition by the Company of all or substantially all of the Company’s assets in which any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.
Notwithstanding the foregoing, (A) no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (B) no Change in Control shall be deemed to have occurred upon the acquisition of additional control of the Company by any Person that is considered to effectively control the Company. In no event will a Change in Control be deemed to have occurred if any Participant is part of a “group” within the meaning of Section 13(d)(3) of the Exchange Act that effects a Change in Control. Notwithstanding the foregoing or any provision of any Award Agreement to the contrary, for any Award that provides for accelerated distribution on a Change in Control of amounts that constitute “deferred compensation” (as defined in Section 409A of the Code), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets (in either case, as defined in Section 409A of the Code), such amount shall not be distributed on such Change in Control but instead shall vest as of such Change in Control and shall be distributed on the scheduled payment date specified in the applicable Award Agreement, except to the extent that earlier distribution would not result in the Participant who holds such Award incurring interest or additional tax under Section 409A of the Code.
(h) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Code shall include any successor provision thereto.
(i) “Committee” means the Compensation and Human Capital Committee of the Board (or other committee of the Board responsible for executive compensation matters) unless another committee is designated by the Board. If there is no compensation committee of the Board and the Board does not designate another committee, references herein to the “Committee” shall refer to the Board.
(j) “Consultant” means any individual, including an advisor, who is providing services to the Company or any Subsidiary, or who has accepted an offer of service or consultancy from the Company or any Subsidiary.
(k) “Director” means any member of the Board.
(l) “Effective Date” means June 7, 2024.
(m) “Employee” means any individual, including any officer, employed by the Company or any Subsidiary or any prospective employee or officer who has accepted an offer of employment from the Company or any Subsidiary, with the status of employment determined based upon such factors as are deemed appropriate by the Committee in its discretion, subject to any requirements of the Code or applicable laws.
(n) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Exchange Act shall include any successor provision thereto.
(o) “Fair Market Value” means (i) with respect to Shares, the closing price of a Share on the applicable date of determination (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred), on the principal stock market or exchange on which the Shares are quoted or traded, or if Shares are not so quoted or traded, the fair market value of a Share as determined by the Committee, and (ii) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

86

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
(p) “Incentive Stock Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that meets the requirements of Section 422 of the Code.
(q) “Intrinsic Value” with respect to an Option or SAR Award means (i) the excess, if any, of the price or implied price per Share in a Change in Control or other event over (ii) the exercise or hurdle price of such Award multiplied by (iii) the number of Shares covered by such Award.
(r) “Non-Qualified Stock Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that is not an Incentive Stock Option.
(s) “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.
(t) “Other Cash-Based Award” means an Award granted pursuant to Section 11, including cash awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Plan.
(u) “Other Stock-Based Award” means an Award granted pursuant to Section 11 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, dividend rights or dividend equivalent rights or Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee.
(v) “Participant” means the recipient of an Award granted under the Plan.
(w) “Performance Award” means an Award granted pursuant to Section 10.
(x) “Performance Period” means the period established by the Committee with respect to any Performance Award during which the performance goals specified by the Committee with respect to such Award are to be measured.
(y) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
(z) “Prior Plan” means the GoDaddy Inc. 2015 Equity Incentive Plan.
(aa) “Prior Plan Award” means any award previously granted under the Prior Plan that was outstanding as of the Effective Date.
(bb) “Restricted Stock” means any Share subject to certain restrictions and forfeiture conditions, granted pursuant to Section 8.
(cc) “RSU” means a contractual right granted pursuant to Section 9 that is denominated in Shares. Each RSU represents a right to receive the value of one Share (or a percentage of such value) in cash, Shares or a combination thereof. Awards of RSUs may include the right to receive dividend equivalents.
(dd) “SAR” means a right granted pursuant to Section 7 to receive upon exercise by the Participant or settlement, in cash, Shares or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise or hurdle price of the right on the date of grant.
(ee) “Service Agreement” means any employment, service, severance, consulting or similar agreement between the Company or any of its Affiliates and a Participant.
(ff) “Share” means a share of the Company’s Class A common stock, $0.001 par value.
(gg) “Subsidiary” means an entity of which the Company directly or indirectly holds all or a majority of the value of the outstanding equity interests of such entity or a majority of the voting power with respect to the voting securities of such entity.
(hh) “Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by the Company or with which the Company combines.

GoDaddy Inc. 2026 Proxy Statement	87

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
(ii) “Termination of Service” means, in the case of a Participant who is an Employee, cessation of the employment relationship such that the Participant is no longer an employee of the Company or any Affiliate, or, in the case of a Participant who is a Consultant, non-employee Director or other service provider, the date the performance of services for the Company or any Affiliate has ended; provided, however, that, unless the Committee determines otherwise, in the case of a Participant who is an Employee, the transfer of employment from the Company to an Affiliate, from an Affiliate to the Company, from one Affiliate to another Affiliate or, unless the Committee determines otherwise, the cessation of employee status but the continuation of the performance of services for the Company or an Affiliate as a non-employee Director or Consultant shall not be deemed a cessation of service that would constitute a Termination of Service; provided, further, that, unless the Committee determines otherwise, a Termination of Service shall be deemed to occur for a Participant employed by, or performing services for, an Affiliate when such Affiliate ceases to be an Affiliate unless such Participant’s employment or service continues with the Company or another Affiliate. Notwithstanding the foregoing, with respect to any Award subject to Section 409A of the Code (and not exempt therefrom), a Termination of Service occurs when a Participant experiences a “separation of service” (as such term is defined under Section 409A of the Code).
Section 3. Eligibility.
(a) Any Employee, non-employee Director or Consultant shall be eligible to be selected to receive an Award under the Plan, to the extent that an offer or receipt of an Award is permitted by applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
(b) Holders of equity compensation awards granted by a company that is acquired by the Company (or whose business is acquired by the Company), or with which the Company combines, are eligible for grants of Substitute Awards under the Plan to the extent permitted under applicable regulations of any stock exchange on which the Company is listed.
Section 4. Administration.
(a) Administration of the Plan. The Plan shall be administered by the Committee. All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its shareholders, Participants and any Beneficiaries thereof. The Committee may issue rules and regulations for administration of the Plan.
(b) Delegation of Authority. To the extent permitted by applicable law, including under Section 157(c) of the Delaware General Corporation Law, the Committee may delegate some or all of its authority under the Plan, including the authority to grant Options and SARs or other Awards in the form of Share rights (except that such delegation shall not apply to any Award for a Person then covered by Section 16 of the Exchange Act) to a subcommittee or subcommittees of the Committee, or to other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation.
(c) Authority of Committee. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full discretion and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award and prescribe the form of each Award Agreement, which need not be identical for each Participant; (v) determine whether, to what extent, under what circumstances and by which methods Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement (including broker-assisted cashless exercise or sell-to-cover), or any combination thereof, or canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) amend terms or conditions of any outstanding Awards; (viii) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect; (ix) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board shall have all of the authority and responsibility granted to the Committee herein.

88

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
Section 5. Shares Available for Awards.
(a) Subject to adjustment as provided in Section 5(c) and except for Substitute Awards, the maximum number of Shares available for issuance under the Plan shall not exceed 12,348,650 Shares, which includes (i) the existing reserve of 9,232,650 Shares plus (ii) an increase of 3,116,000 Shares. Shares underlying Substitute Awards and Shares remaining available for grant under a plan of an acquired company or of a company with which the Company combines (whether by way of amalgamation, merger, sale and purchase of shares or other securities or otherwise), appropriately adjusted to reflect the acquisition or combination transaction, shall not reduce the number of Shares remaining available for grant hereunder.
(b) If any Award or Prior Plan Award is forfeited, cancelled, expires, terminates or otherwise lapses or is settled in cash, in whole or in part, without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated or lapsed Award or Prior Plan Award shall again be available for grant under the Plan. For the avoidance of doubt, the following will not again become available for issuance under the Plan: (i) any Shares withheld in respect of taxes relating to any Award or Prior Plan Award, (ii) any Shares tendered or withheld to pay the exercise or hurdle price of Options or SARs (including any stock options or stock appreciation rights that are Prior Plan Awards), and (iii) any Shares covered by a stock-settled SAR that were not issued upon the settlement of the SAR.
(c) In the event that the Committee determines that, as a result of any dividend or other distribution (other than an ordinary dividend or distribution), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, subject to Section 19 and applicable law, adjust equitably so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:
(i) the number and type of Shares (or other securities) which thereafter may be made the subject of Awards, including the aggregate limits specified in Section 5(a) and Section 5(f);
(ii) the number and type of Shares (or other securities) subject to outstanding Awards;
(iii) the grant, acquisition, exercise or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and
(iv) the terms and conditions of any outstanding Awards, including the performance criteria of any Performance Awards;
provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
(d) Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.
(e) A Participant who is a non-employee Director may not receive compensation for any calendar year (including the calendar year in which the non-employee Director is first elected or appointed to the Board) in excess of $1,000,000 in the aggregate, including cash payments and Awards. For purposes of applying the limitation in this Section 5(e), Awards will be considered compensation in the calendar year in which the date of grant occurs and the value of such Award shall be its grant date fair value for financial reporting purposes.
(f) Subject to adjustment as provided in Section 5(c)(i), the maximum number of Shares available for issuance with respect to Incentive Stock Options shall be 4,000,000.
Section 6. Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a) The exercise price per Share under an Option shall be determined by the Committee at the time of grant; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.
(b) The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such Option. The Committee shall determine the time or times at which an Option becomes vested and exercisable in whole or in part.

GoDaddy Inc. 2026 Proxy Statement	89

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
(c) The Committee shall determine the methods by which, and the forms in which payment of the exercise price with respect thereto may be made or deemed to have been made, including cash, Shares, other Awards, other property, net settlement (including broker-assisted cashless exercise) or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price.
(d) No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options (except as provided under Section 5(c)).
(e) The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Incentive Stock Options may be granted only to employees of the Company or of a parent or subsidiary corporation (as defined in Section 424 of the Code).
Section 7. Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a) SARs may be granted under the Plan to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 6.
(b) The exercise or hurdle price per Share under a SAR shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR.
(c) The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR. The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part.
(d) Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one Share on the exercise date over the exercise or hurdle price of such SAR. The Company shall pay such excess in cash, in Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee.
(e) No grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SARs (except as provided under Section 5(c)).
Section 8. Restricted Stock. The Committee is authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a) The Award Agreement shall specify the vesting schedule.
(b) Awards of Restricted Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
(c) Subject to the restrictions set forth in the applicable Award Agreement, a Participant generally shall have the rights and privileges of a shareholder with respect to Awards of Restricted Stock, including the right to vote such Shares of Restricted Stock and the right to receive dividends.
(d) The Committee may, in its discretion, specify in the applicable Award Agreement that an Award of Restricted Stock shall convey the right to receive dividend equivalents on the Shares subject to such Award with respect to any dividends or other distributions declared during the period that such Award is outstanding, in which case, such dividend equivalent rights shall accumulate and shall be paid in cash or Shares on the vesting date of the Award, subject to the vesting of the Award (or portion thereof) with respect to which such dividend equivalents are credited. For the avoidance of doubt, any dividend equivalents in respect of any Award of Restricted Stock shall have the same vesting conditions and vesting dates and shall be paid in accordance with the same terms as the Award to which they relate and no dividends or dividend equivalents will be paid on unvested Awards unless and until such Awards vest.
(e) Any Award of Restricted Stock may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration.

90

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
(f) The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, such Participant shall be required to file promptly a copy of such election with the Company and the applicable Internal Revenue Service office.
Section 9. RSUs. The Committee is authorized to grant Awards of RSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a) The Award Agreement shall specify the vesting schedule and the delivery schedule (which may include deferred delivery later than the vesting date).
(b) Awards of RSUs shall be subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
(c) An RSU shall not convey to a Participant the rights and privileges of a shareholder with respect to the Share subject to such RSU, such as the right to vote or the right to receive dividends, unless and until and to the extent a Share is issued to such Participant to settle such RSU.
(d) The Committee may, in its discretion, specify in the applicable Award Agreement that an Award of RSUs shall convey the right to receive dividend equivalents on the Shares subject to such Award with respect to any dividends or other distributions declared during the period that such Award is outstanding, in which case, such dividend equivalent rights shall accumulate and shall be paid in cash or Shares on the settlement date of the Award, subject to the vesting of the Award (or portion thereof) with respect to which such dividend equivalents are credited. For the avoidance of doubt, any dividend equivalents in respect of any Award of RSUs shall have the same vesting conditions and vesting dates and shall be paid in accordance with the same terms as the Award to which they relate and no dividend equivalents will be paid on unvested Awards unless and until such Awards vest.
(e) Shares delivered upon the vesting and settlement of an RSU Award may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration.
(f) The Committee may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any RSU Award may be made.
Section 10. Performance Awards. The Committee is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a) Performance Awards may be denominated as a cash amount, number of Shares or units or a combination thereof and are Awards that may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the grant to a Participant or the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.
(b) Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis, with respect to one or more business units, divisions, Subsidiaries or business segments, or on an individual basis. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable such that it does not provide any undue enrichment or harm. Performance measures may vary from Performance Award to Performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10(b) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements of any applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

GoDaddy Inc. 2026 Proxy Statement	91

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
(c) Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined in the discretion of the Committee.
(d) A Performance Award shall not convey to a Participant the rights and privileges of a shareholder with respect to the Share subject to such Performance Award, such as the right to vote (except as relates to Restricted Stock) or the right to receive dividends, unless and until and to the extent a Share is issued to such Participant to settle such Performance Award. The Committee, in its sole discretion, may provide that a Performance Award shall convey the right to receive dividend equivalents on the Shares subject to such Performance Award with respect to any dividends or other distributions declared during the period that such Performance Award is outstanding, in which case, such dividend equivalent rights shall accumulate and shall be paid in cash or Shares on the settlement date of the Performance Award, subject to the Participant’s earning of the Shares with respect to which such dividend equivalents are paid upon achievement or satisfaction of performance conditions specified by the Committee. Shares delivered upon the vesting and settlement of a Performance Award may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration. For the avoidance of doubt, no dividend equivalent rights shall be provided with respect to any Shares subject to Performance Awards that are not earned or otherwise do not vest or settle pursuant to their terms.
(e) The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award.
Section 11. Other Cash-Based Awards and Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant Other Cash-Based Awards (either independently or as an element of or supplement to any other Award under the Plan) and Other Stock-Based Awards. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement, broker-assisted cashless exercise or any combination thereof, as the Committee shall determine; provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right.
Section 12. Effect of Termination of Service or a Change in Control on Awards.
(a) The Committee may provide, by rule or regulation or in any applicable Award Agreement, or may determine in any individual case, the circumstances in which, and the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of a Participant’s Termination of Service prior to the end of a Performance Period or vesting, exercise or settlement of such Award.
(b) Subject to the last sentence of Section 2(ii), the Committee may determine, in its discretion, whether, and the extent to which, (i) an Award will vest during a leave of absence, (ii) a reduction in service level (for example, from full-time to part-time employment) will cause a reduction, or other change, to an Award and (iii) a leave of absence or reduction in service will be deemed a Termination of Service.
(c) In the event of a Change in Control, the Committee may, in its sole discretion, and on such terms and conditions as it deems appropriate, take any one or more of the following actions with respect to any outstanding Award, which need not be uniform with respect to all Participants and/or Awards:
(i) continuation or assumption of such Award by the Company (if it is the surviving corporation) or by the successor or surviving entity or its parent;
(ii) substitution or replacement of such Award by the successor or surviving entity or its parent with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof), with substantially the same terms and value as such Award (including any applicable performance targets or criteria with respect thereto);
(iii) acceleration of the vesting of such Award and the lapse of any restrictions thereon and, in the case of an Option or SAR Award, acceleration of the right to exercise such Award during a specified period (and the termination of such Option or SAR Award without payment of any consideration therefor to the extent such Award is not timely exercised), in each case, either (A) upon a Participant’s involuntary Termination of Service (including upon a termination of the Participant’s employment by the Company or an Affiliate (or a successor corporation or its parent thereof) without “cause”, by a Participant for “good reason” and/or due to a Participant’s death or “disability”, as such terms may be defined in the applicable Award Agreement and/or a Participant’s Service Agreement, as the case may be) on or within a specified period prior to or following the Change in Control or (B) upon the failure of the successor or surviving entity (or its parent) to continue or assume such Award;

92

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
(iv) in the case of a Performance Award, determination of the level of attainment of the applicable performance condition(s); and
(v) cancellation of such Award in consideration of a payment, with the form, amount and timing of such payment determined by the Committee in its sole discretion, subject to the following: (A) such payment shall be made in cash, securities, rights and/or other property; (B) the amount of such payment shall equal the value of such Award, as determined by the Committee in its sole discretion; provided that, in the case of an Option or SAR Award, if such value equals the Intrinsic Value of such Award, such value shall be deemed to be valid; provided further that, if the Intrinsic Value of an Option or SAR Award is equal to or less than zero, the Committee may, in its sole discretion, provide for the cancellation of such Award without payment of any consideration therefor (for the avoidance of doubt, in the event of a Change in Control, the Committee may, in its sole discretion, terminate any Option or SAR Awards for which the exercise or hurdle price is equal to or exceeds the per Share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor); and (C) such payment shall be made promptly following such Change in Control or on a specified date or dates following such Change in Control; provided that the timing of such payment shall comply with Section 409A of the Code.
Section 13. General Provisions Applicable to Awards.
(a) Awards shall be granted for such cash or other consideration, if any, as the Committee determines; provided that in no event shall Awards be issued for less than such minimal consideration as may be required by applicable law.
(b) Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(c) Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Committee in its discretion at the time of grant, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.
(d) Except as may be permitted by the Committee or as specifically provided in an Award Agreement, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant other than by will, by the laws of descent and distribution, or pursuant to Section 13(e) and (ii) during a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by such Participant or, if permissible under applicable law, by such Participant’s guardian or legal representative. The provisions of this Section 13(d) shall not apply to any Award that has been fully exercised or settled, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.
(e) A Participant may designate a Beneficiary or change a previous Beneficiary designation only at such times as prescribed by the Committee, in its sole discretion, and only by using forms and following procedures approved or accepted by the Committee for that purpose.
(f) All certificates, if any, for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise or settlement thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any other applicable securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(g) The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Committee’s satisfaction, (ii) as determined by the Committee, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws, stock market or exchange rules and regulations or accounting or tax rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Committee deems necessary or appropriate to satisfy any applicable laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Committee determines is necessary to the lawful issuance and sale of any Shares, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

GoDaddy Inc. 2026 Proxy Statement	93

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
(h) The Committee may impose restrictions on any Award with respect to non-competition, non-solicitation, confidentiality and other restrictive covenants, or requirements to comply with minimum share ownership requirements, as it deems necessary or appropriate in its sole discretion, which such restrictions may be set forth in any applicable Award Agreement or otherwise.
Section 14. Amendments and Terminations.
(a) Amendment or Termination of the Plan. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is required by applicable law or the rules of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) subject to Section 5(c) and Section 12, the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 18. Notwithstanding anything to the contrary in the Plan, the Committee may amend the Plan, or create sub-plans, in such manner as may be necessary or desirable to enable the Plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local rules and regulations.
(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award shall terminate immediately prior to the consummation of such action, unless otherwise determined by the Committee.
(c) Terms of Awards. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted (including by substituting another Award of the same or a different type), prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that, subject to Section 5(c) and Section 12, no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except (x) to the extent any such action is made to cause the Plan or Award to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 18. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 5(c)) affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(d) No Repricing. Except as provided in Section 5(c), the Committee may not, without shareholder approval, seek to effect any re-pricing of any previously granted “underwater” Option, SAR or similar Award by: (i) amending or modifying the terms of the Option, SAR or similar Award to lower the exercise or hurdle price; (ii) cancelling the underwater Option, SAR or similar Award and granting either (A) replacement Options, SARs or similar Awards having a lower exercise or hurdle price or (B) Restricted Shares, RSUs, Performance Awards or Other Share-Based Awards in exchange; or (iii) cancelling or repurchasing the underwater Options, SARs or similar Awards for cash or other securities. An Option, SAR or similar Award will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise or hurdle price of the Award.
Section 15. Miscellaneous.
(a) No Employee, Consultant, non-employee Director, Participant, or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.
(b) The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate. Further, the Company or any applicable Affiliate may at any time dismiss a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or any other agreement binding on the parties, or otherwise required under applicable laws. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Award Agreement.

94

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
(c) No payment pursuant to the Plan shall be taken into account in determining any benefits under any severance, pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
(d) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.
(e) The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other Awards, other property, net settlement, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by such Participant) as may be necessary to satisfy all obligations for the payment of such taxes and, unless otherwise determined by the Committee in its discretion, to the extent such withholding would not result in liability classification of such Award (or any portion thereof) pursuant to FASB ASC Subtopic 718-10.
(f) If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.
(g) Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(h) Unless otherwise determined by the Committee, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(i) Awards may be granted to Participants who are non-United States nationals or employed or otherwise providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or otherwise providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law, tax policy or custom, or to rely on or qualify for applicable tax-qualified regimes. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.
Section 16. Effective Date of the Plan. The Plan became effective on the Effective Date.
Section 17. Term of the Plan. No Award shall be granted under the Plan after the earliest to occur of (i) the 10-year anniversary of the Effective Date; (ii) the maximum number of Shares available for issuance under the Plan have been issued; or (iii) the Board terminates the Plan in accordance with Section 14(a). However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.
Section 18. Cancellation or “Clawback” of Awards.
(a) The Committee may specify in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include a Termination of Service with or without “cause” (as such term may be defined in the applicable Award Agreement and/or a Participant’s Service Agreement, as the case may be, and, in the case of any such “cause” that is resulting from an indictment or other non-final determination, the Committee may provide for such Award to be held in escrow or abeyance until a final resolution of the matters related to such event occurs, at which time the Award shall either be reduced, cancelled or forfeited (as provided in such Award Agreement) or remain in effect, depending on the outcome), violation of material policies, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants, or requirements to comply with minimum share ownership requirements, that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

GoDaddy Inc. 2026 Proxy Statement	95

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Management Proposals	Other Information
(b) The Committee shall have full authority to implement any policies and procedures necessary to comply with any reduction, cancellation, forfeiture or recoupment requirement imposed under any applicable laws, rules, regulations or stock exchange listing standard or under any associated Company recoupment policy, including Section 954 of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes, including Rule 10D-1 of the Exchange Act and Section 303A.14 of the NYSE Listed Company Manual. Notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising from such Awards) shall be subject to any clawback or recoupment arrangements or policies the Company has in place from time to time, and the Committee may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.
Section 19. Section 409A of the Code. With respect to Awards subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A of the Code, and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict. Notwithstanding anything in the Plan to the contrary, if the Board considers a Participant to be a “specified employee” under Section 409A of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), and any amount hereunder is “deferred compensation” subject to Section 409A of the Code, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A of the Code. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A of the Code.
Section 20. Successors and Assigns. The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 12(c).
Section 21. Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.

96

GoDaddy Inc.
100 S. Mill Ave, Suite 1600
Tempe, AZ 85281

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/GDDY2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 2, 2026. Have your proxy card in hand when you call and then follow the instructions.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce your environmental impact and the costs incurred by GoDaddy Inc. to mail proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in the future.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (if you received printed proxy materials).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V89104-P47659

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**GODADDY INC.**

**The Board of Directors recommends a vote FOR each nominee in Proposal No. 1:**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 1. | Company Proposal - Election of Directors | | | |
| 1a. | Amanpal Bhutani | ☐ | ☐ | ☐ |
| 1b. | Herald Chen | ☐ | ☐ | ☐ |
| 1c. | Caroline Donahue | ☐ | ☐ | ☐ |
| 1d. | Mark Garrett | ☐ | ☐ | ☐ |
| 1e. | Brian Sharples | ☐ | ☐ | ☐ |
| 1f. | Graham Smith | ☐ | ☐ | ☐ |
| 1g. | Leah Sweet | ☐ | ☐ | ☐ |
| 1h. | Srinivas Tallapragada | ☐ | ☐ | ☐ |
| 1i. | Sigal Zarmi | ☐ | ☐ | ☐ |

**The Board of Directors recommends a vote FOR Proposal No. 2:**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 2. | Company Proposal - Advisory, non-binding vote to approve named executive officer compensation | ☐ | ☐ | ☐ |

**The Board of Directors recommends a vote FOR Proposal No. 3:**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 3. | Company Proposal - Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026 | ☐ | ☐ | ☐ |

**The Board of Directors recommends a vote FOR Proposal No. 4:**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 4. | Company Proposal - Approval of Amended and Restated GoDaddy Inc. 2024 Omnibus Incentive Plan | ☐ | ☐ | ☐ |

Sign exactly as your name(s) appear(s) hereon. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased stockholder should give their full title. Please date the proxy card.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

**Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V89105-P47659

## GODADDY INC.

## PROXY FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints each of Jared Sine and Mark McCaffrey with full power of substitution, to represent the undersigned and to vote all of the shares of stock of GoDaddy Inc. (the "Company") which the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders of the Company, to be held virtually via live webcast at www.virtualshareholdermeeting.com/GDDY2026 on Wednesday, June 3, 2026 at 8:00 a.m. PDT and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their best judgment upon such other matters as may properly come before the meeting.

The shares represented by this proxy, when properly executed, shall be voted as specified herein. **If no specification is made, such shares shall be voted in accordance with the Board of Directors' recommendations.** Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting. Discretionary authority is hereby conferred as to all other matters that may properly come before the meeting.

**IF YOU ELECT TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY**

*(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)*